REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Variable Annuity Account C
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Variable Annuity Account C (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2020, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	For the year ended December 31, 2020 (commenced April 29, 2019 and began transactions in 2020)

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 26, 2021

We have served as the Separate Account's auditor since 2000.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account
Assets:
Investments at fair value	$121,769,407	$29,964,155	$163,592,423	$25,049,445
Due from Brighthouse Life Insurance Company	11	2	48	3
Total Assets	121,769,418	29,964,157	163,592,471	25,049,448
Liabilities:
Accrued fees	64	73	59	98
Due to Brighthouse Life Insurance Company	—	—	—	—
Total Liabilities	64	73	59	98
Net Assets	$121,769,354	$29,964,084	$163,592,412	$25,049,350
Contract Owners' Equity
Net assets from accumulation units	$121,719,673	$29,918,351	$163,087,260	$25,049,350
Net assets from contracts in payout	49,681	45,733	505,152	—
Total Net Assets	$121,769,354	$29,964,084	$163,592,412	$25,049,350

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI AQR Global Risk Balanced Sub-Account
Assets:
Investments at fair value	$233,258,379	$275,682,368	$44,665,301	$107,165,864	$6,501,740
Due from Brighthouse Life Insurance Company	2	—	3	3	—
Total Assets	233,258,381	275,682,368	44,665,304	107,165,867	6,501,740
Liabilities:
Accrued fees	71	50	69	62	77
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	71	50	69	62	77
Net Assets	$233,258,310	$275,682,318	$44,665,235	$107,165,805	$6,501,663
Contract Owners' Equity
Net assets from accumulation units	$233,131,014	$275,602,928	$44,665,235	$107,135,027	$6,500,035
Net assets from contracts in payout	127,296	79,390	—	30,778	1,628
Total Net Assets	$233,258,310	$275,682,318	$44,665,235	$107,165,805	$6,501,663

The accompanying notes are an integral part of these financial statements.

	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account
Assets:
Investments at fair value	$50,688,699	$13,817,512	$148,745,953	$131,402,945	$39,764,113
Due from Brighthouse Life Insurance Company	1	—	7	3	2
Total Assets	50,688,700	13,817,512	148,745,960	131,402,948	39,764,115
Liabilities:
Accrued fees	117	140	79	100	172
Due to Brighthouse Life Insurance Company	—	2	—	—	—
Total Liabilities	117	142	79	100	172
Net Assets	$50,688,583	$13,817,370	$148,745,881	$131,402,848	$39,763,943
Contract Owners' Equity
Net assets from accumulation units	$50,688,583	$13,817,370	$148,734,343	$131,326,257	$39,703,253
Net assets from contracts in payout	—	—	11,538	76,591	60,690
Total Net Assets	$50,688,583	$13,817,370	$148,745,881	$131,402,848	$39,763,943

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account
Assets:
Investments at fair value	$53,447,319	$2,061,008	$28,828,540	$4,200,715	$11,641,026
Due from Brighthouse Life Insurance Company	—	—	—	—	1
Total Assets	53,447,319	2,061,008	28,828,540	4,200,715	11,641,027
Liabilities:
Accrued fees	144	105	123	57	77
Due to Brighthouse Life Insurance Company	9	3	—	1	—
Total Liabilities	153	108	123	58	77
Net Assets	$53,447,166	$2,060,900	$28,828,417	$4,200,657	$11,640,950
Contract Owners' Equity
Net assets from accumulation units	$53,313,099	$2,056,341	$28,819,947	$4,199,811	$11,628,664
Net assets from contracts in payout	134,067	4,559	8,470	846	12,286
Total Net Assets	$53,447,166	$2,060,900	$28,828,417	$4,200,657	$11,640,950

The accompanying notes are an integral part of these financial statements.

	BHFTI Clarion Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account
Assets:
Investments at fair value	$26,502,940	$47,617,348	$12,743,396	$97,638,699	$47,700,208
Due from Brighthouse Life Insurance Company	—	—	—	2	5
Total Assets	26,502,940	47,617,348	12,743,396	97,638,701	47,700,213
Liabilities:
Accrued fees	188	94	102	162	124
Due to Brighthouse Life Insurance Company	—	—	3	—	—
Total Liabilities	188	94	105	162	124
Net Assets	$26,502,752	$47,617,254	$12,743,291	$97,638,539	$47,700,089
Contract Owners' Equity
Net assets from accumulation units	$26,407,255	$47,542,854	$12,740,903	$96,997,388	$47,509,754
Net assets from contracts in payout	95,497	74,400	2,388	641,151	190,335
Total Net Assets	$26,502,752	$47,617,254	$12,743,291	$97,638,539	$47,700,089

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account
Assets:
Investments at fair value	$60,447,094	$14,481,121	$15,499,081	$9,106,638	$13,584,045
Due from Brighthouse Life Insurance Company	—	—	1	—	2
Total Assets	60,447,094	14,481,121	15,499,082	9,106,638	13,584,047
Liabilities:
Accrued fees	126	70	112	100	107
Due to Brighthouse Life Insurance Company	—	18	—	2	—
Total Liabilities	126	88	112	102	107
Net Assets	$60,446,968	$14,481,033	$15,498,970	$9,106,536	$13,583,940
Contract Owners' Equity
Net assets from accumulation units	$60,269,776	$14,465,327	$15,498,970	$9,094,788	$13,583,940
Net assets from contracts in payout	177,192	15,706	—	11,748	—
Total Net Assets	$60,446,968	$14,481,033	$15,498,970	$9,106,536	$13,583,940

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account
Assets:
Investments at fair value	$87,572,152	$10,479,543	$102,564,328	$122,659,882	$776,084
Due from Brighthouse Life Insurance Company	—	1	5	13	—
Total Assets	87,572,152	10,479,544	102,564,333	122,659,895	776,084
Liabilities:
Accrued fees	156	69	226	81	59
Due to Brighthouse Life Insurance Company	1	—	—	—	3
Total Liabilities	157	69	226	81	62
Net Assets	$87,571,995	$10,479,475	$102,564,107	$122,659,814	$776,022
Contract Owners' Equity
Net assets from accumulation units	$87,319,908	$10,479,475	$101,997,505	$121,721,913	$776,022
Net assets from contracts in payout	252,087	—	566,602	937,901	—
Total Net Assets	$87,571,995	$10,479,475	$102,564,107	$122,659,814	$776,022

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account
Assets:
Investments at fair value	$72,104,622	$346,544,913	$8,749,934	$16,272	$121,873,477
Due from Brighthouse Life Insurance Company	2	7	2	—	3
Total Assets	72,104,624	346,544,920	8,749,936	16,272	121,873,480
Liabilities:
Accrued fees	163	177	108	9	90
Due to Brighthouse Life Insurance Company	—	—	—	2	—
Total Liabilities	163	177	108	11	90
Net Assets	$72,104,461	$346,544,743	$8,749,828	$16,261	$121,873,390
Contract Owners' Equity
Net assets from accumulation units	$72,000,292	$345,552,305	$8,749,828	$16,261	$121,816,391
Net assets from contracts in payout	104,169	992,438	—	—	56,999
Total Net Assets	$72,104,461	$346,544,743	$8,749,828	$16,261	$121,873,390

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Wells Capital Management Mid Cap Value Sub-Account
Assets:
Investments at fair value	$43,240,076	$462,552,322	$84,170,334	$144,815,941	$13,086,145
Due from Brighthouse Life Insurance Company	1	26	1	8	1
Total Assets	43,240,077	462,552,348	84,170,335	144,815,949	13,086,146
Liabilities:
Accrued fees	103	159	144	177	152
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	103	159	144	177	152
Net Assets	$43,239,974	$462,552,189	$84,170,191	$144,815,772	$13,085,994
Contract Owners' Equity
Net assets from accumulation units	$43,232,830	$457,053,128	$84,033,791	$143,738,951	$13,051,895
Net assets from contracts in payout	7,144	5,499,061	136,400	1,076,821	34,099
Total Net Assets	$43,239,974	$462,552,189	$84,170,191	$144,815,772	$13,085,994

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account
Assets:
Investments at fair value	$10,660,658	$16,613,722	$95,853,351	$18,447,690	$46,457,646
Due from Brighthouse Life Insurance Company	—	—	60	15	90
Total Assets	10,660,658	16,613,722	95,853,411	18,447,705	46,457,736
Liabilities:
Accrued fees	113	124	100	100	192
Due to Brighthouse Life Insurance Company	—	8	—	—	—
Total Liabilities	113	132	100	100	192
Net Assets	$10,660,545	$16,613,590	$95,853,311	$18,447,605	$46,457,544
Contract Owners' Equity
Net assets from accumulation units	$10,533,401	$16,603,917	$95,681,184	$18,440,124	$46,191,845
Net assets from contracts in payout	127,144	9,673	172,127	7,481	265,699
Total Net Assets	$10,660,545	$16,613,590	$95,853,311	$18,447,605	$46,457,544

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
Assets:
Investments at fair value	$33,957,369	$880,418,673	$2,188,411,546	$1,509,638,542	$28,904,803
Due from Brighthouse Life Insurance Company	—	6	6	9	107
Total Assets	33,957,369	880,418,679	2,188,411,552	1,509,638,551	28,904,910
Liabilities:
Accrued fees	94	83	67	45	116
Due to Brighthouse Life Insurance Company	1	—	—	—	—
Total Liabilities	95	83	67	45	116
Net Assets	$33,957,274	$880,418,596	$2,188,411,485	$1,509,638,506	$28,904,794
Contract Owners' Equity
Net assets from accumulation units	$33,797,744	$878,262,354	$2,183,769,770	$1,507,627,800	$28,836,320
Net assets from contracts in payout	159,530	2,156,242	4,641,715	2,010,706	68,474
Total Net Assets	$33,957,274	$880,418,596	$2,188,411,485	$1,509,638,506	$28,904,794

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account
Assets:
Investments at fair value	$4,381,486	$257,245,274	$8,811,119	$173,649,215	$18,564,125
Due from Brighthouse Life Insurance Company	—	54	9	1	4
Total Assets	4,381,486	257,245,328	8,811,128	173,649,216	18,564,129
Liabilities:
Accrued fees	157	377	146	156	105
Due to Brighthouse Life Insurance Company	2	—	—	—	—
Total Liabilities	159	377	146	156	105
Net Assets	$4,381,327	$257,244,951	$8,810,982	$173,649,060	$18,564,024
Contract Owners' Equity
Net assets from accumulation units	$4,380,337	$255,392,744	$8,782,512	$172,955,621	$18,391,526
Net assets from contracts in payout	990	1,852,207	28,470	693,439	172,498
Total Net Assets	$4,381,327	$257,244,951	$8,810,982	$173,649,060	$18,564,024

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account
Assets:
Investments at fair value	$8,379,152	$7,174,440	$3,438,312	$5,765,218	$63,906,073
Due from Brighthouse Life Insurance Company	2	—	—	4	29
Total Assets	8,379,154	7,174,440	3,438,312	5,765,222	63,906,102
Liabilities:
Accrued fees	100	74	84	87	48
Due to Brighthouse Life Insurance Company	—	6	2	—	—
Total Liabilities	100	80	86	87	48
Net Assets	$8,379,054	$7,174,360	$3,438,226	$5,765,135	$63,906,054
Contract Owners' Equity
Net assets from accumulation units	$8,377,226	$7,174,360	$3,438,226	$5,765,135	$63,887,123
Net assets from contracts in payout	1,828	—	—	—	18,931
Total Net Assets	$8,379,054	$7,174,360	$3,438,226	$5,765,135	$63,906,054

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account
Assets:
Investments at fair value	$78,667,440	$176,403,283	$45,526,656	$81,893,437	$17,027,176
Due from Brighthouse Life Insurance Company	94	—	1	9	—
Total Assets	78,667,534	176,403,283	45,526,657	81,893,446	17,027,176
Liabilities:
Accrued fees	100	169	218	113	83
Due to Brighthouse Life Insurance Company	—	1	—	—	4
Total Liabilities	100	170	218	113	87
Net Assets	$78,667,434	$176,403,113	$45,526,439	$81,893,333	$17,027,089
Contract Owners' Equity
Net assets from accumulation units	$78,086,352	$175,885,230	$45,324,973	$81,631,655	$17,012,511
Net assets from contracts in payout	581,082	517,883	201,466	261,678	14,578
Total Net Assets	$78,667,434	$176,403,113	$45,526,439	$81,893,333	$17,027,089

The accompanying notes are an integral part of these financial statements.

	BHFTII Van Eck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account
Assets:
Investments at fair value	$3,682,023	$158,425,558	$5,717,773	$5,029,943	$155,328
Due from Brighthouse Life Insurance Company	—	85	—	—	—
Total Assets	3,682,023	158,425,643	5,717,773	5,029,943	155,328
Liabilities:
Accrued fees	41	393	89	73	7
Due to Brighthouse Life Insurance Company	—	—	—	4	4
Total Liabilities	41	393	89	77	11
Net Assets	$3,681,982	$158,425,250	$5,717,684	$5,029,866	$155,317
Contract Owners' Equity
Net assets from accumulation units	$3,681,982	$157,207,387	$5,701,024	$5,027,417	$155,317
Net assets from contracts in payout	—	1,217,863	16,660	2,449	—
Total Net Assets	$3,681,982	$158,425,250	$5,717,684	$5,029,866	$155,317

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2020

	FTVIPT Templeton Foreign VIP Sub-Account	Invesco V.I. International Growth Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Putnam VT Equity Income Sub-Account
Assets:
Investments at fair value	$17,211,025	$5,024,751	$4,485,611	$3,761,075	$16,665,831
Due from Brighthouse Life Insurance Company	—	2	—	—	7
Total Assets	17,211,025	5,024,753	4,485,611	3,761,075	16,665,838
Liabilities:
Accrued fees	111	115	71	57	146
Due to Brighthouse Life Insurance Company	3	—	2	2	—
Total Liabilities	114	115	73	59	146
Net Assets	$17,210,911	$5,024,638	$4,485,538	$3,761,016	$16,665,692
Contract Owners' Equity
Net assets from accumulation units	$17,121,910	$5,004,174	$4,474,329	$3,761,016	$16,525,541
Net assets from contracts in payout	89,001	20,464	11,209	—	140,151
Total Net Assets	$17,210,911	$5,024,638	$4,485,538	$3,761,016	$16,665,692

The accompanying notes are an integral part of these financial statements.

	Putnam VT Sustainable Leaders Sub-Account	Russell Global Real Estate Securities Sub-Account	Russell International Developed Markets Sub-Account	Russell Strategic Bond Sub-Account	Russell U.S. Small Cap Equity Sub-Account
Assets:
Investments at fair value	$3,158,800	$321,437	$1,479,296	$2,452,616	$937,346
Due from Brighthouse Life Insurance Company	1	—	—	—	—
Total Assets	3,158,801	321,437	1,479,296	2,452,616	937,346
Liabilities:
Accrued fees	42	15	6	5	14
Due to Brighthouse Life Insurance Company	—	2	2	2	2
Total Liabilities	42	17	8	7	16
Net Assets	$3,158,759	$321,420	$1,479,288	$2,452,609	$937,330
Contract Owners' Equity
Net assets from accumulation units	$3,120,678	$315,881	$1,458,144	$2,402,974	$932,077
Net assets from contracts in payout	38,081	5,539	21,144	49,635	5,253
Total Net Assets	$3,158,759	$321,420	$1,479,288	$2,452,609	$937,330

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2020

Russell U.S. Strategic Equity Sub-Account
Assets:
Investments at fair value	$5,192,037
Due from Brighthouse Life Insurance Company	—
Total Assets	5,192,037
Liabilities:
Accrued fees	9
Due to Brighthouse Life Insurance Company	1
Total Liabilities	10
Net Assets	$5,192,027
Contract Owners' Equity
Net assets from accumulation units	$5,118,541
Net assets from contracts in payout	73,486
Total Net Assets	$5,192,027

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2020

	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account
Investment Income:
Dividends	$379,968	$44,891	$443,114	$426,495	$3,708,630
Expenses:
Mortality and expense risk and other charges	682,452	163,615	911,318	175,720	2,931,817
Administrative charges	271,392	64,167	352,258	60,663	542,212
Total expenses	953,844	227,782	1,263,576	236,383	3,474,029
Net investment income (loss)	(573,876)	(182,891)	(820,462)	190,112	234,601
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,124,240	1,676,096	3,371,400	1,481,101	12,299,243
Realized gains (losses) on sale of investments	6,819,727	1,423,194	13,467,981	286,694	1,976,674
Net realized gains (losses)	9,943,967	3,099,290	16,839,381	1,767,795	14,275,917
Change in unrealized gains (losses) on investments	19,686,218	4,407,013	43,051,425	(789,634)	13,165,097
Net realized and change in unrealized gains (losses) on investments	29,630,185	7,506,303	59,890,806	978,161	27,441,014
Net increase (decrease) in net assets resulting from operations	$29,056,309	$7,323,412	$59,070,344	$1,168,273	$27,675,615

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI AQR Global Risk Balanced Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account
Investment Income:
Dividends	$3,818,037	$305,066	$1,877,672	$146,271	$747,442
Expenses:
Mortality and expense risk and other charges	3,267,053	503,554	1,334,122	72,292	401,744
Administrative charges	611,119	92,523	250,589	15,686	120,007
Total expenses	3,878,172	596,077	1,584,711	87,978	521,751
Net investment income (loss)	(60,135)	(291,011)	292,961	58,293	225,691
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	18,445,581	3,941,203	4,585,472	641,613	4,092,922
Realized gains (losses) on sale of investments	1,531,456	1,179,693	570,060	(221,083)	(42,769)
Net realized gains (losses)	19,977,037	5,120,896	5,155,532	420,530	4,050,153
Change in unrealized gains (losses) on investments	16,141,701	10,575,942	5,349,412	(404,142)	(2,873,080)
Net realized and change in unrealized gains (losses) on investments	36,118,738	15,696,838	10,504,944	16,388	1,177,073
Net increase (decrease) in net assets resulting from operations	$36,058,603	$15,405,827	$10,797,905	$74,681	$1,402,764

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account
Investment Income:
Dividends	$684,933	$1,503,236	$2,927,801	$450,047	$869,306
Expenses:
Mortality and expense risk and other charges	149,300	1,650,722	928,190	474,168	522,705
Administrative charges	32,507	323,619	313,544	82,510	107,120
Total expenses	181,807	1,974,341	1,241,734	556,678	629,825
Net investment income (loss)	503,126	(471,105)	1,686,067	(106,631)	239,481
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	13,865,508	12,151,397	1,482,851	—
Realized gains (losses) on sale of investments	(104,104)	2,404,911	1,074,714	(350,691)	675,774
Net realized gains (losses)	(104,104)	16,270,419	13,226,111	1,132,160	675,774
Change in unrealized gains (losses) on investments	345,058	5,947,017	(1,182,454)	(1,285,722)	10,462,749
Net realized and change in unrealized gains (losses) on investments	240,954	22,217,436	12,043,657	(153,562)	11,138,523
Net increase (decrease) in net assets resulting from operations	$744,080	$21,746,331	$13,729,724	$(260,193)	$11,378,004

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI Clarion Global Real Estate Sub-Account
Investment Income:
Dividends	$94,120	$949,713	$257,370	$84,631	$1,075,108
Expenses:
Mortality and expense risk and other charges	31,096	234,718	26,271	61,553	301,724
Administrative charges	5,070	69,782	10,134	23,201	58,221
Total expenses	36,166	304,500	36,405	84,754	359,945
Net investment income (loss)	57,954	645,213	220,965	(123)	715,163
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	615,438	498,503
Realized gains (losses) on sale of investments	(20,363)	(301,145)	(142,408)	274,527	(107,761)
Net realized gains (losses)	(20,363)	(301,145)	(142,408)	889,965	390,742
Change in unrealized gains (losses) on investments	(43,540)	(193,501)	(368,246)	1,282,200	(2,632,187)
Net realized and change in unrealized gains (losses) on investments	(63,903)	(494,646)	(510,654)	2,172,165	(2,241,445)
Net increase (decrease) in net assets resulting from operations	$(5,949)	$150,567	$(289,689)	$2,172,042	$(1,526,282)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account
Investment Income:
Dividends	$1,246,114	$625,322	$1,938,534	$279,132	$2,794
Expenses:
Mortality and expense risk and other charges	571,223	127,030	693,113	298,846	640,698
Administrative charges	98,404	29,193	214,414	101,146	113,412
Total expenses	669,627	156,223	907,527	399,992	754,110
Net investment income (loss)	576,487	469,099	1,031,007	(120,860)	(751,316)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,051,294	604,204	5,623,959	104,728	2,996,299
Realized gains (losses) on sale of investments	(1,146,672)	(112,618)	312,149	1,728,859	(580,121)
Net realized gains (losses)	(95,378)	491,586	5,936,108	1,833,587	2,416,178
Change in unrealized gains (losses) on investments	1,426,151	16,133	(7,947,759)	8,726,126	20,251,612
Net realized and change in unrealized gains (losses) on investments	1,330,773	507,719	(2,011,651)	10,559,713	22,667,790
Net increase (decrease) in net assets resulting from operations	$1,907,260	$976,818	$(980,644)	$10,438,853	$21,916,474

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account
Investment Income:
Dividends	$460,788	$326,333	$90,509	$85,782	$506,210
Expenses:
Mortality and expense risk and other charges	191,429	131,318	48,781	173,263	1,048,224
Administrative charges	34,733	35,937	18,958	30,957	191,151
Total expenses	226,162	167,255	67,739	204,220	1,239,375
Net investment income (loss)	234,626	159,078	22,770	(118,438)	(733,165)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	374,118	—	815,277	28,697,420
Realized gains (losses) on sale of investments	63,331	83,469	(85,080)	607,755	3,364,861
Net realized gains (losses)	63,331	457,587	(85,080)	1,423,032	32,062,281
Change in unrealized gains (losses) on investments	500,329	858,825	847,312	231,282	(9,953,775)
Net realized and change in unrealized gains (losses) on investments	563,660	1,316,412	762,232	1,654,314	22,108,506
Net increase (decrease) in net assets resulting from operations	$798,286	$1,475,490	$785,002	$1,535,876	$21,375,341
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account
Investment Income:
Dividends	$221,646	$2,069,996	$—	$22,892	$1,857,943
Expenses:
Mortality and expense risk and other charges	132,258	1,006,004	764,947	8,012	674,205
Administrative charges	25,224	211,555	213,846	1,784	173,143
Total expenses	157,482	1,217,559	978,793	9,796	847,348
Net investment income (loss)	64,164	852,437	(978,793)	13,096	1,010,595
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	875,883	3,127,074	13,758,685	46,498	—
Realized gains (losses) on sale of investments	4,469	730,960	14,188,164	8,220	(445,384)
Net realized gains (losses)	880,352	3,858,034	27,946,849	54,718	(445,384)
Change in unrealized gains (losses) on investments	(476,567)	5,689,387	56,571,267	(595)	6,048,413
Net realized and change in unrealized gains (losses) on investments	403,785	9,547,421	84,518,116	54,123	5,603,029
Net increase (decrease) in net assets resulting from operations	$467,949	$10,399,858	$83,539,323	$67,219	$6,613,624

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account (a)	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account
Investment Income:
Dividends	$12,426,524	$151,039	$61	$3,043,381	$946,297
Expenses:
Mortality and expense risk and other charges	3,087,487	88,931	30	1,037,927	475,107
Administrative charges	824,631	21,706	5	286,212	97,803
Total expenses	3,912,118	110,637	35	1,324,139	572,910
Net investment income (loss)	8,514,406	40,402	26	1,719,242	373,387
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	450,408	—	3,953,459	1,546,305
Realized gains (losses) on sale of investments	1,875,480	57,535	(19)	307,370	36,825
Net realized gains (losses)	1,875,480	507,943	(19)	4,260,829	1,583,130
Change in unrealized gains (losses) on investments	12,763,627	(525,857)	343	3,307,577	1,592,929
Net realized and change in unrealized gains (losses) on investments	14,639,107	(17,914)	324	7,568,406	3,176,059
Net increase (decrease) in net assets resulting from operations	$23,153,513	$22,488	$350	$9,287,648	$3,549,446

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Wells Capital Management Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account
Investment Income:
Dividends	$10,241,075	$40,084	$1,861,357	$102,925	$198,281
Expenses:
Mortality and expense risk and other charges	4,593,164	982,491	1,232,722	171,774	77,557
Administrative charges	898,487	181,211	304,031	28,866	21,373
Total expenses	5,491,651	1,163,702	1,536,753	200,640	98,930
Net investment income (loss)	4,749,424	(1,123,618)	324,604	(97,715)	99,351
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	32,185,469	8,100,455	7,648,741	765,180	—
Realized gains (losses) on sale of investments	(345,365)	230,545	(1,214,409)	(196,119)	108,473
Net realized gains (losses)	31,840,104	8,331,000	6,434,332	569,061	108,473
Change in unrealized gains (losses) on investments	(31,749,947)	7,999,945	1,924,526	(363,684)	218,672
Net realized and change in unrealized gains (losses) on investments	90,157	16,330,945	8,358,858	205,377	327,145
Net increase (decrease) in net assets resulting from operations	$4,839,581	$15,207,327	$8,683,462	$107,662	$426,496

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account
Investment Income:
Dividends	$263,546	$3,019,503	$—	$808,543	$947,164
Expenses:
Mortality and expense risk and other charges	189,477	651,883	155,105	617,414	380,783
Administrative charges	36,323	221,159	36,512	116,498	80,896
Total expenses	225,800	873,042	191,617	733,912	461,679
Net investment income (loss)	37,746	2,146,461	(191,617)	74,631	485,485
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	878,200	—	1,892,985	—	736,683
Realized gains (losses) on sale of investments	623,050	322,304	856,277	114,152	117,825
Net realized gains (losses)	1,501,250	322,304	2,749,262	114,152	854,508
Change in unrealized gains (losses) on investments	1,837,159	3,774,586	2,846,566	(823,183)	1,499,917
Net realized and change in unrealized gains (losses) on investments	3,338,409	4,096,890	5,595,828	(709,031)	2,354,425
Net increase (decrease) in net assets resulting from operations	$3,376,155	$6,243,351	$5,404,211	$(634,400)	$2,839,910

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account
Investment Income:
Dividends	$22,264,211	$44,354,868	$24,278,824	$181,460	$95,112
Expenses:
Mortality and expense risk and other charges	8,456,272	18,871,685	15,871,297	363,972	45,017
Administrative charges	2,088,220	5,059,870	3,357,950	62,459	9,598
Total expenses	10,544,492	23,931,555	19,229,247	426,431	54,615
Net investment income (loss)	11,719,719	20,423,313	5,049,577	(244,971)	40,497
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	39,034,655	140,344,221	125,491,811	554,245	152,253
Realized gains (losses) on sale of investments	(6,914,344)	(20,597,781)	(13,237,790)	(330,830)	(146,194)
Net realized gains (losses)	32,120,311	119,746,440	112,254,021	223,415	6,059
Change in unrealized gains (losses) on investments	32,597,736	100,427,949	76,247,186	1,188,103	262,529
Net realized and change in unrealized gains (losses) on investments	64,718,047	220,174,389	188,501,207	1,411,518	268,588
Net increase (decrease) in net assets resulting from operations	$76,437,766	$240,597,702	$193,550,784	$1,166,547	$309,085

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account
Investment Income:
Dividends	$3,592,803	$—	$42,051	$—	$212,793
Expenses:
Mortality and expense risk and other charges	2,655,842	108,464	1,889,824	133,359	77,027
Administrative charges	577,165	18,659	355,293	37,675	19,582
Total expenses	3,233,007	127,123	2,245,117	171,034	96,609
Net investment income (loss)	359,796	(127,123)	(2,203,066)	(171,034)	116,184
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,035,744	934,232	16,355,869	2,173,235	—
Realized gains (losses) on sale of investments	2,587,907	74,502	8,250,212	173,166	74,376
Net realized gains (losses)	28,623,651	1,008,734	24,606,081	2,346,401	74,376
Change in unrealized gains (losses) on investments	(6,956,082)	1,159,617	42,789,896	2,542,039	192,840
Net realized and change in unrealized gains (losses) on investments	21,667,569	2,168,351	67,395,977	4,888,440	267,216
Net increase (decrease) in net assets resulting from operations	$22,027,365	$2,041,228	$65,192,911	$4,717,406	$383,400

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account
Investment Income:
Dividends	$74,043	$94,011	$55,762	$968,255	$1,647,658
Expenses:
Mortality and expense risk and other charges	90,640	42,374	69,182	788,903	535,023
Administrative charges	15,507	7,988	12,337	140,793	181,052
Total expenses	106,147	50,362	81,519	929,696	716,075
Net investment income (loss)	(32,104)	43,649	(25,757)	38,559	931,583
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	416,736	16,932	294,582	3,690,430	3,160,048
Realized gains (losses) on sale of investments	(71,805)	26,572	(95,341)	1,552,841	925,722
Net realized gains (losses)	344,931	43,504	199,241	5,243,271	4,085,770
Change in unrealized gains (losses) on investments	417,768	85,057	626,956	3,642,044	983,959
Net realized and change in unrealized gains (losses) on investments	762,699	128,561	826,197	8,885,315	5,069,729
Net increase (decrease) in net assets resulting from operations	$730,595	$172,210	$800,440	$8,923,874	$6,001,312

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII Van Eck Global Natural Resources Sub-Account
Investment Income:
Dividends	$2,827,499	$18,671	$34,779	$8,331	$37,931
Expenses:
Mortality and expense risk and other charges	1,145,851	455,562	922,027	177,909	22,579
Administrative charges	399,204	88,884	169,744	32,425	7,747
Total expenses	1,545,055	544,446	1,091,771	210,334	30,326
Net investment income (loss)	1,282,444	(525,775)	(1,056,992)	(202,003)	7,605
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,257,901	2,895,944	5,756,475	1,606,569	—
Realized gains (losses) on sale of investments	102,802	1,102,401	2,088,355	281,876	(233,194)
Net realized gains (losses)	10,360,703	3,998,345	7,844,830	1,888,445	(233,194)
Change in unrealized gains (losses) on investments	(6,024,289)	5,417,644	15,181,191	1,438,965	1,012,856
Net realized and change in unrealized gains (losses) on investments	4,336,414	9,415,989	23,026,021	3,327,410	779,662
Net increase (decrease) in net assets resulting from operations	$5,618,858	$8,890,214	$21,969,029	$3,125,407	$787,267

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2020

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account
Investment Income:
Dividends	$8,843,171	$153,608	$75,793	$16	$514,660
Expenses:
Mortality and expense risk and other charges	1,636,054	77,296	58,005	1,463	185,459
Administrative charges	362,266	13,442	10,906	175	34,534
Total expenses	1,998,320	90,738	68,911	1,638	219,993
Net investment income (loss)	6,844,851	62,870	6,882	(1,622)	294,667
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	221,149	6,631	—
Realized gains (losses) on sale of investments	131,341	25,726	(26,225)	8,775	(236,640)
Net realized gains (losses)	131,341	25,726	194,924	15,406	(236,640)
Change in unrealized gains (losses) on investments	537,300	75,512	(2,459)	49,195	(520,149)
Net realized and change in unrealized gains (losses) on investments	668,641	101,238	192,465	64,601	(756,789)
Net increase (decrease) in net assets resulting from operations	$7,513,492	$164,108	$199,347	$62,979	$(462,122)

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. International Growth Sub-Account	PIMCO VIT High Yield Sub-Account	PIMCO VIT Low Duration Sub-Account	Putnam VT Equity Income Sub-Account	Putnam VT Sustainable Leaders Sub-Account
Investment Income:
Dividends	$98,150	$206,785	$47,978	$269,653	$16,402
Expenses:
Mortality and expense risk and other charges	54,829	52,568	50,565	125,446	35,004
Administrative charges	10,177	10,657	9,781	37,645	4,856
Total expenses	65,006	63,225	60,346	163,091	39,860
Net investment income (loss)	33,144	143,560	(12,368)	106,562	(23,458)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	103,043	—	—	1,085,724	238,148
Realized gains (losses) on sale of investments	79,512	2,186	(4,869)	721,785	109,741
Net realized gains (losses)	182,555	2,186	(4,869)	1,807,509	347,889
Change in unrealized gains (losses) on investments	302,155	29,033	73,910	(1,382,991)	380,787
Net realized and change in unrealized gains (losses) on investments	484,710	31,219	69,041	424,518	728,676
Net increase (decrease) in net assets resulting from operations	$517,854	$174,779	$56,673	$531,080	$705,218

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the year ended December 31, 2020

	Russell Global Real Estate Securities Sub-Account	Russell International Developed Markets Sub-Account	Russell Strategic Bond Sub-Account
Investment Income:
Dividends	$4,604	$16,097	$46,215
Expenses:
Mortality and expense risk and other charges	3,822	16,738	31,584
Administrative charges	456	2,005	3,787
Total expenses	4,278	18,743	35,371
Net investment income (loss)	326	(2,646)	10,844
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	78,519
Realized gains (losses) on sale of investments	(5,179)	(11,168)	21,500
Net realized gains (losses)	(5,179)	(11,168)	100,019
Change in unrealized gains (losses) on investments	(21,935)	54,755	58,771
Net realized and change in unrealized gains (losses) on investments	(27,114)	43,587	158,790
Net increase (decrease) in net assets resulting from operations	$(26,788)	$40,941	$169,634

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Small Cap Equity Sub-Account	Russell U.S. Strategic Equity Sub-Account
Investment Income:
Dividends	$429	$22,115
Expenses:
Mortality and expense risk and other charges	9,356	60,081
Administrative charges	1,119	7,207
Total expenses	10,475	67,288
Net investment income (loss)	(10,046)	(45,173)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	19,049	44,433
Realized gains (losses) on sale of investments	(9,479)	87,840
Net realized gains (losses)	9,570	132,273
Change in unrealized gains (losses) on investments	90,018	896,264
Net realized and change in unrealized gains (losses) on investments	99,588	1,028,537
Net increase (decrease) in net assets resulting from operations	$89,542	$983,364

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2020 and 2019

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(573,876)	$222,164	$(182,891)	$(186,235)	$(820,462)	$(212,413)	$190,112	$631,295
Net realized gains (losses)	9,943,967	10,442,660	3,099,290	2,366,730	16,839,381	18,649,908	1,767,795	870,398
Change in unrealized gains (losses) on investments	19,686,218	20,433,658	4,407,013	4,559,078	43,051,425	16,115,309	(789,634)	2,512,629
Net increase (decrease) in net assets resulting from operations	29,056,309	31,098,482	7,323,412	6,739,573	59,070,344	34,552,804	1,168,273	4,014,322
Contract Transactions:
Purchase payments received from contract owners	165,150	148,995	77,705	44,630	258,249	374,712	4,187	1,940
Net transfers (including fixed account)	(9,165,918)	(5,061,707)	(1,732,983)	(362,940)	(22,493,233)	(2,199,841)	(108,943)	(448,780)
Contract charges	(961,072)	(989,501)	(233,412)	(244,131)	(1,158,778)	(1,147,362)	(278,821)	(292,569)
Transfers for contract benefits and terminations	(8,809,531)	(10,567,318)	(2,336,139)	(2,515,708)	(12,839,446)	(13,069,287)	(1,861,334)	(2,016,328)
Net increase (decrease) in net assets resulting from contract transactions	(18,771,371)	(16,469,531)	(4,224,829)	(3,078,149)	(36,233,208)	(16,041,778)	(2,244,911)	(2,755,737)
Net increase (decrease) in net assets	10,284,938	14,628,951	3,098,583	3,661,424	22,837,136	18,511,026	(1,076,638)	1,258,585
Net Assets:
Beginning of year	111,484,416	96,855,465	26,865,501	23,204,077	140,755,276	122,244,250	26,125,988	24,867,403
End of year	$121,769,354	$111,484,416	$29,964,084	$26,865,501	$163,592,412	$140,755,276	$25,049,350	$26,125,988

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$234,601	$437,206	$(60,135)	$227,941	$(291,011)	$(389,313)
Net realized gains (losses)	14,275,917	18,092,857	19,977,037	23,511,621	5,120,896	4,991,130
Change in unrealized gains (losses) on investments	13,165,097	17,704,497	16,141,701	25,268,392	10,575,942	3,505,051
Net increase (decrease) in net assets resulting from operations	27,675,615	36,234,560	36,058,603	49,007,954	15,405,827	8,106,868
Contract Transactions:
Purchase payments received from contract owners	276,211	170,351	319,733	239,455	21,126	56,373
Net transfers (including fixed account)	(4,313,353)	5,629,492	(1,208,476)	(783,761)	(3,965,659)	639,799
Contract charges	(2,520,698)	(2,619,781)	(3,025,776)	(3,061,879)	(360,838)	(345,113)
Transfers for contract benefits and terminations	(18,721,215)	(20,983,519)	(15,583,189)	(22,620,880)	(2,238,794)	(1,897,737)
Net increase (decrease) in net assets resulting from contract transactions	(25,279,055)	(17,803,457)	(19,497,708)	(26,227,065)	(6,544,165)	(1,546,678)
Net increase (decrease) in net assets	2,396,560	18,431,103	16,560,895	22,780,889	8,861,662	6,560,190
Net Assets:
Beginning of year	230,861,750	212,430,647	259,121,423	236,340,534	35,803,573	29,243,383
End of year	$233,258,310	$230,861,750	$275,682,318	$259,121,423	$44,665,235	$35,803,573

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI AQR Global Risk Balanced Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$292,961	$399,564	$58,293	$112,789	$225,691	$(466,902)	$503,126	$613,316
Net realized gains (losses)	5,155,532	6,279,970	420,530	(285,531)	4,050,153	115,803	(104,104)	(90,973)
Change in unrealized gains (losses) on investments	5,349,412	6,959,334	(404,142)	1,386,506	(2,873,080)	9,422,932	345,058	1,159,698
Net increase (decrease) in net assets resulting from operations	10,797,905	13,638,868	74,681	1,213,764	1,402,764	9,071,833	744,080	1,682,041
Contract Transactions:
Purchase payments received from contract owners	55,944	82,867	—	—	140,176	1,883	13,966	9,086
Net transfers (including fixed account)	(64,646)	1,264,166	285,570	(642,842)	813,290	(1,863,120)	338,916	249,274
Contract charges	(1,264,295)	(1,259,560)	(74,061)	(83,494)	(544,792)	(585,709)	(99,647)	(101,333)
Transfers for contract benefits and terminations	(6,411,271)	(8,464,550)	(765,059)	(700,303)	(3,101,910)	(3,841,023)	(1,057,256)	(980,136)
Net increase (decrease) in net assets resulting from contract transactions	(7,684,268)	(8,377,077)	(553,550)	(1,426,639)	(2,693,236)	(6,287,969)	(804,021)	(823,109)
Net increase (decrease) in net assets	3,113,637	5,261,791	(478,869)	(212,875)	(1,290,472)	2,783,864	(59,941)	858,932
Net Assets:
Beginning of year	104,052,168	98,790,377	6,980,532	7,193,407	51,979,055	49,195,191	13,877,311	13,018,379
End of year	$107,165,805	$104,052,168	$6,501,663	$6,980,532	$50,688,583	$51,979,055	$13,817,370	$13,877,311

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(471,105)	$(27,962)	$1,686,067	$1,292,713	$(106,631)	$(310,402)
Net realized gains (losses)	16,270,419	18,892,298	13,226,111	576,598	1,132,160	3,448,261
Change in unrealized gains (losses) on investments	5,947,017	12,440,265	(1,182,454)	23,064,480	(1,285,722)	6,620,373
Net increase (decrease) in net assets resulting from operations	21,746,331	31,304,601	13,729,724	24,933,791	(260,193)	9,758,232
Contract Transactions:
Purchase payments received from contract owners	425,357	232,790	72,906	49,434	33,072	60,939
Net transfers (including fixed account)	(3,263,502)	(6,418,102)	(910,892)	(388,914)	2,450,232	(6,532,259)
Contract charges	(723,976)	(768,984)	(1,263,470)	(1,272,175)	(177,028)	(203,040)
Transfers for contract benefits and terminations	(10,470,782)	(13,612,833)	(9,161,236)	(10,898,424)	(2,627,238)	(3,546,325)
Net increase (decrease) in net assets resulting from contract transactions	(14,032,903)	(20,567,129)	(11,262,692)	(12,510,079)	(320,962)	(10,220,685)
Net increase (decrease) in net assets	7,713,428	10,737,472	2,467,032	12,423,712	(581,155)	(462,453)
Net Assets:
Beginning of year	141,032,453	130,294,981	128,935,816	116,512,104	40,345,098	40,807,551
End of year	$148,745,881	$141,032,453	$131,402,848	$128,935,816	$39,763,943	$40,345,098

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account		BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$239,481	$118,340	$57,954	$80,909	$645,213	$651,508	$220,965	$315,071
Net realized gains (losses)	675,774	125,764	(20,363)	(15,394)	(301,145)	(110,362)	(142,408)	(52,387)
Change in unrealized gains (losses) on investments	10,462,749	7,135,098	(43,540)	80,625	(193,501)	461,242	(368,246)	(244,729)
Net increase (decrease) in net assets resulting from operations	11,378,004	7,379,202	(5,949)	146,140	150,567	1,002,388	(289,689)	17,955
Contract Transactions:
Purchase payments received from contract owners	89,857	81,092	4,808	21,000	18,429	44,737	1,503	2,741
Net transfers (including fixed account)	(1,664,191)	4,820,336	(176,357)	(338,471)	2,935,946	1,797,711	564,258	442,175
Contract charges	(274,526)	(290,512)	(14,730)	(17,627)	(259,196)	(256,217)	(45,249)	(47,833)
Transfers for contract benefits and terminations	(2,512,630)	(3,236,712)	(174,323)	(500,399)	(2,939,649)	(2,771,761)	(404,906)	(418,863)
Net increase (decrease) in net assets resulting from contract transactions	(4,361,490)	1,374,204	(360,602)	(835,497)	(244,470)	(1,185,530)	115,606	(21,780)
Net increase (decrease) in net assets	7,016,514	8,753,406	(366,551)	(689,357)	(93,903)	(183,142)	(174,083)	(3,825)
Net Assets:
Beginning of year	46,430,652	37,677,246	2,427,451	3,116,808	28,922,320	29,105,462	4,374,740	4,378,565
End of year	$53,447,166	$46,430,652	$2,060,900	$2,427,451	$28,828,417	$28,922,320	$4,200,657	$4,374,740

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI Clarion Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(123)	$2,994	$715,163	$442,949	$576,487	$234,239
Net realized gains (losses)	889,965	1,203,996	390,742	118,012	(95,378)	2,879,512
Change in unrealized gains (losses) on investments	1,282,200	896,776	(2,632,187)	5,176,766	1,426,151	6,141,389
Net increase (decrease) in net assets resulting from operations	2,172,042	2,103,766	(1,526,282)	5,737,727	1,907,260	9,255,140
Contract Transactions:
Purchase payments received from contract owners	4,962	321	78,358	59,683	32,741	65,677
Net transfers (including fixed account)	1,793,537	(91,523)	2,358,268	(1,505,381)	1,143,570	(238,689)
Contract charges	(63,527)	(67,513)	(116,606)	(135,973)	(241,657)	(274,701)
Transfers for contract benefits and terminations	(534,213)	(951,438)	(1,989,553)	(2,681,029)	(3,050,409)	(3,830,365)
Net increase (decrease) in net assets resulting from contract transactions	1,200,759	(1,110,153)	330,467	(4,262,700)	(2,115,755)	(4,278,078)
Net increase (decrease) in net assets	3,372,801	993,613	(1,195,815)	1,475,027	(208,495)	4,977,062
Net Assets:
Beginning of year	8,268,149	7,274,536	27,698,567	26,223,540	47,825,749	42,848,687
End of year	$11,640,950	$8,268,149	$26,502,752	$27,698,567	$47,617,254	$47,825,749

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$469,099	$(166,375)	$1,031,007	$1,048,231	$(120,860)	$(69,617)	$(751,316)	$(735,269)
Net realized gains (losses)	491,586	(142,862)	5,936,108	14,169,287	1,833,587	6,536,849	2,416,178	7,238,240
Change in unrealized gains (losses) on investments	16,133	1,879,312	(7,947,759)	5,820,196	8,726,126	4,551,067	20,251,612	2,484,216
Net increase (decrease) in net assets resulting from operations	976,818	1,570,075	(980,644)	21,037,714	10,438,853	11,018,299	21,916,474	8,987,187
Contract Transactions:
Purchase payments received from contract owners	67,567	—	192,212	177,314	54,704	63,068	109,376	109,508
Net transfers (including fixed account)	369,329	(68,249)	3,293,541	(497,400)	(2,483,037)	(1,293,719)	(4,106,397)	44,152
Contract charges	(124,647)	(128,481)	(589,685)	(657,961)	(246,605)	(263,812)	(207,011)	(207,417)
Transfers for contract benefits and terminations	(1,000,426)	(1,070,568)	(7,604,723)	(8,733,723)	(3,337,905)	(4,453,021)	(3,376,315)	(3,688,020)
Net increase (decrease) in net assets resulting from contract transactions	(688,177)	(1,267,298)	(4,708,655)	(9,711,770)	(6,012,843)	(5,947,484)	(7,580,347)	(3,741,777)
Net increase (decrease) in net assets	288,641	302,777	(5,689,299)	11,325,944	4,426,010	5,070,815	14,336,127	5,245,410
Net Assets:
Beginning of year	12,454,650	12,151,873	103,327,838	92,001,894	43,274,079	38,203,264	46,110,841	40,865,431
End of year	$12,743,291	$12,454,650	$97,638,539	$103,327,838	$47,700,089	$43,274,079	$60,446,968	$46,110,841

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$234,626	$378,701	$159,078	$234,417	$22,770	$17,365
Net realized gains (losses)	63,331	(25,104)	457,587	78,446	(85,080)	838,066
Change in unrealized gains (losses) on investments	500,329	466,519	858,825	1,866,064	847,312	471,798
Net increase (decrease) in net assets resulting from operations	798,286	820,116	1,475,490	2,178,927	785,002	1,327,229
Contract Transactions:
Purchase payments received from contract owners	2,303	19,153	16,315	—	15,282	3,332
Net transfers (including fixed account)	1,131,182	1,099,578	(62,237)	(513,958)	740,803	413,042
Contract charges	(168,178)	(162,310)	(159,095)	(165,786)	(62,328)	(70,334)
Transfers for contract benefits and terminations	(918,082)	(953,218)	(910,642)	(1,087,490)	(739,558)	(580,966)
Net increase (decrease) in net assets resulting from contract transactions	47,225	3,203	(1,115,659)	(1,767,234)	(45,801)	(234,926)
Net increase (decrease) in net assets	845,511	823,319	359,831	411,693	739,201	1,092,303
Net Assets:
Beginning of year	13,635,522	12,812,203	15,139,139	14,727,446	8,367,335	7,275,032
End of year	$14,481,033	$13,635,522	$15,498,970	$15,139,139	$9,106,536	$8,367,335
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(118,438)	$(19,166)	$(733,165)	$(553,117)	$64,164	$66,852	$852,437	$60,270
Net realized gains (losses)	1,423,032	1,449,121	32,062,281	14,138,720	880,352	7,078	3,858,034	5,066,488
Change in unrealized gains (losses) on investments	231,282	1,374,049	(9,953,775)	1,322,211	(476,567)	1,773,859	5,689,387	17,201,863
Net increase (decrease) in net assets resulting from operations	1,535,876	2,804,004	21,375,341	14,907,814	467,949	1,847,789	10,399,858	22,328,621
Contract Transactions:
Purchase payments received from contract owners	19,205	9,757	130,736	246,291	—	—	267,344	320,597
Net transfers (including fixed account)	120,729	(279,478)	(6,162,132)	(1,189,705)	(42,156)	12,789	(287,615)	(883,579)
Contract charges	(125,640)	(126,362)	(349,200)	(337,067)	(115,634)	(113,334)	(391,355)	(412,260)
Transfers for contract benefits and terminations	(909,753)	(999,795)	(6,211,625)	(6,705,049)	(348,855)	(1,046,944)	(7,356,568)	(8,426,372)
Net increase (decrease) in net assets resulting from contract transactions	(895,459)	(1,395,878)	(12,592,221)	(7,985,530)	(506,645)	(1,147,489)	(7,768,194)	(9,401,614)
Net increase (decrease) in net assets	640,417	1,408,126	8,783,120	6,922,284	(38,696)	700,300	2,631,664	12,927,007
Net Assets:
Beginning of year	12,943,523	11,535,397	78,788,875	71,866,591	10,518,171	9,817,871	99,932,443	87,005,436
End of year	$13,583,940	$12,943,523	$87,571,995	$78,788,875	$10,479,475	$10,518,171	$102,564,107	$99,932,443

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(978,793)	$(715,171)	$13,096	$11,004	$1,010,595	$1,541,717
Net realized gains (losses)	27,946,849	17,881,821	54,718	3,798	(445,384)	(752,019)
Change in unrealized gains (losses) on investments	56,571,267	3,696,774	(595)	101,457	6,048,413	4,010,892
Net increase (decrease) in net assets resulting from operations	83,539,323	20,863,424	67,219	116,259	6,613,624	4,800,590
Contract Transactions:
Purchase payments received from contract owners	181,947	217,069	—	197	129,799	133,028
Net transfers (including fixed account)	(17,291,127)	(2,846,603)	11,009	147,736	1,604,561	1,235,532
Contract charges	(362,205)	(310,338)	(8,663)	(7,296)	(602,035)	(629,767)
Transfers for contract benefits and terminations	(8,885,406)	(7,491,553)	(86,136)	(35,937)	(5,884,609)	(6,494,787)
Net increase (decrease) in net assets resulting from contract transactions	(26,356,791)	(10,431,425)	(83,790)	104,700	(4,752,284)	(5,755,994)
Net increase (decrease) in net assets	57,182,532	10,431,999	(16,571)	220,959	1,861,340	(955,404)
Net Assets:
Beginning of year	65,477,282	55,045,283	792,593	571,634	70,243,121	71,198,525
End of year	$122,659,814	$65,477,282	$776,022	$792,593	$72,104,461	$70,243,121

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI PIMCO Total Return Sub-Account		BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2020	2019	2020	2019	2020 (a)	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,514,406	$5,992,757	$40,402	$22,822	$26	$—	$1,719,242	$1,421,768
Net realized gains (losses)	1,875,480	67,209	507,943	107,404	(19)	—	4,260,829	6,641,381
Change in unrealized gains (losses) on investments	12,763,627	18,166,723	(525,857)	1,707,214	343	—	3,307,577	12,172,573
Net increase (decrease) in net assets resulting from operations	23,153,513	24,226,689	22,488	1,837,440	350	—	9,287,648	20,235,722
Contract Transactions:
Purchase payments received from contract owners	657,685	868,255	5,181	16,383	—	—	116,849	163,830
Net transfers (including fixed account)	16,286,003	5,973,368	(276,398)	(1,096,429)	15,928	—	(1,104,268)	(1,081,577)
Contract charges	(2,686,871)	(2,740,784)	(99,338)	(117,394)	(17)	—	(1,205,698)	(1,243,416)
Transfers for contract benefits and terminations	(30,509,214)	(33,790,872)	(585,057)	(907,494)	—	—	(8,670,549)	(10,243,663)
Net increase (decrease) in net assets resulting from contract transactions	(16,252,397)	(29,690,033)	(955,612)	(2,104,934)	15,911	—	(10,863,666)	(12,404,826)
Net increase (decrease) in net assets	6,901,116	(5,463,344)	(933,124)	(267,494)	16,261	—	(1,576,018)	7,830,896
Net Assets:
Beginning of year	339,643,627	345,106,971	9,682,952	9,950,446	—	—	123,449,408	115,618,512
End of year	$346,544,743	$339,643,627	$8,749,828	$9,682,952	$16,261	$—	$121,873,390	$123,449,408

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$373,387	$195,805	$4,749,424	$3,947,979	$(1,123,618)	$(1,172,432)
Net realized gains (losses)	1,583,130	2,808,638	31,840,104	62,256,562	8,331,000	14,180,694
Change in unrealized gains (losses) on investments	1,592,929	4,650,353	(31,749,947)	38,797,604	7,999,945	6,034,785
Net increase (decrease) in net assets resulting from operations	3,549,446	7,654,796	4,839,581	105,002,145	15,207,327	19,043,047
Contract Transactions:
Purchase payments received from contract owners	26,866	112,422	590,316	1,127,282	154,672	32,885
Net transfers (including fixed account)	109,493	(1,106,801)	5,219,336	(4,369,650)	(2,419,229)	(2,617,647)
Contract charges	(415,186)	(420,215)	(1,380,570)	(1,539,159)	(377,416)	(394,664)
Transfers for contract benefits and terminations	(2,856,025)	(1,927,624)	(38,288,537)	(49,344,823)	(5,768,934)	(6,949,674)
Net increase (decrease) in net assets resulting from contract transactions	(3,134,852)	(3,342,218)	(33,859,455)	(54,126,350)	(8,410,907)	(9,929,100)
Net increase (decrease) in net assets	414,594	4,312,578	(29,019,874)	50,875,795	6,796,420	9,113,947
Net Assets:
Beginning of year	42,825,380	38,512,802	491,572,063	440,696,268	77,373,771	68,259,824
End of year	$43,239,974	$42,825,380	$462,552,189	$491,572,063	$84,170,191	$77,373,771

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Wells Capital Management Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$324,604	$(144,201)	$(97,715)	$(140,352)	$99,351	$89,175	$37,746	$(68,437)
Net realized gains (losses)	6,434,332	3,995,604	569,061	142,687	108,473	(22,162)	1,501,250	1,227,585
Change in unrealized gains (losses) on investments	1,924,526	30,306,647	(363,684)	3,733,429	218,672	279,950	1,837,159	2,653,820
Net increase (decrease) in net assets resulting from operations	8,683,462	34,158,050	107,662	3,735,764	426,496	346,963	3,376,155	3,812,968
Contract Transactions:
Purchase payments received from contract owners	344,719	225,113	23,816	23,102	163,703	180	4,394	7,348
Net transfers (including fixed account)	987,152	(1,752,715)	173,431	(807,727)	4,494,375	1,531,064	(650,564)	(511,037)
Contract charges	(594,433)	(654,799)	(56,122)	(62,908)	(74,944)	(66,664)	(154,030)	(154,574)
Transfers for contract benefits and terminations	(11,908,944)	(14,016,930)	(890,288)	(1,127,099)	(1,249,028)	(849,680)	(1,265,742)	(967,907)
Net increase (decrease) in net assets resulting from contract transactions	(11,171,506)	(16,199,331)	(749,163)	(1,974,632)	3,334,106	614,900	(2,065,942)	(1,626,170)
Net increase (decrease) in net assets	(2,488,044)	17,958,719	(641,501)	1,761,132	3,760,602	961,863	1,310,213	2,186,798
Net Assets:
Beginning of year	147,303,816	129,345,097	13,727,495	11,966,363	6,899,943	5,938,080	15,303,377	13,116,579
End of year	$144,815,772	$147,303,816	$13,085,994	$13,727,495	$10,660,545	$6,899,943	$16,613,590	$15,303,377

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,146,461	$2,382,401	$(191,617)	$(133,186)	$74,631	$(5,387)
Net realized gains (losses)	322,304	(57,832)	2,749,262	2,534,507	114,152	166,387
Change in unrealized gains (losses) on investments	3,774,586	5,062,698	2,846,566	1,121,575	(823,183)	9,535
Net increase (decrease) in net assets resulting from operations	6,243,351	7,387,267	5,404,211	3,522,896	(634,400)	170,535
Contract Transactions:
Purchase payments received from contract owners	164,327	135,899	6,994	4,623	126,047	202,453
Net transfers (including fixed account)	6,744,871	4,488,773	(433,019)	1,032,758	9,912,931	7,147,138
Contract charges	(745,140)	(751,068)	(79,520)	(60,214)	(483,741)	(467,092)
Transfers for contract benefits and terminations	(7,831,291)	(8,414,260)	(1,370,066)	(1,013,289)	(11,547,561)	(9,855,722)
Net increase (decrease) in net assets resulting from contract transactions	(1,667,233)	(4,540,656)	(1,875,611)	(36,122)	(1,992,324)	(2,973,223)
Net increase (decrease) in net assets	4,576,118	2,846,611	3,528,600	3,486,774	(2,626,724)	(2,802,688)
Net Assets:
Beginning of year	91,277,193	88,430,582	14,919,005	11,432,231	49,084,268	51,886,956
End of year	$95,853,311	$91,277,193	$18,447,605	$14,919,005	$46,457,544	$49,084,268

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$485,485	$221,904	$11,719,719	$8,039,319	$20,423,313	$16,097,393	$5,049,577	$4,496,343
Net realized gains (losses)	854,508	490,267	32,120,311	37,321,563	119,746,440	153,781,836	112,254,021	134,550,762
Change in unrealized gains (losses) on investments	1,499,917	1,609,202	32,597,736	71,064,077	100,427,949	179,595,157	76,247,186	140,096,750
Net increase (decrease) in net assets resulting from operations	2,839,910	2,321,373	76,437,766	116,424,959	240,597,702	349,474,386	193,550,784	279,143,855
Contract Transactions:
Purchase payments received from contract owners	95,934	10,827	2,244,294	1,863,415	3,332,880	3,412,136	2,742,794	2,136,884
Net transfers (including fixed account)	6,946,432	7,225,287	2,670,309	(1,113,203)	(22,201,710)	(9,015,103)	(17,198,260)	(23,517,100)
Contract charges	(280,137)	(225,560)	(8,150,655)	(8,310,227)	(19,550,210)	(20,203,850)	(12,860,768)	(13,264,027)
Transfers for contract benefits and terminations	(3,099,469)	(2,494,582)	(73,132,272)	(88,249,811)	(165,899,088)	(194,758,417)	(103,201,553)	(126,854,581)
Net increase (decrease) in net assets resulting from contract transactions	3,662,760	4,515,972	(76,368,324)	(95,809,826)	(204,318,128)	(220,565,234)	(130,517,787)	(161,498,824)
Net increase (decrease) in net assets	6,502,670	6,837,345	69,442	20,615,133	36,279,574	128,909,152	63,032,997	117,645,031
Net Assets:
Beginning of year	27,454,604	20,617,259	880,349,154	859,734,021	2,152,131,911	2,023,222,759	1,446,605,509	1,328,960,478
End of year	$33,957,274	$27,454,604	$880,418,596	$880,349,154	$2,188,411,485	$2,152,131,911	$1,509,638,506	$1,446,605,509

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account		BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(244,971)	$(347,825)	$40,497	$(16,287)	$359,796	$404,618
Net realized gains (losses)	223,415	3,545,134	6,059	251,054	28,623,651	25,991,019
Change in unrealized gains (losses) on investments	1,188,103	2,299,097	262,529	580,856	(6,956,082)	37,013,959
Net increase (decrease) in net assets resulting from operations	1,166,547	5,496,406	309,085	815,623	22,027,365	63,409,596
Contract Transactions:
Purchase payments received from contract owners	24,906	38,077	1,797	760	566,106	362,336
Net transfers (including fixed account)	610,711	156,216	23,375	14,319	(2,358,226)	(8,546,507)
Contract charges	(123,349)	(143,001)	(31,133)	(32,225)	(1,102,551)	(1,164,461)
Transfers for contract benefits and terminations	(2,159,950)	(2,529,889)	(310,642)	(455,204)	(20,701,378)	(24,656,812)
Net increase (decrease) in net assets resulting from contract transactions	(1,647,682)	(2,478,597)	(316,603)	(472,350)	(23,596,049)	(34,005,444)
Net increase (decrease) in net assets	(481,135)	3,017,809	(7,518)	343,273	(1,568,684)	29,404,152
Net Assets:
Beginning of year	29,385,929	26,368,120	4,388,845	4,045,572	258,813,635	229,409,483
End of year	$28,904,794	$29,385,929	$4,381,327	$4,388,845	$257,244,951	$258,813,635

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII Frontier Mid Cap Growth Sub-Account		BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(127,123)	$(127,912)	$(2,203,066)	$(1,673,336)	$(171,034)	$(176,057)	$116,184	$119,347
Net realized gains (losses)	1,008,734	1,176,396	24,606,081	21,916,090	2,346,401	3,006,651	74,376	(7,378)
Change in unrealized gains (losses) on investments	1,159,617	923,077	42,789,896	13,737,780	2,542,039	605,774	192,840	344,110
Net increase (decrease) in net assets resulting from operations	2,041,228	1,971,561	65,192,911	33,980,534	4,717,406	3,436,368	383,400	456,079
Contract Transactions:
Purchase payments received from contract owners	8,526	18,908	367,394	293,116	92,555	20,817	10,773	6,004
Net transfers (including fixed account)	(387,333)	(381,090)	(13,441,932)	(2,237,005)	(790,114)	17,328	1,740,981	1,159,836
Contract charges	(45,310)	(45,871)	(617,380)	(559,831)	(82,720)	(91,772)	(73,026)	(65,733)
Transfers for contract benefits and terminations	(536,863)	(567,824)	(13,409,084)	(12,191,960)	(1,245,130)	(1,517,744)	(703,546)	(698,026)
Net increase (decrease) in net assets resulting from contract transactions	(960,980)	(975,877)	(27,101,002)	(14,695,680)	(2,025,409)	(1,571,371)	975,182	402,081
Net increase (decrease) in net assets	1,080,248	995,684	38,091,909	19,284,854	2,691,997	1,864,997	1,358,582	858,160
Net Assets:
Beginning of year	7,730,734	6,735,050	135,557,151	116,272,297	15,872,027	14,007,030	7,020,472	6,162,312
End of year	$8,810,982	$7,730,734	$173,649,060	$135,557,151	$18,564,024	$15,872,027	$8,379,054	$7,020,472

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(32,104)	$(40,597)	$43,649	$27,997	$(25,757)	$(38,216)
Net realized gains (losses)	344,931	707,496	43,504	34,648	199,241	562,157
Change in unrealized gains (losses) on investments	417,768	793,643	85,057	496,833	626,956	595,378
Net increase (decrease) in net assets resulting from operations	730,595	1,460,542	172,210	559,478	800,440	1,119,319
Contract Transactions:
Purchase payments received from contract owners	—	5,724	—	—	—	—
Net transfers (including fixed account)	33,784	(347,323)	109,244	544,474	(228,992)	169,758
Contract charges	(49,243)	(52,145)	(40,227)	(36,347)	(42,867)	(43,472)
Transfers for contract benefits and terminations	(581,369)	(553,749)	(412,850)	(154,227)	(546,089)	(477,269)
Net increase (decrease) in net assets resulting from contract transactions	(596,828)	(947,493)	(343,833)	353,900	(817,948)	(350,983)
Net increase (decrease) in net assets	133,767	513,049	(171,623)	913,378	(17,508)	768,336
Net Assets:
Beginning of year	7,040,593	6,527,544	3,609,849	2,696,471	5,782,643	5,014,307
End of year	$7,174,360	$7,040,593	$3,438,226	$3,609,849	$5,765,135	$5,782,643

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$38,559	$169,180	$931,583	$956,813	$1,282,444	$1,236,884	$(525,775)	$(530,442)
Net realized gains (losses)	5,243,271	5,735,972	4,085,770	4,475,541	10,360,703	12,762,193	3,998,345	6,674,650
Change in unrealized gains (losses) on investments	3,642,044	7,650,904	983,959	8,118,399	(6,024,289)	27,922,929	5,417,644	3,431,421
Net increase (decrease) in net assets resulting from operations	8,923,874	13,556,056	6,001,312	13,550,753	5,618,858	41,922,006	8,890,214	9,575,629
Contract Transactions:
Purchase payments received from contract owners	96,786	35,085	182,035	200,394	439,931	499,746	102,760	70,918
Net transfers (including fixed account)	552,373	894,674	1,099,682	(980,194)	10,445,389	(3,488,589)	(1,177,831)	(482,227)
Contract charges	(292,323)	(290,746)	(436,081)	(450,552)	(1,305,767)	(1,402,337)	(182,297)	(183,478)
Transfers for contract benefits and terminations	(3,956,815)	(4,038,371)	(7,264,161)	(8,378,710)	(12,752,850)	(16,816,836)	(3,060,802)	(3,540,264)
Net increase (decrease) in net assets resulting from contract transactions	(3,599,979)	(3,399,358)	(6,418,525)	(9,609,062)	(3,173,297)	(21,208,016)	(4,318,170)	(4,135,051)
Net increase (decrease) in net assets	5,323,895	10,156,698	(417,213)	3,941,691	2,445,561	20,713,990	4,572,044	5,440,578
Net Assets:
Beginning of year	58,582,159	48,425,461	79,084,647	75,142,956	173,957,552	153,243,562	40,954,395	35,513,817
End of year	$63,906,054	$58,582,159	$78,667,434	$79,084,647	$176,403,113	$173,957,552	$45,526,439	$40,954,395

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII Van Eck Global Natural Resources Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,056,992)	$(881,364)	$(202,003)	$(218,248)	$7,605	$(19,483)
Net realized gains (losses)	7,844,830	11,369,013	1,888,445	2,524,539	(233,194)	(72,313)
Change in unrealized gains (losses) on investments	15,181,191	6,237,815	1,438,965	1,696,294	1,012,856	417,893
Net increase (decrease) in net assets resulting from operations	21,969,029	16,725,464	3,125,407	4,002,585	787,267	326,097
Contract Transactions:
Purchase payments received from contract owners	110,263	168,900	66,046	25,578	1,062	5,549
Net transfers (including fixed account)	(5,414,530)	(363,968)	(516,226)	(392,254)	(197,130)	520,728
Contract charges	(322,062)	(307,157)	(41,791)	(46,210)	(38,202)	(36,942)
Transfers for contract benefits and terminations	(4,880,002)	(5,805,473)	(1,256,140)	(1,223,014)	(174,002)	(226,677)
Net increase (decrease) in net assets resulting from contract transactions	(10,506,331)	(6,307,698)	(1,748,111)	(1,635,900)	(408,272)	262,658
Net increase (decrease) in net assets	11,462,698	10,417,766	1,377,296	2,366,685	378,995	588,755
Net Assets:
Beginning of year	70,430,635	60,012,869	15,649,793	13,283,108	3,302,987	2,714,232
End of year	$81,893,333	$70,430,635	$17,027,089	$15,649,793	$3,681,982	$3,302,987

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account		Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP Growth Opportunities Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,844,851	$5,635,201	$62,870	$32,340	$6,882	$15,202	$(1,622)	$(1,373)
Net realized gains (losses)	131,341	503,506	25,726	(5,534)	194,924	349,412	15,406	25,042
Change in unrealized gains (losses) on investments	537,300	13,673,080	75,512	142,541	(2,459)	766,945	49,195	12,983
Net increase (decrease) in net assets resulting from operations	7,513,492	19,811,787	164,108	169,347	199,347	1,131,559	62,979	36,652
Contract Transactions:
Purchase payments received from contract owners	266,502	335,302	1,117	17,676	12,826	549	—	—
Net transfers (including fixed account)	2,654,180	(734,113)	1,268,549	1,543,080	(45,701)	(4,439)	(3,384)	(2,805)
Contract charges	(685,602)	(730,421)	(38,134)	(35,686)	(17,438)	(18,469)	(66)	(80)
Transfers for contract benefits and terminations	(14,612,658)	(17,906,967)	(616,735)	(311,105)	(358,709)	(521,075)	(11,074)	(27,592)
Net increase (decrease) in net assets resulting from contract transactions	(12,377,578)	(19,036,199)	614,797	1,213,965	(409,022)	(543,434)	(14,524)	(30,477)
Net increase (decrease) in net assets	(4,864,086)	775,588	778,905	1,383,312	(209,675)	588,125	48,455	6,175
Net Assets:
Beginning of year	163,289,336	162,513,748	4,938,779	3,555,467	5,239,541	4,651,416	106,862	100,687
End of year	$158,425,250	$163,289,336	$5,717,684	$4,938,779	$5,029,866	$5,239,541	$155,317	$106,862

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	FTVIPT Templeton Foreign VIP Sub-Account		Invesco V.I. International Growth Sub-Account		PIMCO VIT High Yield Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$294,667	$55,130	$33,144	$(5,981)	$143,560	$160,225
Net realized gains (losses)	(236,640)	77,140	182,555	434,930	2,186	15,073
Change in unrealized gains (losses) on investments	(520,149)	1,697,614	302,155	659,341	29,033	384,851
Net increase (decrease) in net assets resulting from operations	(462,122)	1,829,884	517,854	1,088,290	174,779	560,149
Contract Transactions:
Purchase payments received from contract owners	92,986	101,193	7,952	3,651	700	9,278
Net transfers (including fixed account)	698,114	617,618	(24,922)	(166,023)	68,013	94,768
Contract charges	(47,672)	(54,839)	(14,525)	(15,920)	(18,620)	(20,153)
Transfers for contract benefits and terminations	(901,917)	(1,589,837)	(303,763)	(396,075)	(318,631)	(440,782)
Net increase (decrease) in net assets resulting from contract transactions	(158,489)	(925,865)	(335,258)	(574,367)	(268,538)	(356,889)
Net increase (decrease) in net assets	(620,611)	904,019	182,596	513,923	(93,759)	203,260
Net Assets:
Beginning of year	17,831,522	16,927,503	4,842,042	4,328,119	4,579,297	4,376,037
End of year	$17,210,911	$17,831,522	$5,024,638	$4,842,042	$4,485,538	$4,579,297

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2020 and 2019

	PIMCO VIT Low Duration Sub-Account		Putnam VT Equity Income Sub-Account		Putnam VT Sustainable Leaders Sub-Account		Russell Global Real Estate Securities Sub-Account
	2020	2019	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(12,368)	$59,415	$106,562	$179,216	$(23,458)	$(18,087)	$326	$13,422
Net realized gains (losses)	(4,869)	(24,077)	1,807,509	2,561,589	347,889	403,372	(5,179)	1,626
Change in unrealized gains (losses) on investments	73,910	86,594	(1,382,991)	1,762,817	380,787	301,815	(21,935)	53,600
Net increase (decrease) in net assets resulting from operations	56,673	121,932	531,080	4,503,622	705,218	687,100	(26,788)	68,648
Contract Transactions:
Purchase payments received from contract owners	3,850	9,963	49,444	18,640	27,228	28,459	—	9,643
Net transfers (including fixed account)	(21,722)	(959,719)	(229,618)	(387,552)	(69,103)	199,947	12,068	(9,084)
Contract charges	(16,839)	(17,356)	(37,658)	(43,697)	(2,206)	(1,569)	(75)	(88)
Transfers for contract benefits and terminations	(524,603)	(346,522)	(2,061,918)	(2,206,512)	(211,584)	(171,644)	(33,419)	(57,579)
Net increase (decrease) in net assets resulting from contract transactions	(559,314)	(1,313,634)	(2,279,750)	(2,619,121)	(255,665)	55,193	(21,426)	(57,108)
Net increase (decrease) in net assets	(502,641)	(1,191,702)	(1,748,670)	1,884,501	449,553	742,293	(48,214)	11,540
Net Assets:
Beginning of year	4,263,657	5,455,359	18,414,362	16,529,861	2,709,206	1,966,913	369,634	358,094
End of year	$3,761,016	$4,263,657	$16,665,692	$18,414,362	$3,158,759	$2,709,206	$321,420	$369,634

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

	Russell International Developed Markets Sub-Account		Russell Strategic Bond Sub-Account		Russell U.S. Small Cap Equity Sub-Account
	2020	2019	2020	2019	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,646)	$16,770	$10,844	$36,223	$(10,046)	$(8,227)
Net realized gains (losses)	(11,168)	(3,881)	100,019	38,598	9,570	16,770
Change in unrealized gains (losses) on investments	54,755	263,284	58,771	130,168	90,018	174,310
Net increase (decrease) in net assets resulting from operations	40,941	276,173	169,634	204,989	89,542	182,853
Contract Transactions:
Purchase payments received from contract owners	—	31,789	—	76,689	—	7,479
Net transfers (including fixed account)	45,365	5,743	(664)	37,481	31,126	7,115
Contract charges	(331)	(388)	(566)	(591)	(189)	(267)
Transfers for contract benefits and terminations	(161,129)	(417,278)	(369,156)	(589,119)	(60,178)	(218,695)
Net increase (decrease) in net assets resulting from contract transactions	(116,095)	(380,134)	(370,386)	(475,540)	(29,241)	(204,368)
Net increase (decrease) in net assets	(75,154)	(103,961)	(200,752)	(270,551)	60,301	(21,515)
Net Assets:
Beginning of year	1,554,442	1,658,403	2,653,361	2,923,912	877,029	898,544
End of year	$1,479,288	$1,554,442	$2,452,609	$2,653,361	$937,330	$877,029
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2020 and 2019

	Russell U.S. Strategic Equity Sub-Account
	2020	2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(45,173)	$(18,279)
Net realized gains (losses)	132,273	293,538
Change in unrealized gains (losses) on investments	896,264	1,049,639
Net increase (decrease) in net assets resulting from operations	983,364	1,324,898
Contract Transactions:
Purchase payments received from contract owners	—	64,126
Net transfers (including fixed account)	(351,277)	(125,869)
Contract charges	(1,291)	(1,329)
Transfers for contract benefits and terminations	(510,962)	(1,226,828)
Net increase (decrease) in net assets resulting from contract transactions	(863,530)	(1,289,900)
Net increase (decrease) in net assets	119,834	34,998
Net Assets:
Beginning of year	5,072,193	5,037,195
End of year	$5,192,027	$5,072,193

(a) Commenced April 29, 2019 and began transactions in 2020.

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Variable Annuity Account C (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Investors Insurance Company ("MLI-MO") on February 24, 1987 to support MLI-MO's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Putnam Variable Trust ("Putnam VT")

Russell Investment Funds ("Russell")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. The pandemic has resulted in significant financial market volatility, a deterioration in general economic conditions, record-low interest rates, global business disruptions affecting companies across various industries, and wide-ranging changes in consumer behavior. The duration and impact of the COVID-19 public health crises on the financial markets and overall economy are uncertain, as is the efficacy of government and central bank interventions. Although the Company has implemented risk management and contingency plans and taken preventative measures and other precautions so it can continue to provide products and services to its customers, it is not currently possible to accurately estimate the full impact that the COVID-19 pandemic will have on the Company. The Company continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2020:

American Funds® Global Growth Sub-Account

American Funds® Global Small Capitalization
Sub-Account

American Funds® Growth Sub-Account

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI American Funds® Balanced Allocation
Sub-Account

BHFTI American Funds® Growth Allocation
Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation
Sub-Account

BHFTI AQR Global Risk Balanced Sub-Account

BHFTI BlackRock Global Tactical Strategies
Sub-Account

BHFTI BlackRock High Yield Sub-Account

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account (a)

BHFTI Brighthouse/Eaton Vance Floating Rate
Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account

BHFTI Clarion Global Real Estate Sub-Account (a)

BHFTI Harris Oakmark International Sub-Account

BHFTI Invesco Balanced-Risk Allocation
Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account (a)

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation
Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk
Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk
Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account (b)

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account (a)

BHFTI Victory Sycamore Mid Cap Value
Sub-Account (a)

BHFTI Wells Capital Management Mid Cap Value Sub-Account

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock
Sub-Account (a)

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation
Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond
Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value
Sub-Account

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Growth
Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account

BHFTII MetLife Mid Cap Stock Index Sub-Account

BHFTII MetLife MSCI EAFE® Index Sub-Account

BHFTII MetLife Russell 2000® Index Sub-Account

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

BHFTII MFS® Value Sub-Account

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth
Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth
Sub-Account (a)

BHFTII VanEck Global Natural Resources
Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account

Fidelity® VIP Equity-Income Sub-Account (a)

Fidelity® VIP Growth Opportunities Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account (a)

Invesco V.I. International Growth Sub-Account (a)

PIMCO VIT High Yield Sub-Account

PIMCO VIT Low Duration Sub-Account

Putnam VT Equity Income Sub-Account

Putnam VT Sustainable Leaders Sub-Account (a)

Russell Global Real Estate Securities Sub-Account

Russell International Developed Markets Sub-Account

Russell Strategic Bond Sub-Account

Russell U.S. Small Cap Equity Sub-Account

Russell U.S. Strategic Equity Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

(b)  Commenced April 29, 2019 and began transactions in 2020.

B. The following Sub-Accounts had no net assets as of December 31, 2020:

BHFTI AB International Bond Sub-Account

BlackRock Global Allocation V.I. Sub-Account

3.  PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2020:

DWS Government & Agency Securities VIP Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2020:

Liquidation:

DWS Government & Agency Securities VIP

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

Mortality and Expense Risk	0.50	% - 1.50%
Administrative	0.15	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.35%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit/Lifetime Income Solution — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Enhanced Death Benefit — For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2020:

Lifetime Withdrawal Guarantee	0.50	% - 1.80%
Guaranteed Withdrawal Benefit	0.25	% - 1.00%
Guaranteed Minimum Income Benefit/Lifetime Income Solution	0.35	% - 1.00%
Guaranteed Minimum Accumulation Benefit	0.75%
Enhanced Death Benefit	0.60	% - 1.50%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee of $30 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee of $0 to $25 may be deducted after twelve transfers are made in a contract year or for certain Contracts, 2% of the amount transferred from the contract value, if less. In addition, the Contracts impose a surrender charge which ranges from 0% to 8% if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios to separate accounts established by the Company and other affiliated life insurance companies, and are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Sub-Account	2,990,408	68,595,022	4,307,198	20,528,190
American Funds® Global Small Capitalization Sub-Account	949,435	18,738,845	3,059,440	5,791,057
American Funds® Growth Sub-Account	1,372,766	81,167,315	5,185,121	38,867,435
BHFTI AB Global Dynamic Allocation Sub-Account	2,008,777	21,997,458	2,446,682	3,020,380
BHFTI American Funds® Balanced Allocation Sub-Account	21,205,308	195,206,661	17,793,371	30,538,580
BHFTI American Funds® Growth Allocation Sub-Account	26,007,771	231,002,459	25,360,684	26,472,960
BHFTI American Funds® Growth Sub-Account	3,163,265	30,949,755	5,513,386	8,407,343
BHFTI American Funds® Moderate Allocation Sub-Account	10,196,562	94,226,646	8,148,390	10,954,219
BHFTI AQR Global Risk Balanced Sub-Account	786,184	7,612,235	1,295,011	1,148,651
BHFTI BlackRock Global Tactical Strategies Sub-Account	4,892,732	49,183,520	6,286,866	4,661,457
BHFTI BlackRock High Yield Sub-Account	1,757,953	13,807,637	1,337,587	1,638,465
BHFTI Brighthouse Asset Allocation 100 Sub-Account	11,200,750	114,125,901	16,986,619	17,625,121
BHFTI Brighthouse Balanced Plus Sub-Account	11,098,222	118,087,505	17,625,943	15,051,156
BHFTI Brighthouse Small Cap Value Sub-Account	2,732,010	38,892,307	4,094,990	3,039,712
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account	3,821,427	38,786,604	2,396,332	6,518,337
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	209,027	2,127,846	183,612	486,225
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	3,066,866	29,786,464	4,913,971	4,513,216
BHFTI Brighthouse/Templeton International Bond Sub-Account	513,535	5,274,735	952,738	616,144
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	698,322	8,643,032	3,631,676	1,815,579
BHFTI Clarion Global Real Estate Sub-Account	2,315,683	26,988,099	3,156,281	1,612,141
BHFTI Harris Oakmark International Sub-Account	3,634,912	48,878,837	4,495,762	4,983,731
BHFTI Invesco Balanced-Risk Allocation Sub-Account	1,285,913	12,763,916	1,805,015	1,419,887
BHFTI Invesco Comstock Sub-Account	7,651,936	86,189,790	12,671,993	10,725,649
BHFTI Invesco Global Equity Sub-Account	1,631,601	29,891,360	1,071,280	7,100,248
BHFTI Invesco Small Cap Growth Sub-Account	3,485,409	46,545,036	3,479,625	8,814,985
BHFTI JPMorgan Core Bond Sub-Account	1,344,578	13,964,092	2,960,450	2,678,610
BHFTI JPMorgan Global Active Allocation Sub-Account	1,185,852	13,282,681	1,065,170	1,647,618
BHFTI JPMorgan Small Cap Value Sub-Account	590,573	8,145,114	1,368,974	1,391,981
BHFTI Loomis Sayles Global Allocation Sub-Account	711,952	10,570,440	3,443,883	3,642,480
BHFTI Loomis Sayles Growth Sub-Account	6,312,860	68,790,199	29,958,622	14,586,582
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	821,281	10,078,267	1,474,493	1,041,075
BHFTI MFS® Research International Sub-Account	7,461,014	84,282,682	6,568,881	10,357,555
BHFTI Morgan Stanley Discovery Sub-Account	2,791,441	43,887,131	14,500,108	28,077,015
BHFTI PanAgora Global Diversified Risk Sub-Account	65,714	720,436	267,157	291,348
BHFTI PIMCO Inflation Protected Bond Sub-Account	6,707,407	71,110,978	6,612,390	10,354,064
BHFTI PIMCO Total Return Sub-Account	28,170,493	327,461,735	36,757,539	44,495,504
BHFTI Schroders Global Multi-Asset Sub-Account	703,937	8,247,251	765,862	1,230,660
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account (a)	1,406	15,929	16,219	271
BHFTI SSGA Growth and Income ETF Sub-Account	9,852,343	108,822,176	7,309,061	12,500,018
BHFTI SSGA Growth ETF Sub-Account	3,456,441	38,043,627	3,364,185	4,579,344
BHFTI T. Rowe Price Large Cap Value Sub-Account	16,182,914	424,552,125	48,260,691	45,185,273
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	7,541,598	70,145,009	8,773,433	10,207,503
BHFTI Victory Sycamore Mid Cap Value Sub-Account	7,783,715	138,067,957	12,596,030	15,794,174
BHFTI Wells Capital Management Mid Cap Value Sub-Account	1,063,915	13,304,306	1,185,240	1,266,901
BHFTI Western Asset Management Government Income Sub-Account	945,933	10,402,848	6,453,507	3,020,034

(a)  Commenced April 29, 2019 and began transactions in 2020.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2020		For the year ended December 31, 2020
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII Baillie Gifford International Stock Sub-Account	1,072,422	11,160,403	1,616,239	2,766,218
BHFTII BlackRock Bond Income Sub-Account	857,703	90,506,338	11,995,739	11,516,548
BHFTII BlackRock Capital Appreciation Sub-Account	345,977	11,953,175	3,095,318	3,269,554
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	463,427	46,625,692	14,961,667	16,879,394
BHFTII Brighthouse Asset Allocation 20 Sub-Account	2,965,709	31,977,774	12,565,587	7,680,636
BHFTII Brighthouse Asset Allocation 40 Sub-Account	74,359,686	875,009,293	69,281,674	94,895,649
BHFTII Brighthouse Asset Allocation 60 Sub-Account	175,494,111	2,159,181,492	185,205,354	228,755,945
BHFTII Brighthouse Asset Allocation 80 Sub-Account	109,235,785	1,452,533,789	153,324,357	153,300,766
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	127,774	27,230,998	1,533,360	2,871,883
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	355,352	4,574,254	472,816	596,649
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	7,558,689	220,068,550	30,757,436	27,957,922
BHFTII Frontier Mid Cap Growth Sub-Account	233,593	6,981,934	1,034,307	1,188,154
BHFTII Jennison Growth Sub-Account	7,844,508	107,999,033	19,963,749	32,911,948
BHFTII Loomis Sayles Small Cap Growth Sub-Account	1,274,134	14,451,823	3,036,243	3,059,440
BHFTII MetLife Aggregate Bond Index Sub-Account	745,476	8,095,058	3,226,178	2,134,796
BHFTII MetLife Mid Cap Stock Index Sub-Account	388,648	6,543,214	939,111	1,151,304
BHFTII MetLife MSCI EAFE® Index Sub-Account	238,275	3,024,249	559,473	842,700
BHFTII MetLife Russell 2000® Index Sub-Account	266,169	4,882,868	837,628	1,386,753
BHFTII MetLife Stock Index Sub-Account	1,107,375	44,540,967	7,295,980	7,167,020
BHFTII MFS® Total Return Sub-Account	452,816	65,154,927	5,908,602	8,235,601
BHFTII MFS® Value Sub-Account	11,469,655	162,806,117	21,777,174	13,410,106
BHFTII Neuberger Berman Genesis Sub-Account	1,933,318	32,005,324	4,120,126	6,068,074
BHFTII T. Rowe Price Large Cap Growth Sub-Account	2,916,042	57,486,319	7,172,035	12,978,910
BHFTII T. Rowe Price Small Cap Growth Sub-Account	676,682	12,597,715	1,809,194	2,152,740
BHFTII Van Eck Global Natural Resources Sub-Account	360,629	3,555,772	524,676	925,341
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	11,509,324	148,846,062	10,871,285	16,403,951
BHFTII Western Asset Management U.S. Government Sub-Account	476,084	5,630,427	1,896,058	1,218,376
Fidelity® VIP Equity-Income Sub-Account	216,513	4,558,629	402,787	583,774
Fidelity® VIP Growth Opportunities Sub-Account	2,003	51,149	6,647	16,160
FTVIPT Templeton Foreign VIP Sub-Account	1,289,965	17,975,357	1,301,536	1,165,334
Invesco V.I. International Growth Sub-Account	119,456	3,627,538	293,066	492,135
PIMCO VIT High Yield Sub-Account	560,001	4,272,114	359,444	484,420
PIMCO VIT Low Duration Sub-Account	362,339	3,749,178	189,104	760,780
Putnam VT Equity Income Sub-Account	653,306	10,792,010	1,436,146	2,523,615
Putnam VT Sustainable Leaders Sub-Account	69,505	1,939,594	332,769	373,737
Russell Global Real Estate Securities Sub-Account	22,369	329,163	14,745	35,842
Russell International Developed Markets Sub-Account	121,453	1,359,151	53,858	172,599
Russell Strategic Bond Sub-Account	225,424	2,333,358	151,411	432,438
Russell U.S. Small Cap Equity Sub-Account	59,514	808,049	48,865	69,099
Russell U.S. Strategic Equity Sub-Account	265,170	4,024,848	69,129	933,394

(a)  Commenced April 29, 2019 and began transactions in 2020.

This page is intentionally left blank.

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2020 and 2019:

	American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,589,177	1,850,149	462,466	520,488	273,076	307,090
Units issued and transferred from other funding options	1,470,323	54,740	482,873	18,775	235,641	11,806
Units redeemed and transferred to other funding options	(1,715,600)	(315,712)	(543,693)	(76,797)	(297,784)	(45,820)
Units end of year	1,343,900	1,589,177	401,646	462,466	210,933	273,076
	BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI AQR Global Risk Balanced Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,492,044	1,563,939	6,606,650	7,172,225	545,943	666,558
Units issued and transferred from other funding options	1,373,688	142,372	6,451,161	182,936	554,094	14,943
Units redeemed and transferred to other funding options	(1,617,262)	(214,267)	(6,938,419)	(748,511)	(599,638)	(135,558)
Units end of year	1,248,470	1,492,044	6,119,392	6,606,650	500,399	545,943
	BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account		BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	7,431,354	8,210,871	1,229,637	1,592,336	3,766,933	3,569,926
Units issued and transferred from other funding options	7,281,149	170,586	1,410,804	49,162	3,817,053	810,092
Units redeemed and transferred to other funding options	(7,910,555)	(950,103)	(1,401,010)	(411,861)	(4,124,069)	(613,085)
Units end of year	6,801,948	7,431,354	1,239,431	1,229,637	3,459,917	3,766,933
	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI Clarion Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	304,242	348,841	1,241,392	1,446,945	1,651,893	1,811,464
Units issued and transferred from other funding options	494,481	17,092	1,381,138	23,107	1,886,000	107,613
Units redeemed and transferred to other funding options	(439,738)	(61,691)	(1,353,181)	(228,660)	(1,946,005)	(267,184)
Units end of year	358,985	304,242	1,269,349	1,241,392	1,591,888	1,651,893

(a) Commenced April 29, 2019 and began transactions in 2020.

	BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,695,135	1,885,948	13,569,942	14,674,665	14,186,062	15,746,366
Units issued and transferred from other funding options	1,656,403	27,105	12,823,415	681,093	13,808,945	446,730
Units redeemed and transferred to other funding options	(1,804,703)	(217,918)	(14,335,337)	(1,785,816)	(14,879,875)	(2,007,034)
Units end of year	1,546,835	1,695,135	12,058,020	13,569,942	13,115,132	14,186,062
	BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	3,506,723	3,964,561	429,330	456,512	6,248,549	7,253,982
Units issued and transferred from other funding options	3,528,847	42,712	442,099	30,717	5,942,536	58,161
Units redeemed and transferred to other funding options	(3,718,453)	(500,550)	(468,519)	(57,899)	(6,568,762)	(1,063,594)
Units end of year	3,317,117	3,506,723	402,910	429,330	5,622,323	6,248,549
	BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account		BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	201,877	272,020	2,769,203	2,885,712	335,258	336,511
Units issued and transferred from other funding options	179,989	28,260	3,302,394	350,462	406,869	52,474
Units redeemed and transferred to other funding options	(210,464)	(98,403)	(3,335,514)	(466,971)	(397,110)	(53,727)
Units end of year	171,402	201,877	2,736,083	2,769,203	345,017	335,258
	BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	9,554,148	10,641,133	4,389,751	4,831,901	1,600,496	1,874,810
Units issued and transferred from other funding options	9,695,639	634,534	4,783,506	229,390	948,912	47,006
Units redeemed and transferred to other funding options	(10,248,235)	(1,721,519)	(4,966,146)	(671,540)	(1,110,350)	(321,320)
Units end of year	9,001,552	9,554,148	4,207,111	4,389,751	1,439,058	1,600,496

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,296,395	1,406,098	1,179,802	1,179,244	10,010,827	11,274,524
Units issued and transferred from other funding options	1,089,260	56,295	1,417,395	194,394	9,682,546	161,241
Units redeemed and transferred to other funding options	(1,281,335)	(165,998)	(1,414,998)	(193,836)	(10,448,610)	(1,424,938)
Units end of year	1,104,320	1,296,395	1,182,199	1,179,802	9,244,763	10,010,827
	BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	5,331,384	5,672,619	4,554,942	5,024,558	1,870,959	2,178,313
Units issued and transferred from other funding options	5,489,757	52,837	3,864,440	174,439	1,401,309	129,273
Units redeemed and transferred to other funding options	(5,557,027)	(394,072)	(4,234,059)	(644,055)	(1,862,744)	(436,627)
Units end of year	5,264,114	5,331,384	4,185,323	4,554,942	1,409,524	1,870,959
	BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2020	2019	2020 (a)	2019	2020	2019
Units beginning of year	6,340,348	7,826,883	—	—	6,334,190	7,015,952
Units issued and transferred from other funding options	5,960,235	147,361	1,680	—	6,037,228	49,897
Units redeemed and transferred to other funding options	(6,616,075)	(1,633,896)	(281)	—	(6,615,640)	(731,659)
Units end of year	5,684,508	6,340,348	1,399	—	5,755,778	6,334,190
	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Wells Capital Management Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,940,956	3,293,119	475,251	551,485	590,677	538,593
Units issued and transferred from other funding options	2,673,211	76,417	487,958	7,901	1,368,538	216,566
Units redeemed and transferred to other funding options	(2,896,955)	(428,580)	(514,485)	(84,135)	(1,100,239)	(164,482)
Units end of year	2,717,212	2,940,956	448,724	475,251	858,976	590,677

(a) Commenced April 29, 2019 and began transactions in 2020.

	BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	326,712	335,401	530,213	592,193	4,184,291	4,649,267
Units issued and transferred from other funding options	455,835	39,539	550,976	23,123	3,502,040	169,664
Units redeemed and transferred to other funding options	(444,254)	(48,228)	(588,600)	(85,103)	(4,124,700)	(634,640)
Units end of year	338,293	326,712	492,589	530,213	3,561,631	4,184,291
	BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	613,609	535,661	4,475,825	4,859,109	16,815,980	18,318,708
Units issued and transferred from other funding options	684,759	151,281	4,707,828	289,843	17,228,996	1,136,139
Units redeemed and transferred to other funding options	(753,692)	(73,333)	(5,019,537)	(673,127)	(18,071,674)	(2,638,867)
Units end of year	544,676	613,609	4,164,116	4,475,825	15,973,302	16,815,980
	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	2,228,646	2,419,973	4,295,485	4,808,502	2,766,423	3,147,177
Units issued and transferred from other funding options	2,190,417	35,163	2,950,576	92,622	2,607,185	72,501
Units redeemed and transferred to other funding options	(2,358,674)	(226,490)	(3,268,055)	(605,639)	(2,906,285)	(453,255)
Units end of year	2,060,389	2,228,646	3,978,006	4,295,485	2,467,323	2,766,423
	BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	886,680	993,877	1,183,618	1,243,556	1,127,682	1,186,950
Units issued and transferred from other funding options	850,299	29,910	1,219,169	122,957	236,059	31,838
Units redeemed and transferred to other funding options	(966,006)	(137,107)	(1,245,807)	(182,895)	(374,057)	(91,106)
Units end of year	770,973	886,680	1,156,980	1,183,618	989,684	1,127,682

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2020 and 2019:

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	5,188,338	5,489,056	1,702,643	1,400,862	48,601,455	54,182,854
Units issued and transferred from other funding options	6,755,717	1,371,816	2,899,888	736,869	46,364,795	931,847
Units redeemed and transferred to other funding options	(7,008,336)	(1,672,534)	(2,636,092)	(435,088)	(50,646,100)	(6,513,246)
Units end of year	4,935,719	5,188,338	1,966,439	1,702,643	44,320,150	48,601,455
	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	172,876	192,758	6,175,062	7,071,945	263,561	299,847
Units issued and transferred from other funding options	186,857	15,775	5,730,881	150,221	248,949	8,157
Units redeemed and transferred to other funding options	(199,014)	(35,657)	(6,290,875)	(1,047,104)	(279,852)	(44,443)
Units end of year	160,719	172,876	5,615,068	6,175,062	232,658	263,561
	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	198,439	227,511	221,296	198,811	167,139	178,320
Units issued and transferred from other funding options	211,802	10,905	246,214	38,193	176,972	21,853
Units redeemed and transferred to other funding options	(227,687)	(39,977)	(267,323)	(15,708)	(201,334)	(33,034)
Units end of year	182,554	198,439	200,187	221,296	142,777	167,139
	BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,159,559	1,285,117	1,923,656	2,104,971	311,383	346,280
Units issued and transferred from other funding options	881,019	55,328	1,600,715	117,025	217,922	3,107
Units redeemed and transferred to other funding options	(973,564)	(180,886)	(1,874,602)	(298,340)	(252,627)	(38,004)
Units end of year	1,067,014	1,159,559	1,649,769	1,923,656	276,678	311,383

(a) Commenced April 29, 2019 and began transactions in 2020.

	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	104,555,454	116,005,965	67,985,315	76,178,468	1,156,541	1,259,540
Units issued and transferred from other funding options	98,358,650	1,370,817	64,178,533	885,013	1,244,786	46,222
Units redeemed and transferred to other funding options	(108,476,632)	(12,821,328)	(70,424,344)	(9,078,166)	(1,309,669)	(149,221)
Units end of year	94,437,472	104,555,454	61,739,504	67,985,315	1,091,658	1,156,541
	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	4,628,699	5,185,554	542,907	598,751	389,606	364,861
Units issued and transferred from other funding options	3,743,585	165,765	534,935	45,151	641,822	96,761
Units redeemed and transferred to other funding options	(4,501,379)	(722,620)	(598,617)	(100,995)	(579,825)	(72,016)
Units end of year	3,870,905	4,628,699	479,225	542,907	451,603	389,606
	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	1,967,470	2,093,474	1,341,562	1,526,483	4,547,493	5,148,170
Units issued and transferred from other funding options	2,004,959	116,601	1,242,269	28,588	5,123,973	184,401
Units redeemed and transferred to other funding options	(2,117,228)	(242,605)	(1,366,475)	(213,509)	(5,183,919)	(785,078)
Units end of year	1,855,201	1,967,470	1,217,356	1,341,562	4,487,547	4,547,493
	BHFTII Van Eck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	322,625	295,053	4,483,083	5,028,334	285,903	213,839
Units issued and transferred from other funding options	417,032	67,073	3,853,112	176,150	407,700	111,670
Units redeemed and transferred to other funding options	(439,793)	(39,501)	(4,204,472)	(721,401)	(370,927)	(39,606)
Units end of year	299,864	322,625	4,131,723	4,483,083	322,676	285,903

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2020 and 2019:

	Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP Growth Opportunities Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	169,677	191,244	3,091	4,044	1,030,600	1,087,268
Units issued and transferred from other funding options	144,173	9,216	—	5	872,385	72,650
Units redeemed and transferred to other funding options	(157,570)	(30,783)	(390)	(958)	(889,173)	(129,318)
Units end of year	156,280	169,677	2,701	3,091	1,013,812	1,030,600
	Putnam VT Equity Income Sub-Account		Putnam VT Sustainable Leaders Sub-Account		Russell Global Real Estate Securities Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	446,832	517,006	71,407	69,569	8,170	9,494
Units issued and transferred from other funding options	374,532	7,326	18,596	8,861	321	242
Units redeemed and transferred to other funding options	(434,961)	(77,500)	(24,589)	(7,023)	(893)	(1,566)
Units end of year	386,403	446,832	65,414	71,407	7,598	8,170

	Russell U.S. Strategic Equity Sub-Account
	2020	2019
Units beginning of year	171,299	218,528
Units issued and transferred from other funding options	233	5,171
Units redeemed and transferred to other funding options	(27,942)	(52,400)
Units end of year	143,590	171,299

(a) Commenced April 29, 2019 and began transactions in 2020.

	Invesco V.I. International Growth Sub-Account		PIMCO VIT High Yield Sub-Account		PIMCO VIT Low Duration Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	176,345	199,022	183,068	197,787	285,288	376,934
Units issued and transferred from other funding options	138,488	3,586	181,434	13,082	258,189	5,069
Units redeemed and transferred to other funding options	(151,647)	(26,263)	(192,281)	(27,801)	(295,008)	(96,715)
Units end of year	163,186	176,345	172,221	183,068	248,469	285,288
	Russell International Developed Markets Sub-Account		Russell Strategic Bond Sub-Account		Russell U.S. Small Cap Equity Sub-Account
	2020	2019	2020	2019	2020	2019
Units beginning of year	76,860	96,809	124,357	147,554	33,026	41,065
Units issued and transferred from other funding options	2,942	5,667	1,800	13,173	1,799	1,765
Units redeemed and transferred to other funding options	(9,208)	(25,616)	(18,651)	(36,370)	(3,064)	(9,804)
Units end of year	70,594	76,860	107,506	124,357	31,761	33,026

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2020:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2020	1,343,900	71.30 - 93.62	121,769,354	0.35	0.75 - 1.90	28.00 - 29.49
Growth Sub-Account	2019	1,589,177	55.70 - 72.30	111,484,416	1.08	0.75 - 1.90	32.73 - 34.27
	2018	1,850,149	41.97 - 53.85	96,855,465	0.67	0.75 - 1.90	(10.77) - (9.73)
	2017	1,966,417	47.03 - 59.65	114,161,057	0.63	0.75 - 1.90	29.00 - 30.49
	2016	2,325,225	36.46 - 45.71	103,643,942	0.91	0.75 - 1.90	(1.27) - (0.13)
American Funds® Global Small	2020	401,646	59.41 - 77.12	29,964,084	0.18	0.75 - 1.90	27.28 - 28.75
Capitalization Sub-Account	2019	462,466	46.68 - 59.90	26,865,501	0.16	0.75 - 1.90	29.04 - 30.54
	2018	520,488	36.17 - 45.89	23,204,077	0.08	0.75 - 1.90	(12.24) - (11.22)
	2017	558,251	41.22 - 51.69	28,045,030	0.43	0.75 - 1.90	23.53 - 24.96
	2016	628,933	33.37 - 41.36	25,322,977	0.25	0.75 - 1.90	0.18 - 1.34
American Funds® Growth	2020	210,933	538.26 - 822.93	163,592,412	0.32	0.75 - 1.90	49.21 - 50.94
Sub-Account	2019	273,076	360.73 - 545.20	140,755,276	0.74	0.75 - 1.90	28.31 - 29.80
	2018	307,090	281.13 - 420.04	122,244,250	0.42	0.75 - 1.90	(2.14) - (1.00)
	2017	354,990	287.27 - 424.27	143,094,780	0.49	0.75 - 1.90	25.89 - 27.34
	2016	412,462	228.20 - 333.19	130,932,854	0.76	0.75 - 1.90	7.43 - 8.67
BHFTI AB Global Dynamic	2020	1,546,835	14.53 - 16.56	25,049,350	1.76	0.75 - 2.10	3.88 - 5.29
Allocation Sub-Account	2019	1,695,135	13.99 - 15.73	26,125,988	3.42	0.75 - 2.10	15.62 - 17.19
	2018	1,885,948	12.10 - 13.42	24,867,403	1.64	0.75 - 2.10	(8.91) - (7.67)
	2017	2,098,786	13.28 - 14.54	30,016,919	1.47	0.75 - 2.10	11.26 - 12.77
	2016	2,337,314	11.94 - 12.89	29,737,529	1.58	0.75 - 2.10	1.44 - 2.82
BHFTI American Funds®	2020	12,058,020	17.82 - 20.11	233,258,310	1.71	1.30 - 2.25	12.99 - 14.07
Balanced Allocation	2019	13,569,942	15.77 - 17.63	230,861,750	1.79	1.30 - 2.25	16.87 - 17.98
Sub-Account	2018	14,674,665	13.50 - 14.94	212,430,647	1.45	1.30 - 2.25	(6.45) - (5.55)
	2017	15,647,937	14.43 - 15.82	240,479,236	1.47	1.30 - 2.25	14.26 - 15.35
	2016	16,822,895	12.63 - 13.71	224,761,044	1.62	1.30 - 2.25	5.41 - 6.42
BHFTI American Funds®	2020	13,115,132	19.08 - 21.80	275,682,318	1.57	1.30 - 2.35	14.20 - 15.41
Growth Allocation	2019	14,186,062	16.71 - 18.89	259,121,423	1.68	1.30 - 2.35	20.76 - 22.04
Sub-Account	2018	15,746,366	13.84 - 15.48	236,340,534	1.21	1.30 - 2.35	(7.97) - (6.99)
	2017	17,173,034	15.03 - 16.64	277,986,780	1.25	1.30 - 2.35	18.54 - 19.78
	2016	18,323,581	12.68 - 13.90	248,344,539	1.29	1.30 - 2.35	6.43 - 7.55
BHFTI American Funds®	2020	1,248,470	32.59 - 37.24	44,665,235	0.83	1.30 - 2.35	48.11 - 49.67
Growth Sub-Account	2019	1,492,044	22.01 - 24.88	35,803,573	0.43	1.30 - 2.35	27.31 - 28.65
	2018	1,563,939	17.29 - 19.34	29,243,383	0.39	1.30 - 2.35	(2.82) - (1.79)
	2017	1,803,557	17.79 - 19.69	34,515,126	0.40	1.30 - 2.35	24.94 - 26.25
	2016	2,028,328	14.24 - 15.60	30,849,664	0.29	1.30 - 2.35	6.57 - 7.69
BHFTI American Funds®	2020	6,119,392	16.19 - 18.16	107,165,805	1.88	1.30 - 2.20	10.53 - 11.53
Moderate Allocation	2019	6,606,650	14.65 - 16.28	104,052,168	1.97	1.30 - 2.20	13.63 - 14.66
Sub-Account	2018	7,172,225	12.89 - 14.20	98,790,377	1.73	1.30 - 2.20	(5.53) - (4.67)
	2017	7,726,991	13.65 - 14.89	111,985,572	1.76	1.30 - 2.20	10.51 - 11.51
	2016	8,284,233	12.35 - 13.36	107,998,955	1.91	1.30 - 2.20	4.68 - 5.63

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI AQR Global Risk	2020	500,399	11.50 - 13.84	6,501,663	2.33	0.75 - 2.15	0.83 - 2.25
Balanced Sub-Account	2019	545,943	11.22 - 13.54	6,980,532	2.97	0.75 - 2.15	17.37 - 19.02
	2018	666,558	9.61 - 11.38	7,193,407	0.38	0.75 - 2.20	(8.40) - (7.05)
	2017	792,383	10.43 - 12.24	9,284,950	1.73	0.75 - 2.20	7.42 - 8.98
	2016	917,246	10.34 - 11.23	9,918,414	—	0.75 - 2.20	6.59 - 8.15
BHFTI BlackRock Global	2020	3,317,117	13.87 - 15.81	50,688,583	1.56	0.75 - 2.10	2.14 - 3.53
Tactical Strategies	2019	3,506,723	13.58 - 15.27	51,979,055	0.19	0.75 - 2.10	18.12 - 19.72
Sub-Account	2018	3,964,561	11.50 - 12.76	49,195,191	1.41	0.75 - 2.10	(9.12) - (7.88)
	2017	4,379,971	12.65 - 13.85	59,214,138	0.67	0.75 - 2.10	10.96 - 12.46
	2016	4,759,942	11.37 - 12.31	57,468,349	1.46	0.75 - 2.15	2.21 - 3.65
BHFTI BlackRock High Yield	2020	402,910	28.28 - 40.26	13,817,370	5.27	0.75 - 2.20	5.16 - 6.70
Sub-Account	2019	429,330	26.89 - 37.73	13,877,311	5.88	0.75 - 2.20	12.35 - 13.99
	2018	456,512	23.94 - 33.10	13,018,379	4.94	0.75 - 2.20	(5.00) - (3.60)
	2017	489,543	25.20 - 34.33	14,586,572	5.49	0.75 - 2.20	5.42 - 6.96
	2016	512,162	23.90 - 32.10	14,337,055	6.53	0.75 - 2.20	11.50 - 13.13
BHFTI Brighthouse Asset	2020	5,622,323	22.79 - 30.02	148,745,881	1.16	0.75 - 2.35	16.14 - 18.02
Allocation 100 Sub-Account	2019	6,248,549	19.43 - 25.44	141,032,453	1.51	0.75 - 2.35	24.52 - 26.53
	2018	7,253,982	15.46 - 20.10	130,294,981	1.03	0.75 - 2.35	(12.17) - (10.74)
	2017	8,128,487	17.43 - 22.52	164,891,503	1.23	0.75 - 2.35	20.09 - 22.02
	2016	9,231,635	14.38 - 18.46	154,829,188	2.27	0.75 - 2.35	6.45 - 8.16
BHFTI Brighthouse Balanced	2020	6,801,948	16.95 - 19.79	131,402,848	2.34	0.75 - 2.35	9.90 - 11.68
Plus Sub-Account	2019	7,431,354	15.42 - 17.72	128,935,816	2.02	0.75 - 2.35	20.70 - 22.64
	2018	8,210,871	12.78 - 14.45	116,512,104	1.66	0.75 - 2.35	(9.53) - (8.06)
	2017	8,777,727	14.12 - 15.72	135,770,059	1.54	0.75 - 2.35	15.59 - 17.45
	2016	9,440,519	12.22 - 13.38	124,545,194	2.85	0.75 - 2.35	5.85 - 7.56
BHFTI Brighthouse Small Cap	2020	1,239,431	28.40 - 38.64	39,763,943	1.35	1.30 - 2.35	(2.89) - (1.61)
Value Sub-Account	2019	1,229,637	29.25 - 39.32	40,345,098	0.89	1.30 - 2.35	25.79 - 27.40
	2018	1,592,336	23.25 - 30.89	40,807,551	1.01	1.30 - 2.35	(17.21) - (16.08)
	2017	1,499,550	28.09 - 36.85	46,628,169	0.91	1.30 - 2.35	9.11 - 10.54
	2016	1,703,914	25.74 - 33.37	48,205,759	1.07	1.30 - 2.35	28.21 - 29.86
BHFTI Brighthouse/Aberdeen	2020	3,459,917	13.28 - 27.88	53,447,166	1.99	0.75 - 2.35	24.33 - 26.35
Emerging Markets Equity	2019	3,766,933	10.68 - 22.14	46,430,652	1.70	0.75 - 2.35	17.94 - 19.85
Sub-Account	2018	3,569,926	9.05 - 18.56	37,677,246	2.64	0.75 - 2.35	(16.19) - (14.83)
	2017	3,578,533	10.80 - 21.87	44,628,773	1.10	0.75 - 2.35	25.36 - 27.37
	2016	3,939,504	8.62 - 17.24	38,793,731	0.99	0.75 - 2.35	8.91 - 10.67
BHFTI Brighthouse/Eaton	2020	171,402	11.32 - 12.66	2,060,900	4.63	1.30 - 2.35	(0.31) - 0.74
Vance Floating Rate	2019	201,877	11.35 - 12.57	2,427,451	4.71	1.30 - 2.35	4.54 - 5.65
Sub-Account	2018	272,020	10.86 - 11.90	3,116,808	3.51	1.30 - 2.35	(2.03) - (0.99)
	2017	285,317	11.09 - 12.02	3,316,226	3.73	1.30 - 2.35	1.28 - 2.34
	2016	302,346	10.95 - 11.74	3,446,358	3.98	1.30 - 2.35	6.73 - 7.86
BHFTI Brighthouse/Franklin	2020	2,736,083	1.09 - 10.91	28,828,417	3.41	0.75 - 2.20	(0.10) - 1.36
Low Duration Total Return	2019	2,769,203	9.49 - 10.76	28,922,320	3.33	0.75 - 2.20	2.36 - 3.85
Sub-Account	2018	2,885,712	9.27 - 10.36	29,105,462	1.79	0.75 - 2.20	(1.76) - (0.32)
	2017	3,052,302	9.44 - 10.40	30,979,269	1.42	0.75 - 2.20	(0.87) - 0.58
	2016	2,993,090	9.52 - 10.34	30,300,971	2.95	0.75 - 2.20	0.89 - 2.36

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/Templeton	2020	345,017	10.97 - 12.40	4,200,657	6.36	0.75 - 1.80	(7.59) - (6.61)
International Bond	2019	335,258	11.87 - 13.28	4,374,740	8.22	0.75 - 1.80	(0.64) - 0.41
Sub-Account	2018	336,511	11.94 - 13.22	4,378,565	—	0.75 - 1.80	(0.81) - 0.24
	2017	360,230	12.04 - 13.19	4,678,664	—	0.75 - 1.80	(1.64) - (0.61)
	2016	361,455	12.24 - 13.27	4,730,866	—	0.75 - 1.80	(0.92) - 0.12
BHFTI	2020	358,985	26.06 - 33.87	11,640,950	0.91	0.75 - 1.90	19.73 - 21.12
Brighthouse/Wellington	2019	304,242	21.76 - 27.96	8,268,149	0.91	0.75 - 1.90	29.22 - 30.72
Large Cap Research	2018	348,841	16.84 - 21.39	7,274,536	0.82	0.75 - 1.90	(8.17) - (7.10)
Sub-Account	2017	400,456	18.34 - 23.03	8,998,929	0.87	0.75 - 1.90	19.56 - 20.93
	2016	421,113	15.34 - 19.04	7,818,355	2.21	0.75 - 1.90	6.15 - 7.38
BHFTI Clarion Global Real	2020	1,269,349	17.90 - 31.25	26,502,752	4.47	0.75 - 2.25	(7.14) - (5.73)
Estate Sub-Account	2019	1,241,392	19.28 - 33.28	27,698,567	3.08	0.75 - 2.25	22.03 - 23.88
	2018	1,446,945	15.80 - 26.98	26,223,540	5.95	0.75 - 2.25	(10.69) - (9.33)
	2017	1,568,111	17.69 - 29.86	31,612,221	3.48	0.75 - 2.25	8.29 - 9.92
	2016	1,688,991	16.34 - 27.28	31,167,299	2.10	0.75 - 2.25	(1.37) - 0.12
BHFTI Harris Oakmark	2020	1,591,888	26.78 - 32.24	47,617,254	3.17	1.30 - 2.35	2.67 - 3.76
International Sub-Account	2019	1,651,893	26.08 - 31.07	47,825,749	2.21	1.30 - 2.35	21.63 - 22.91
	2018	1,811,464	21.44 - 25.28	42,848,687	1.76	1.30 - 2.35	(25.75) - (24.96)
	2017	2,145,220	28.88 - 33.69	67,387,589	1.62	1.30 - 2.35	27.41 - 28.75
	2016	2,406,649	22.67 - 26.17	59,096,362	2.13	1.30 - 2.35	5.67 - 6.78
BHFTI Invesco Balanced-Risk	2020	9,001,552	1.32 - 1.49	12,743,291	5.36	0.75 - 2.15	7.79 - 9.31
Allocation Sub-Account	2019	9,554,148	1.22 - 1.36	12,454,650	—	0.75 - 2.15	12.83 - 14.42
	2018	10,641,133	1.09 - 1.19	12,151,873	1.14	0.75 - 2.15	(8.44) - (7.14)
	2017	13,074,325	1.19 - 1.28	16,201,139	3.78	0.75 - 2.15	7.67 - 9.18
	2016	13,924,976	1.10 - 1.18	15,907,275	0.15	0.75 - 2.20	9.29 - 10.88
BHFTI Invesco Comstock	2020	4,207,111	18.93 - 24.33	97,638,539	2.24	0.75 - 2.35	(2.82) - (1.25)
Sub-Account	2019	4,389,751	19.48 - 24.64	103,327,838	2.11	0.75 - 2.35	22.05 - 24.02
	2018	4,831,901	15.96 - 19.87	92,001,894	0.62	0.75 - 2.35	(14.21) - (12.81)
	2017	5,381,438	18.60 - 22.79	117,901,387	2.25	0.75 - 2.35	15.29 - 17.14
	2016	6,085,911	16.14 - 19.45	114,185,355	2.53	0.75 - 2.35	14.57 - 16.42
BHFTI Invesco Global Equity	2020	1,439,058	2.28 - 56.75	47,700,089	0.68	0.75 - 1.90	25.18 - 26.63
Sub-Account	2019	1,600,496	1.81 - 44.82	43,274,079	0.80	0.75 - 1.90	29.09 - 30.58
	2018	1,874,810	1.39 - 34.32	38,203,264	1.00	0.75 - 1.90	(14.79) - (13.80)
	2017	2,006,511	1.62 - 39.81	47,850,909	0.90	0.75 - 1.90	34.17 - 35.72
	2016	2,375,953	1.20 - 29.34	41,464,839	0.92	0.75 - 1.90	(1.66) - (0.52)
BHFTI Invesco Small Cap	2020	1,104,320	35.29 - 60.62	60,446,968	0.01	1.30 - 2.35	53.12 - 55.05
Growth Sub-Account	2019	1,296,395	22.76 - 39.17	46,110,841	—	1.30 - 2.35	21.52 - 22.90
	2018	1,406,098	18.52 - 31.90	40,865,431	—	1.30 - 2.35	(11.17) - (10.05)
	2017	1,576,249	20.59 - 35.54	51,217,035	—	1.30 - 2.35	22.43 - 23.87
	2016	1,791,853	16.62 - 28.72	47,404,585	—	1.30 - 2.35	8.85 - 10.17
BHFTI JPMorgan Core Bond	2020	1,182,199	11.33 - 12.78	14,481,033	3.32	1.30 - 2.25	5.49 - 6.50
Sub-Account	2019	1,179,802	10.74 - 12.00	13,635,522	4.48	1.30 - 2.25	5.81 - 6.82
	2018	1,179,244	10.15 - 11.23	12,812,203	2.72	1.30 - 2.25	(2.22) - (1.28)
	2017	1,387,089	10.38 - 11.38	15,316,767	2.40	1.30 - 2.25	1.02 - 1.98
	2016	1,192,318	10.27 - 11.16	12,983,344	2.70	1.30 - 2.25	(0.04) - 0.91

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI JPMorgan Global	2020	9,244,763	1.53 - 1.74	15,498,970	2.27	0.75 - 2.20	9.78 - 11.39
Active Allocation	2019	10,010,827	1.40 - 1.56	15,139,139	2.73	0.75 - 2.20	14.37 - 16.04
Sub-Account	2018	11,274,524	1.22 - 1.35	14,727,446	1.60	0.75 - 2.20	(9.22) - (7.88)
	2017	11,548,791	1.35 - 1.46	16,459,301	2.56	0.75 - 2.15	14.18 - 15.79
	2016	11,950,928	1.18 - 1.26	14,777,253	2.12	0.75 - 2.15	0.71 - 2.13
BHFTI JPMorgan Small Cap	2020	338,293	23.02 - 27.57	9,106,536	1.19	0.75 - 1.90	4.11 - 5.32
Value Sub-Account	2019	326,712	22.11 - 26.18	8,367,335	1.10	0.75 - 1.90	16.90 - 18.26
	2018	335,401	18.91 - 22.13	7,275,032	1.06	0.75 - 1.90	(15.54) - (14.55)
	2017	369,732	22.39 - 25.90	9,403,867	1.17	0.75 - 1.90	1.37 - 2.54
	2016	370,317	22.09 - 25.26	9,191,747	1.60	0.75 - 1.90	28.05 - 29.53
BHFTI Loomis Sayles Global	2020	492,589	24.87 - 29.02	13,583,940	0.69	1.30 - 2.35	12.12 - 13.30
Allocation Sub-Account	2019	530,213	22.18 - 25.61	12,943,523	1.49	1.30 - 2.35	24.56 - 25.88
	2018	592,193	17.81 - 20.34	11,535,397	1.85	1.30 - 2.35	(7.60) - (6.62)
	2017	624,052	19.27 - 21.79	13,060,560	1.35	1.30 - 2.35	20.12 - 21.39
	2016	651,629	16.04 - 17.95	11,273,406	1.77	1.30 - 2.35	2.34 - 3.42
BHFTI Loomis Sayles Growth	2020	3,561,631	20.62 - 35.31	87,571,995	0.63	0.75 - 2.35	29.15 - 31.24
Sub-Account	2019	4,184,291	15.81 - 27.02	78,788,875	0.82	0.75 - 2.35	20.70 - 22.65
	2018	4,649,267	12.98 - 22.12	71,866,591	0.60	0.75 - 2.35	(9.23) - (7.76)
	2017	5,163,312	14.16 - 24.08	87,171,564	0.74	0.75 - 2.35	15.67 - 17.53
	2016	5,827,981	12.13 - 20.57	84,280,301	0.42	0.75 - 2.35	0.30 - 1.91
BHFTI MetLife Multi-Index	2020	5,264,114	1.53 - 16.91	10,479,475	2.20	0.75 - 2.20	4.23 - 5.76
Targeted Risk Sub-Account	2019	5,331,384	1.46 - 15.99	10,518,171	2.17	0.75 - 2.20	19.06 - 20.80
	2018	5,672,619	1.23 - 13.24	9,817,871	1.74	0.75 - 2.20	(9.22) - (7.88)
	2017	6,436,270	1.35 - 14.37	12,362,576	1.71	0.75 - 2.20	13.04 - 14.68
	2016	2,797,436	1.19 - 12.53	5,881,726	1.20	0.75 - 2.20	2.09 - 3.58
BHFTI MFS® Research	2020	4,185,323	19.24 - 36.50	102,564,107	2.27	0.75 - 2.25	10.50 - 12.31
International Sub-Account	2019	4,554,942	17.41 - 32.50	99,932,443	1.39	0.75 - 2.25	25.46 - 27.60
	2018	5,024,558	13.88 - 25.47	87,005,436	2.00	0.75 - 2.25	(15.92) - (14.54)
	2017	5,405,160	16.51 - 29.81	110,320,331	1.79	0.75 - 2.25	25.31 - 27.42
	2016	6,134,222	13.17 - 23.39	98,661,995	2.05	0.75 - 2.25	(3.08) - (1.51)
BHFTI Morgan Stanley	2020	1,409,524	74.17 - 96.03	122,659,814	—	0.75 - 1.90	148.35 - 151.62
Discovery Sub-Account	2019	1,870,959	29.87 - 38.17	65,477,282	—	0.75 - 1.90	37.49 - 39.28
	2018	2,178,313	21.72 - 27.40	55,045,283	—	0.75 - 1.90	8.07 - 9.47
	2017	2,510,513	20.10 - 25.03	58,318,150	0.16	0.75 - 1.90	37.29 - 39.17
	2016	2,899,820	14.64 - 17.99	48,634,370	—	0.75 - 1.90	(10.18) - (9.05)
BHFTI PanAgora Global	2020	544,676	1.35 - 1.48	776,022	3.19	0.75 - 2.15	9.46 - 11.01
Diversified Risk Sub-Account	2019	613,609	1.23 - 1.34	792,593	2.97	0.75 - 2.15	19.40 - 21.08
	2018	535,661	1.03 - 1.10	571,634	—	0.75 - 2.15	(9.57) - (8.29)
	2017	980,593	1.14 - 1.20	1,152,304	—	0.75 - 2.15	10.21 - 11.76
	2016	1,024,246	1.04 - 1.08	1,083,292	4.79	0.75 - 2.15	8.76 - 10.29
BHFTI PIMCO Inflation	2020	4,164,116	14.22 - 18.87	72,104,461	2.69	0.75 - 2.35	8.95 - 10.71
Protected Bond	2019	4,475,825	13.05 - 17.04	70,243,121	3.40	0.75 - 2.35	5.76 - 7.46
Sub-Account	2018	4,859,109	12.34 - 15.86	71,198,525	1.59	0.75 - 2.35	(4.69) - (3.14)
	2017	5,338,606	12.95 - 16.37	81,095,258	1.56	0.75 - 2.35	1.07 - 2.70
	2016	5,428,636	12.81 - 15.94	80,538,491	—	0.75 - 2.35	2.55 - 4.20

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI PIMCO Total Return	2020	15,973,302	17.46 - 24.24	346,544,743	3.70	0.75 - 2.35	5.99 - 7.90
Sub-Account	2019	16,815,980	16.48 - 22.46	339,643,627	2.90	0.75 - 2.35	5.94 - 7.77
	2018	18,318,708	15.55 - 20.84	345,106,971	1.37	0.75 - 2.35	(2.56) - (0.82)
	2017	20,037,478	15.96 - 21.02	382,857,957	1.76	0.75 - 2.35	2.08 - 3.89
	2016	20,696,610	15.62 - 20.23	382,284,408	2.57	0.75 - 2.35	0.23 - 1.98
BHFTI Schroders Global	2020	5,684,508	1.42 - 1.61	8,749,828	1.74	0.75 - 2.20	(0.12) - 1.34
Multi-Asset Sub-Account	2019	6,340,348	1.42 - 1.59	9,682,952	1.51	0.75 - 2.20	18.85 - 20.58
	2018	7,826,883	1.20 - 1.32	9,950,446	1.63	0.75 - 2.20	(11.41) - (10.10)
	2017	5,547,511	1.35 - 1.47	7,863,375	0.80	0.75 - 2.20	11.82 - 13.44
	2016	5,999,349	1.21 - 1.29	7,548,570	1.42	0.75 - 2.20	3.35 - 4.86
BHFTI SSGA Emerging Markets	2020	1,399	11.59 - 11.63	16,261	2.37	1.30 - 1.50	12.93 - 13.16
Enhanced Index Sub-Account
(Commenced 4/29/2019 and
began transactions in 2020)
BHFTI SSGA Growth and	2020	5,755,778	18.07 - 22.55	121,873,390	2.66	0.75 - 2.20	7.43 - 9.00
Income ETF Sub-Account	2019	6,334,190	16.82 - 20.69	123,449,408	2.33	0.75 - 2.20	17.01 - 18.72
	2018	7,015,952	14.38 - 17.43	115,618,512	2.34	0.75 - 2.20	(8.57) - (7.22)
	2017	7,942,940	15.72 - 18.78	141,674,574	2.42	0.75 - 2.20	13.35 - 15.00
	2016	8,781,559	13.87 - 16.33	136,702,524	2.36	0.75 - 2.20	3.48 - 4.99
BHFTI SSGA Growth ETF	2020	2,060,389	18.76 - 23.41	43,239,974	2.42	0.75 - 2.20	8.33 - 9.92
Sub-Account	2019	2,228,646	17.32 - 21.29	42,825,380	1.94	0.75 - 2.20	19.78 - 21.53
	2018	2,419,973	14.46 - 17.52	38,512,802	2.03	0.75 - 2.20	(10.74) - (9.43)
	2017	2,709,188	16.20 - 19.35	48,040,197	2.11	0.75 - 2.20	17.04 - 18.74
	2016	3,010,392	13.84 - 16.29	45,313,708	2.16	0.75 - 2.20	4.55 - 6.08
BHFTI T. Rowe Price Large	2020	3,978,006	37.15 - 140.48	462,552,189	2.48	0.75 - 2.35	0.47 - 2.27
Cap Value Sub-Account	2019	4,295,485	36.32 - 137.36	491,572,063	2.16	0.75 - 2.35	23.58 - 25.74
	2018	4,808,502	28.89 - 109.24	440,696,268	1.87	0.75 - 2.35	(11.28) - (9.73)
	2017	5,396,442	32.00 - 121.01	551,711,580	2.09	0.75 - 2.35	14.24 - 16.28
	2016	6,154,931	27.52 - 104.07	544,732,180	2.87	0.75 - 2.35	13.25 - 15.22
BHFTI T. Rowe Price Mid Cap	2020	2,467,323	29.78 - 39.04	84,170,191	0.05	0.85 - 2.35	21.03 - 22.87
Growth Sub-Account	2019	2,766,423	24.61 - 31.77	77,373,771	0.05	0.85 - 2.35	28.02 - 29.96
	2018	3,147,177	19.22 - 24.45	68,259,824	—	0.85 - 2.35	(4.48) - (3.02)
	2017	3,555,842	20.12 - 25.21	80,121,936	—	0.85 - 2.35	21.85 - 23.69
	2016	3,917,608	16.49 - 20.38	71,915,683	—	0.85 - 2.35	3.75 - 5.32
BHFTI Victory Sycamore Mid	2020	2,717,212	41.86 - 58.76	144,815,772	1.46	0.75 - 2.20	5.29 - 6.96
Cap Value Sub-Account	2019	2,940,956	39.76 - 55.00	147,303,816	1.11	0.75 - 2.20	26.18 - 28.26
	2018	3,293,119	31.51 - 42.96	129,345,097	0.59	0.75 - 2.20	(12.11) - (10.72)
	2017	3,671,304	35.86 - 48.18	162,408,333	0.95	0.75 - 2.20	7.10 - 8.85
	2016	4,094,702	33.48 - 44.34	167,288,439	0.67	0.75 - 2.20	12.99 - 14.80
BHFTI Wells Capital	2020	448,724	26.34 - 31.38	13,085,994	0.89	1.30 - 2.35	0.32 - 1.38
Management Mid Cap Value	2019	475,251	26.25 - 30.95	13,727,495	0.67	1.30 - 2.35	32.38 - 33.78
Sub-Account	2018	551,485	19.83 - 23.13	11,966,363	0.98	1.30 - 2.35	(15.32) - (14.42)
	2017	625,533	23.42 - 27.03	15,947,251	1.06	1.30 - 2.35	8.22 - 9.36
	2016	680,872	21.64 - 24.72	15,941,919	0.84	1.30 - 2.35	10.55 - 11.72
BHFTI Western Asset	2020	858,976	11.22 - 12.92	10,660,545	2.32	0.75 - 2.20	5.33 - 6.87
Management Government	2019	590,677	10.66 - 12.09	6,899,943	2.55	0.75 - 2.20	5.15 - 6.69
Income Sub-Account	2018	538,593	10.13 - 11.33	5,938,080	2.84	0.75 - 2.20	(2.25) - (0.82)
	2017	491,590	10.37 - 11.42	5,512,386	2.17	0.75 - 2.20	0.37 - 1.84
	2016	523,252	10.33 - 11.21	5,762,899	2.00	0.75 - 2.20	(0.89) - 0.56

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Baillie Gifford	2020	770,973	14.98 - 28.77	16,613,590	1.81	0.85 - 2.35	23.32 - 25.19
International Stock	2019	886,680	12.14 - 22.98	15,303,377	1.08	0.85 - 2.35	29.33 - 31.29
Sub-Account	2018	993,877	9.39 - 17.51	13,116,579	0.93	0.85 - 2.35	(19.13) - (17.90)
	2017	1,019,937	11.61 - 21.32	16,546,578	1.00	0.85 - 2.35	31.77 - 33.75
	2016	1,223,325	8.81 - 15.94	14,917,094	1.40	0.85 - 2.35	2.61 - 4.16
BHFTII BlackRock Bond	2020	1,156,980	58.13 - 89.34	95,853,311	3.31	0.75 - 1.90	6.29 - 7.52
Income Sub-Account	2019	1,183,618	54.69 - 83.08	91,277,193	3.59	0.75 - 1.90	7.49 - 8.73
	2018	1,243,556	50.88 - 76.41	88,430,582	3.19	0.75 - 1.90	(2.50) - (1.36)
	2017	1,331,858	52.18 - 77.47	96,014,059	2.93	0.75 - 1.90	1.90 - 3.07
	2016	1,339,462	51.21 - 75.15	93,361,485	3.02	0.75 - 1.90	0.93 - 2.10
BHFTII BlackRock Capital	2020	989,684	4.84 - 140.67	18,447,605	—	0.75 - 1.90	37.87 - 39.61
Appreciation Sub-Account	2019	1,127,682	3.49 - 100.76	14,919,005	0.21	0.75 - 1.90	30.22 - 31.86
	2018	1,186,950	2.66 - 76.41	11,432,231	0.12	0.75 - 1.90	(4.72) - 1.66
	2017	1,282,351	2.64 - 75.17	11,555,941	0.10	0.75 - 1.90	31.42 - 32.93
	2016	1,443,013	2.00 - 56.55	9,658,400	—	0.75 - 1.90	(1.80) - (0.66)
BHFTII BlackRock	2020	4,935,719	8.12 - 22.82	46,457,544	1.69	0.75 - 2.35	(2.14) - (0.56)
Ultra-Short Term Bond	2019	5,188,338	8.30 - 10.99	49,084,268	1.53	0.75 - 2.35	(0.49) - 1.12
Sub-Account	2018	5,489,056	8.34 - 10.87	51,886,956	0.77	0.75 - 2.35	(0.82) - 0.79
	2017	5,800,845	8.40 - 10.78	54,680,002	0.09	0.75 - 2.35	(1.70) - (0.12)
	2016	6,971,036	8.54 - 10.80	66,180,659	—	0.75 - 2.35	(2.21) - (0.50)
BHFTII Brighthouse Asset	2020	1,966,439	15.35 - 19.26	33,957,274	2.93	0.75 - 2.20	7.13 - 8.70
Allocation 20 Sub-Account	2019	1,702,643	14.33 - 17.72	27,454,604	2.26	0.75 - 2.20	9.31 - 10.90
	2018	1,400,862	13.11 - 15.98	20,617,259	2.33	0.75 - 2.20	(4.74) - (3.34)
	2017	1,167,711	13.76 - 16.53	17,869,495	2.10	0.75 - 2.20	4.61 - 6.14
	2016	967,598	13.15 - 15.58	13,943,996	3.56	0.75 - 2.20	2.26 - 3.75
BHFTII Brighthouse Asset	2020	44,320,150	16.61 - 21.52	880,418,596	2.67	0.75 - 2.35	8.45 - 10.21
Allocation 40 Sub-Account	2019	48,601,455	15.32 - 19.53	880,349,154	2.17	0.75 - 2.35	12.91 - 14.73
	2018	54,182,854	13.57 - 17.02	859,734,021	1.99	0.75 - 2.35	(6.63) - (5.12)
	2017	61,035,350	14.53 - 17.94	1,025,469,677	1.97	0.75 - 2.35	8.08 - 9.82
	2016	68,430,242	13.44 - 16.33	1,052,085,077	3.55	0.75 - 2.35	3.62 - 5.29
BHFTII Brighthouse Asset	2020	94,437,472	19.31 - 25.09	2,188,411,485	2.20	0.75 - 2.35	11.20 - 13.00
Allocation 60 Sub-Account	2019	104,555,454	17.31 - 22.21	2,152,131,911	1.94	0.75 - 2.35	16.65 - 18.53
	2018	116,005,965	14.70 - 18.73	2,023,222,759	1.64	0.75 - 2.35	(8.32) - (6.83)
	2017	128,955,524	15.88 - 20.11	2,422,932,121	1.72	0.75 - 2.35	12.07 - 13.88
	2016	141,782,418	14.04 - 17.66	2,346,890,764	3.15	0.75 - 2.35	4.62 - 6.30
BHFTII Brighthouse Asset	2020	61,739,504	21.02 - 28.21	1,509,638,506	1.81	0.75 - 2.35	13.88 - 15.72
Allocation 80 Sub-Account	2019	67,985,315	18.44 - 24.38	1,446,605,509	1.75	0.75 - 2.35	20.85 - 22.80
	2018	76,178,468	15.20 - 19.85	1,328,960,478	1.31	0.75 - 2.35	(10.26) - (8.80)
	2017	84,293,005	16.77 - 21.77	1,624,574,554	1.54	0.75 - 2.35	16.40 - 18.27
	2016	94,037,132	14.27 - 18.40	1,542,949,172	2.94	0.75 - 2.35	5.63 - 7.33
BHFTII Brighthouse/Artisan	2020	1,091,658	24.38 - 28.59	28,904,794	0.73	1.30 - 2.20	3.67 - 4.61
Mid Cap Value Sub-Account	2019	1,156,541	22.94 - 27.33	29,385,929	0.51	1.30 - 2.35	20.57 - 21.84
	2018	1,259,540	19.02 - 22.43	26,368,120	0.38	1.30 - 2.35	(15.44) - (14.54)
	2017	1,397,872	22.49 - 26.25	34,392,233	0.49	1.30 - 2.35	9.93 - 11.09
	2016	1,583,111	20.44 - 23.63	35,205,969	0.86	1.30 - 2.35	19.80 - 21.07

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII	2020	160,719	24.81 - 29.61	4,381,327	2.47	0.75 - 2.20	6.42 - 7.98
Brighthouse/Dimensional	2019	172,876	23.32 - 27.42	4,388,845	1.04	0.75 - 2.20	20.36 - 22.11
International Small Company	2018	192,758	19.37 - 22.45	4,045,572	2.54	0.75 - 2.20	(22.30) - (21.16)
Sub-Account	2017	180,443	24.94 - 28.48	4,826,011	1.99	0.75 - 2.20	27.62 - 29.47
	2016	221,680	19.54 - 22.00	4,598,162	1.86	0.75 - 2.20	3.52 - 5.04
BHFTII	2020	5,615,068	28.43 - 107.95	257,244,951	1.50	0.75 - 2.35	8.49 - 10.44
Brighthouse/Wellington	2019	6,175,062	26.20 - 97.75	258,813,635	1.51	0.75 - 2.35	27.73 - 29.96
Core Equity Opportunities	2018	7,071,945	20.51 - 75.21	229,409,483	1.64	0.75 - 2.35	(2.58) - (0.84)
Sub-Account	2017	8,065,026	21.05 - 75.85	265,876,710	1.45	0.75 - 2.35	16.17 - 18.18
	2016	9,007,829	18.10 - 64.18	254,395,534	1.67	0.75 - 2.35	0.66 - 6.44
BHFTII Frontier Mid Cap	2020	232,658	34.87 - 40.52	8,810,982	—	1.30 - 2.20	28.52 - 29.68
Growth Sub-Account	2019	263,561	26.92 - 31.24	7,730,734	—	1.30 - 2.25	29.88 - 31.12
	2018	299,847	20.73 - 23.83	6,735,050	—	1.30 - 2.25	(8.01) - (7.12)
	2017	334,543	22.53 - 25.66	8,126,910	—	1.30 - 2.25	22.16 - 23.33
	2016	404,243	18.44 - 20.80	7,999,144	—	1.30 - 2.25	2.82 - 3.80
BHFTII Jennison Growth	2020	3,870,905	24.34 - 72.87	173,649,060	0.03	0.75 - 2.35	52.74 - 55.20
Sub-Account	2019	4,628,699	15.78 - 47.00	135,557,151	0.22	0.75 - 2.35	29.42 - 31.51
	2018	5,185,554	12.07 - 35.77	116,272,297	0.13	0.75 - 2.35	(2.22) - (0.64)
	2017	5,851,692	12.22 - 36.04	132,795,952	0.10	0.75 - 2.35	33.82 - 35.97
	2016	6,806,523	9.04 - 26.53	114,787,575	0.04	0.75 - 2.35	(2.45) - (0.88)
BHFTII Loomis Sayles Small	2020	479,225	33.37 - 41.85	18,564,024	—	0.75 - 1.90	31.52 - 33.04
Cap Growth Sub-Account	2019	542,907	25.37 - 31.45	15,872,027	—	0.75 - 1.90	24.13 - 25.56
	2018	598,751	20.44 - 25.05	14,007,030	—	0.75 - 1.90	(1.62) - (0.47)
	2017	663,494	20.78 - 25.17	15,636,930	—	0.75 - 1.90	24.31 - 25.74
	2016	766,457	16.71 - 20.02	14,417,183	—	0.75 - 1.90	4.05 - 5.25
BHFTII MetLife Aggregate	2020	451,603	2.04 - 21.54	8,379,054	2.72	0.75 - 2.20	4.56 - 6.09
Bond Index Sub-Account	2019	389,606	1.93 - 20.31	7,020,472	2.99	0.75 - 2.20	5.99 - 7.53
	2018	364,861	1.80 - 18.88	6,162,312	2.79	0.75 - 2.20	(2.67) - (1.24)
	2017	380,179	1.82 - 19.12	6,496,838	2.74	0.75 - 2.20	0.70 - 2.17
	2016	361,670	1.79 - 18.71	6,013,949	2.61	0.75 - 2.20	(0.13) - 1.32
BHFTII MetLife Mid Cap	2020	182,554	34.58 - 42.89	7,174,360	1.19	1.30 - 2.35	10.43 - 11.60
Stock Index Sub-Account	2019	198,439	31.32 - 38.43	7,040,593	1.13	1.30 - 2.35	22.62 - 23.92
	2018	227,511	25.54 - 31.01	6,527,544	0.98	1.30 - 2.35	(13.63) - (12.71)
	2017	235,340	29.57 - 35.53	7,765,776	1.20	1.30 - 2.35	12.93 - 14.11
	2016	206,200	26.18 - 31.14	5,972,449	0.98	1.30 - 2.35	17.29 - 18.53
BHFTII MetLife MSCI EAFE®	2020	200,187	15.02 - 18.33	3,438,226	2.94	1.30 - 2.20	5.17 - 6.12
Index Sub-Account	2019	221,296	14.28 - 17.28	3,609,849	2.44	1.30 - 2.20	18.93 - 20.01
	2018	198,811	12.01 - 14.40	2,696,471	2.76	1.30 - 2.20	(16.00) - (15.24)
	2017	196,043	14.29 - 16.98	3,143,926	2.40	1.30 - 2.20	21.84 - 22.94
	2016	190,960	11.73 - 13.82	2,494,019	2.59	1.30 - 2.20	(1.23) - (0.34)
BHFTII MetLife	2020	142,777	35.91 - 43.83	5,765,135	1.13	1.30 - 2.20	16.66 - 17.71
Russell 2000® Index	2019	167,139	30.78 - 37.24	5,782,643	0.94	1.30 - 2.20	22.48 - 23.59
Sub-Account	2018	178,320	25.13 - 30.13	5,014,307	0.86	1.30 - 2.20	(13.15) - (12.36)
	2017	201,681	28.94 - 34.38	6,488,648	1.18	1.30 - 2.20	11.82 - 12.83
	2016	184,537	25.88 - 30.47	5,270,961	1.08	1.30 - 2.20	18.29 - 19.36

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Stock Index	2020	1,855,201	28.09 - 36.86	63,906,054	1.72	1.30 - 2.20	15.26 - 16.46
Sub-Account	2019	1,967,470	24.12 - 31.70	58,582,159	1.95	1.30 - 2.20	27.95 - 29.33
	2018	2,093,474	18.65 - 24.55	48,425,461	1.62	1.30 - 2.20	(6.91) - (5.93)
	2017	2,193,082	19.83 - 26.14	54,193,877	1.58	1.30 - 2.20	18.60 - 19.85
	2016	2,342,862	16.54 - 21.84	48,567,319	1.80	1.30 - 2.20	8.96 - 10.12
BHFTII MFS® Total Return	2020	1,217,356	22.71 - 105.97	78,667,434	2.23	0.75 - 1.90	7.42 - 8.67
Sub-Account	2019	1,341,562	21.12 - 97.52	79,084,647	2.18	0.75 - 1.90	17.81 - 19.17
	2018	1,526,483	17.91 - 81.83	75,142,956	2.12	0.75 - 1.90	(7.59) - (6.52)
	2017	1,706,359	19.36 - 87.54	89,218,290	2.32	0.75 - 1.90	10.06 - 11.33
	2016	1,883,922	17.58 - 78.63	88,274,296	2.70	0.75 - 1.90	6.87 - 8.11
BHFTII MFS® Value	2020	4,487,547	18.38 - 41.36	176,403,113	1.77	0.75 - 2.35	1.24 - 2.88
Sub-Account	2019	4,547,493	18.13 - 40.20	173,957,552	1.70	0.75 - 2.35	26.83 - 28.88
	2018	5,148,170	14.28 - 31.19	153,243,562	1.25	0.75 - 2.35	(12.34) - (10.92)
	2017	5,592,115	16.28 - 35.02	187,397,059	1.83	0.75 - 2.35	14.86 - 16.71
	2016	6,204,163	14.16 - 30.00	178,751,424	2.03	0.75 - 2.35	11.45 - 13.24
BHFTII Neuberger Berman	2020	1,067,014	2.41 - 53.35	45,526,439	0.05	0.75 - 2.35	21.85 - 24.05
Genesis Sub-Account	2019	1,159,559	26.64 - 43.09	40,954,395	0.06	0.75 - 2.35	26.40 - 28.58
	2018	1,285,117	21.08 - 33.55	35,513,817	0.17	0.75 - 2.35	(9.16) - (7.50)
	2017	1,442,099	23.20 - 36.34	43,407,734	0.24	0.75 - 2.35	12.81 - 14.77
	2016	1,622,186	20.57 - 31.70	42,776,681	0.28	0.75 - 2.35	15.64 - 17.68
BHFTII T. Rowe Price Large	2020	1,649,769	19.88 - 68.15	81,893,333	0.05	0.85 - 2.35	33.46 - 35.79
Cap Growth Sub-Account	2019	1,923,656	14.90 - 50.19	70,430,635	0.22	0.85 - 2.35	27.56 - 29.88
	2018	2,104,971	11.68 - 38.64	60,012,869	0.23	0.85 - 2.35	(3.46) - (1.78)
	2017	2,387,060	12.09 - 39.35	69,682,941	0.11	0.85 - 2.35	30.39 - 32.73
	2016	2,648,316	9.27 - 29.64	59,328,183	0.01	0.85 - 2.35	(0.83) - 0.90
BHFTII T. Rowe Price Small	2020	276,678	54.38 - 69.85	17,027,089	0.06	0.85 - 1.90	21.70 - 22.99
Cap Growth Sub-Account	2019	311,383	44.68 - 56.80	15,649,793	0.01	0.85 - 1.90	30.34 - 31.71
	2018	346,280	34.28 - 43.12	13,283,108	0.03	0.85 - 1.90	(8.55) - (7.57)
	2017	381,890	37.48 - 48.83	15,938,394	0.14	0.85 - 1.90	20.24 - 21.85
	2016	383,309	31.18 - 40.08	13,279,921	0.12	0.85 - 1.90	9.38 - 10.80
BHFTII Van Eck Global	2020	299,864	10.86 - 12.64	3,681,982	1.22	0.75 - 2.00	18.77 - 20.27
Natural Resources	2019	322,625	9.14 - 10.51	3,302,987	0.35	0.75 - 2.00	10.13 - 11.51
Sub-Account	2018	295,053	8.30 - 9.43	2,714,232	—	0.75 - 2.00	(30.27) - (29.39)
	2017	320,499	11.90 - 13.35	4,194,269	—	0.75 - 2.00	(2.70) - (1.48)
	2016	296,411	12.23 - 13.55	3,944,489	0.58	0.75 - 2.00	40.89 - 42.67
BHFTII Western Asset	2020	4,131,723	28.93 - 46.82	158,425,250	5.77	0.75 - 2.35	4.13 - 6.11
Management Strategic Bond	2019	4,483,083	27.79 - 44.12	163,289,336	4.73	0.75 - 2.35	11.58 - 13.63
Opportunities Sub-Account	2018	5,028,334	24.90 - 38.83	162,513,748	5.20	0.75 - 2.35	(6.27) - (4.52)
	2017	5,536,769	26.57 - 40.67	188,961,655	3.76	0.75 - 2.35	5.43 - 7.42
	2016	6,144,561	25.20 - 37.86	196,877,487	2.23	0.75 - 2.35	3.36 - 7.49
BHFTII Western Asset	2020	322,676	15.55 - 19.68	5,717,684	2.86	1.30 - 2.20	2.62 - 3.55
Management U.S. Government	2019	285,903	15.15 - 19.00	4,938,779	2.38	1.30 - 2.20	3.48 - 4.41
Sub-Account	2018	213,839	14.64 - 18.20	3,555,467	2.07	1.30 - 2.20	(1.51) - (0.61)
	2017	220,773	14.87 - 18.31	3,716,077	2.39	1.30 - 2.20	(0.53) - 0.37
	2016	281,647	14.94 - 18.25	4,704,631	2.41	1.30 - 2.20	(1.18) - (0.28)

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP	2020	156,280	26.57 - 121.72	5,029,866	1.65	1.30 - 1.90	4.43 - 5.21
Equity-Income Sub-Account	2019	169,677	25.41 - 115.86	5,239,541	1.80	1.30 - 1.90	24.72 - 25.67
	2018	191,244	20.36 - 92.34	4,651,416	1.98	1.30 - 1.90	(10.27) - (9.57)
	2017	214,350	22.66 - 102.29	5,799,280	1.45	1.30 - 1.90	10.54 - 11.33
	2016	240,861	20.48 - 91.99	5,954,992	2.25	1.30 - 1.90	15.49 - 16.38
Fidelity® VIP Growth	2020	2,701	57.50	155,317	0.01	1.40	66.31
Opportunities Sub-Account	2019	3,091	34.58	106,862	0.15	1.40	38.88
	2018	4,044	24.90 - 25.03	100,687	0.13	1.40	10.89
	2017	6,893	22.45 - 22.58	154,749	0.31	1.40	32.65
	2016	7,041	16.93 - 17.02	119,170	0.33	1.40	(1.06)
FTVIPT Templeton Foreign	2020	1,013,812	14.00 - 37.19	17,210,911	3.41	0.85 - 1.90	(3.02) - (1.76)
VIP Sub-Account	2019	1,030,600	14.43 - 38.12	17,831,522	1.77	0.85 - 1.90	10.41 - 11.88
	2018	1,087,268	13.05 - 34.32	16,927,503	2.73	0.85 - 1.90	(17.04) - (15.99)
	2017	1,141,652	15.72 - 41.12	21,326,773	2.62	0.85 - 1.90	14.50 - 16.03
	2016	1,247,219	13.71 - 35.70	20,418,848	2.00	0.85 - 1.90	5.16 - 6.58
Invesco V.I. International	2020	163,186	20.76 - 43.01	5,024,638	2.23	0.85 - 1.90	11.59 - 13.03
Growth Sub-Account	2019	176,345	18.37 - 38.31	4,842,042	1.35	0.85 - 1.90	25.83 - 27.48
	2018	199,022	14.41 - 30.27	4,328,119	1.84	0.85 - 1.90	(16.81) - (15.70)
	2017	210,700	17.09 - 36.16	5,482,419	1.29	0.85 - 1.90	20.42 - 21.96
	2016	230,766	14.02 - 29.85	4,956,521	1.24	0.85 - 1.90	(2.57) - (1.29)
PIMCO VIT High Yield	2020	172,221	23.82 - 27.29	4,485,538	4.83	1.30 - 1.90	3.75 - 4.38
Sub-Account	2019	183,068	22.96 - 26.15	4,579,297	4.95	1.30 - 1.90	12.57 - 13.24
	2018	197,787	20.39 - 23.09	4,376,037	5.09	1.30 - 1.90	(4.49) - (3.91)
	2017	218,034	21.35 - 24.03	5,032,186	4.87	1.30 - 1.90	4.61 - 5.23
	2016	246,210	20.41 - 22.83	5,415,580	5.22	1.30 - 1.90	10.33 - 10.99
PIMCO VIT Low Duration	2020	248,469	13.95 - 15.91	3,761,016	1.22	1.30 - 1.90	1.05 - 1.66
Sub-Account	2019	285,288	13.81 - 15.65	4,263,657	2.79	1.30 - 1.90	2.07 - 2.68
	2018	376,934	13.53 - 15.24	5,455,359	1.87	1.30 - 1.90	(1.56) - (0.96)
	2017	530,918	13.74 - 15.39	7,755,436	1.34	1.30 - 1.90	(0.55) - 0.04
	2016	566,101	13.82 - 15.39	8,295,577	1.49	1.30 - 1.90	(0.50) - 0.10
Putnam VT Equity Income	2020	386,403	37.17 - 45.56	16,665,692	1.74	0.75 - 1.90	3.81 - 5.01
Sub-Account	2019	446,832	35.81 - 43.38	18,414,362	2.06	0.75 - 1.90	27.95 - 29.43
	2018	517,006	27.99 - 33.52	16,529,861	0.71	0.75 - 1.90	(10.22) - (9.18)
	2017	586,901	31.17 - 36.91	20,735,893	1.75	0.75 - 1.90	16.54 - 17.89
	2016	695,231	26.75 - 31.31	20,896,054	1.89	0.75 - 1.90	11.51 - 12.79
Putnam VT Sustainable	2020	65,414	42.89 - 57.48	3,158,759	0.58	1.30 - 1.90	26.32 - 27.27
Leaders Sub-Account	2019	71,407	33.92 - 45.23	2,709,206	0.64	1.30 - 1.90	33.79 - 34.82
	2018	69,569	25.33 - 33.60	1,966,913	0.01	1.30 - 1.90	(3.39) - (2.66)
	2017	77,169	26.19 - 34.57	2,244,881	0.81	1.30 - 1.90	26.80 - 27.76
	2016	84,259	20.64 - 27.10	1,920,534	0.93	1.30 - 1.90	5.76 - 6.56
Russell Global Real Estate	2020	7,598	42.30 - 42.33	321,420	1.51	1.40	(6.50)
Securities Sub-Account	2019	8,170	45.24 - 45.28	369,634	4.92	1.40	19.95
	2018	9,494	37.71 - 37.75	358,094	4.44	1.40	(7.04)
	2017	12,217	40.57 - 40.60	495,679	3.44	1.40	10.25
	2016	14,749	36.79 - 36.83	542,716	3.65	1.40	1.59

BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Russell International	2020	70,594	20.95 - 21.03	1,479,288	1.21	1.40	3.61
Developed Markets	2019	76,860	20.22 - 20.30	1,554,442	2.42	1.40	18.06
Sub-Account	2018	96,809	17.13 - 17.19	1,658,403	1.64	1.40	(16.06)
	2017	115,748	20.41 - 20.48	2,362,328	2.47	1.40	23.24
	2016	151,347	16.56 - 16.62	2,506,309	3.22	1.40	0.94
Russell Strategic Bond	2020	107,506	22.81 - 22.90	2,452,609	1.83	1.40	6.92
Sub-Account	2019	124,357	21.34 - 21.42	2,653,361	2.71	1.40	7.68
	2018	147,554	19.81 - 19.89	2,923,912	2.09	1.40	(2.20)
	2017	208,294	20.26 - 20.34	4,220,281	1.34	1.40	2.42
	2016	268,809	19.78 - 19.86	5,317,684	1.58	1.40	1.67
Russell U.S. Small Cap	2020	31,761	29.50 - 29.59	937,330	0.06	1.40	11.13
Equity Sub-Account	2019	33,026	26.55 - 26.62	877,029	0.53	1.40	21.36
	2018	41,065	21.88 - 21.94	898,544	0.46	1.40	(13.20)
	2017	46,475	25.20 - 25.27	1,171,613	0.18	1.40	13.88
	2016	59,458	22.13 - 22.19	1,316,184	0.83	1.40	17.01
Russell U.S. Strategic	2020	143,590	36.15 - 36.28	5,192,027	0.46	1.40	22.11
Equity Sub-Account	2019	171,299	29.60 - 29.71	5,072,193	1.05	1.40	28.45
	2018	218,528	23.05 - 23.13	5,037,195	1.14	1.40	(10.91)
	2017	251,011	25.87 - 25.96	6,494,091	1.04	1.40	19.12
	2016	325,131	21.72 - 21.79	7,061,253	1.04	1.40	9.10

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio or series of the trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

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Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the consolidated financial statements

Critical Audit Matter Description

As of December 31, 2020, the liability for future policy benefits totaled $44.3 billion, and included benefits related to variable annuity contracts with guaranteed benefit riders and universal life insurance contracts with secondary guarantees. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

2

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Acquisition Cost (DAC) — Refer to Notes 1 and 4 to the consolidated financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $4.4 billion as of December 31, 2020, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuities and universal life contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

3

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the consolidated financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2020, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $7.6 billion. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 3, 2021

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2020 and 2019

(In millions, except share and per share data)

	2020	2019
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $69,483 and $63,083, respectively; allowance for credit losses of $2 and $0, respectively)	$81,299	$69,977
Equity securities, at estimated fair value	133	147
Mortgage loans (net of allowance for credit losses of $94 and $64, respectively)	15,722	15,664
Policy loans	884	875
Limited partnerships and limited liability companies	2,809	2,379
Short-term investments, principally at estimated fair value	1,885	1,482
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $0, respectively)	3,757	3,224
Total investments	106,489	93,748
Cash and cash equivalents	3,684	2,493
Accrued investment income	656	663
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $0, respectively)	15,721	14,287
Deferred policy acquisition costs and value of business acquired	4,357	4,809
Current income tax recoverable	—	21
Other assets	395	464
Separate account assets	103,986	99,668
Total assets	$235,288	$216,153
Liabilities and Equity
Liabilities
Future policy benefits	$44,266	$39,081
Policyholder account balances	53,946	45,121
Other policy-related balances	3,114	2,801
Payables for collateral under securities loaned and other transactions	5,237	4,374
Long-term and short-term debt	843	844
Current income tax payable	110	—
Deferred income tax liability	1,461	1,301
Other liabilities	4,210	4,484
Separate account liabilities	103,986	99,668
Total liabilities	217,173	197,674
Contingencies, Commitments and Guarantees (Note 13)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	18,323	19,073
Retained earnings (deficit)	(5,719)	(3,899)
Accumulated other comprehensive income (loss)	5,421	3,215
Total Brighthouse Life Insurance Company's stockholder's equity	18,100	18,464
Noncontrolling interests	15	15
Total equity	18,115	18,479
Total liabilities and equity	$235,288	$216,153

See accompanying notes to the consolidated financial statements.
5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Revenues
Premiums	$736	$847	$869
Universal life and investment-type product policy fees	2,839	2,982	3,190
Net investment income	3,528	3,486	3,235
Other revenues	302	266	287
Net investment gains (losses)	279	92	(204)
Net derivative gains (losses)	(132)	(2,046)	745
Total revenues	7,552	5,627	8,122
Expenses
Policyholder benefits and claims	5,689	3,538	3,180
Interest credited to policyholder account balances	1,061	1,031	1,047
Amortization of deferred policy acquisition costs and value of business acquired	696	395	1,011
Other expenses	1,844	1,809	1,763
Total expenses	9,290	6,773	7,001
Income (loss) before provision for income tax	(1,738)	(1,146)	1,121
Provision for income tax expense (benefit)	(433)	(338)	153
Net income (loss)	(1,305)	(808)	968
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,306)	$(809)	$967

See accompanying notes to the consolidated financial statements.
6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Net income (loss)	$(1,305)	$(808)	$968

Other comprehensive income (loss):

Unrealized investment gains (losses), net of related offsets	2,854	3,167	(1,355)
Unrealized gains (losses) on derivatives	(70)	(21)	22
Foreign currency translation adjustments	19	12	(4)
Other comprehensive income (loss), before income tax	2,803	3,158	(1,337)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(597)	(661)	297
Other comprehensive income (loss), net of income tax	2,206	2,497	(1,040)
Comprehensive income (loss)	901	1,689	(72)
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$900	$1,688	$(73)

See accompanying notes to the consolidated financial statements.
7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2017	$75	$19,073	$(4,132)	$1,837	$16,853	$15	$16,868
Cumulative effect of change in accounting principle and other, net of income tax			75	(79)	(4)		(4)
Balance at January 1, 2018	75	19,073	(4,057)	1,758	16,849	15	16,864
Change in noncontrolling interests				—	(1)	(1)
Net income (loss)			967		967	1	968
Other comprehensive income (loss), net of income tax				(1,040)	(1,040)		(1,040)
Balance at December 31, 2018	75	19,073	(3,090)	718	16,776	15	16,791
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(809)		(809)	1	(808)
Other comprehensive income (loss), net of income tax				2,497	2,497		2,497
Balance at December 31, 2019	75	19,073	(3,899)	3,215	18,464	15	18,479
Cumulative effect of change in accounting principle and other, net of income tax			(14)	3	(11)		(11)
Balance at January 1, 2020	75	19,073	(3,913)	3,218	18,453	15	18,468
Dividends paid to parent		(750)	(500)		(1,250)		(1,250)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,306)		(1,306)	1	(1,305)
Other comprehensive income (loss), net of income tax				2,203	2,203		2,203
Balance at December 31, 2020	$75	$18,323	$(5,719)	$5,421	$18,100	$15	$18,115

See accompanying notes to the consolidated financial statements.
8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Cash flows from operating activities
Net income (loss)	$(1,305)	$(808)	$968
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(257)	(275)	(259)
(Gains) losses on investments, net	(279)	(92)	204
(Gains) losses on derivatives, net	526	2,592	(102)
(Income) loss from equity method investments, net of dividends and distributions	(55)	70	(66)
Interest credited to policyholder account balances	1,061	1,031	1,047
Universal life and investment-type product policy fees	(2,839)	(2,982)	(3,190)
Change in accrued investment income	(10)	85	(177)
Change in premiums, reinsurance and other receivables	(1,382)	(739)	(224)
Change in deferred policy acquisition costs and value of business acquired, net	290	25	689
Change in income tax	(290)	(326)	1,111
Change in other assets	1,897	1,947	2,077
Change in future policy benefits and other policy-related balances	3,523	1,696	1,386
Change in other liabilities	249	63	94
Other, net	—	51	63
Net cash provided by (used in) operating activities	1,129	2,338	3,621
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	8,322	13,358	15,621
Equity securities	66	57	22
Mortgage loans	1,929	1,528	793
Limited partnerships and limited liability companies	177	302	274
Purchases of:
Fixed maturity securities	(14,209)	(16,406)	(16,427)
Equity securities	(17)	(22)	(2)
Mortgage loans	(2,073)	(3,609)	(3,890)
Limited partnerships and limited liability companies	(582)	(463)	(358)
Cash received in connection with freestanding derivatives	6,347	2,040	1,802
Cash paid in connection with freestanding derivatives	(4,514)	(2,638)	(2,938)
Receipts on loans to affiliate	100	—	—
Issuances of loans to affiliate	(100)	—	(2)
Net change in policy loans	(9)	126	105
Net change in short-term investments	(391)	(1,470)	269
Net change in other invested assets	30	36	(17)
Net cash provided by (used in) investing activities	$(4,924)	$(7,161)	$(4,748)

See accompanying notes to the consolidated financial statements.
9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Cash flows from financing activities
Policyholder account balances:
Deposits	$9,565	$7,111	$5,899
Withdrawals	(3,240)	(2,773)	(3,400)
Net change in payables for collateral under securities loaned and other transactions	863	(673)	889
Long-term and short-term debt issued	100	412	228
Long-term and short-term debt repaid	(102)	(2)	(9)
Dividends paid to parent	(1,250)	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	(949)	(203)	(303)
Other, net	(1)	(50)	(46)
Net cash provided by (used in) financing activities	4,986	3,822	3,258
Change in cash, cash equivalents and restricted cash	1,191	(1,001)	2,131
Cash, cash equivalents and restricted cash, beginning of year	2,493	3,494	1,363
Cash, cash equivalents and restricted cash, end of year	$3,684	$2,493	$3,494
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$68	$30	$3
Income tax	$(125)	$3	$(891)

See accompanying notes to the consolidated financial statements.
10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings"), which is a direct wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" together with its subsidiaries and affiliates, "Brighthouse Financial").

BLIC offers a range of individual annuities and individual life insurance products. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

In 2016, MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") announced its plan to pursue the separation of a substantial portion of its former U.S. retail business (the "Separation"). In connection with the Separation, 80.8% of MetLife, Inc.'s interest in BHF was distributed to holders of MetLife, Inc.'s common stock. On June 14, 2018, MetLife, Inc. divested its remaining shares of BHF common stock (the "MetLife Divestiture"). As a result, MetLife, Inc. and its subsidiaries and affiliates are no longer considered related parties subsequent to the MetLife Divestiture.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLCs") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Reclassifications

Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as may be discussed when applicable in the Notes to the Consolidated Financial Statements.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a standalone entity.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For traditional long-duration insurance contracts (term, whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Policyholder account balances relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.

Liabilities for secondary guarantees on universal life insurance contracts are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on universal life with secondary guarantees ("ULSG") determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Changes in ULSG liabilities are recorded to net income, except for the effects of unrealized gains and losses, which are recorded to OCI.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC'). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA related to term non-participating whole life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, in-force or persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company amortizes DAC and VOBA on deferred annuities and universal life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Assumptions for DAC and VOBA are reviewed at least annually, and if they change significantly, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC and VOBA balances on deferred annuities and universal life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC and VOBA balances related to unrealized gains and losses are recorded to OCI.

DAC and VOBA balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company accounts for assumed reinsurance similar to directly written business, except for guaranteed minimum income benefits ("GMIB"), where a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives.

Variable Annuity Guarantees

The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (the "Benefit Base") less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring the occurrence of specific insurable event, or the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving policyholder behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the life contingent portion of the guaranteed minimum withdrawal benefits ("GMWB") and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, the actual amount of business remaining in-force is updated, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings.

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB"), and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the guaranteed principal option.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees are considered revenue and are reported in universal life and investment-type product policy fees. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

The Company updates the estimated fair value of guarantees in subsequent periods by projecting future benefits using capital market and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital market scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value of embedded derivatives, see Note 8.

Assumptions for all variable guarantees are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Index-linked Annuities

The Company issues and assumes through reinsurance index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; index-linked annuities that are directly written or assumed through reinsurance; and ceded reinsurance of variable annuity GMIBs. Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset within the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held within the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues in the statement of operations.

Income Tax

Income taxes as presented herein attribute current and deferred income taxes of MetLife, Inc., for periods up until the Separation, to Brighthouse Financial in a manner that is systematic, rational and consistent with the asset and liability method prescribed by the Financial Accounting Standards Board ("FASB") guidance Accounting Standards Codification 740 — Income Taxes ("ASC 740"). The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies ASC 740 to the standalone financial statements of each member of the consolidated group as if the group member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation Contingencies

The Company is a party to a number of legal actions and may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the FASB in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. ASUs not listed were assessed and determined to be either not applicable or are not expected to have a material impact on the Company's consolidated financial statements.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Effective January 1, 2020, using the modified retrospective method, the Company adopted ASU 2016-13 ("ASU 2016-13"), Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The amendments to Topic 326 replace the incurred loss impairment methodology for certain financial instruments with one that reflects expected credit losses based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance also requires that an other-than-temporary impairment on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The Company recorded an after tax net decrease to retained earnings of $14 million and a net increase to accumulated other comprehensive income (loss) ("AOCI") of $3 million for the cumulative effect of adoption. The adjustment included establishing or updating the allowance for credit losses on fixed maturity securities, mortgage loans, and other invested assets.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). This new guidance is effective for fiscal years beginning after January 1, 2023. The amendments to Topic 944 will result in significant changes to the accounting for long-duration insurance contracts. These changes (i) require all guarantees that qualify as market risk benefits to be measured at fair value, (ii) require more frequent updating of assumptions and modify existing discount rate requirements for certain insurance liabilities, (iii) modify the methods of amortization for DAC, and (iv) require new qualitative and quantitative disclosures around insurance contract asset and liability balances and the judgments, assumptions and methods used to measure those balances. The market risk benefit guidance is required to be applied on a retrospective basis, while the changes to guidance for insurance liabilities and DAC may be applied to existing carrying amounts on the effective date or on a retrospective basis.

The Company continues to evaluate the new guidance and therefore is unable to estimate the impact on its financial statements. The most significant impact from the ASU is the requirement that all variable annuity guarantees will be considered market risk benefits and measured at fair value, whereas today a significant amount of variable annuity guarantees are classified as insurance liabilities.

2. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be provided on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including structured settlements, pension risk transfer contracts, certain company-owned life insurance policies, funding agreements and ULSG.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care and workers' compensation business reinsured through 100% quota share reinsurance agreements and term life insurance sold direct to consumers, which is no longer being offered for new sales.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Adjusted earnings should not be viewed as a substitute for net income (loss) attributable to Brighthouse Life Insurance Company and excludes net income (loss) attributable to noncontrolling interests.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues, net of income tax, in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses, net of income tax, in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments"); and

•  Amortization of DAC and VOBA related to: (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2020
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,383	$23	$(1,655)	$(369)	$(618)
Provision for income tax expense (benefit)	257	3	(356)	(102)	(198)
Post-tax adjusted earnings	1,126	20	(1,299)	(267)	(420)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,126	$20	$(1,299)	$(268)	(421)
Adjustments for:
Net investment gains (losses)					279
Net derivative gains (losses)					(132)
Other adjustments to net income (loss)					(1,267)
Provision for income tax (expense) benefit					235
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,306)
Interest revenue	$1,811	$403	$1,269	$62
Interest expense	$—	$—	$—	$68
	Year Ended December 31, 2019
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,233	$239	$(580)	$(234)	$658
Provision for income tax expense (benefit)	230	49	(126)	(112)	41
Post-tax adjusted earnings	1,003	190	(454)	(122)	617
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,003	$190	$(454)	$(123)	616
Adjustments for:
Net investment gains (losses)					92
Net derivative gains (losses)					(2,046)
Other adjustments to net income (loss)					150
Provision for income tax (expense) benefit					379
Net income (loss) attributable to Brighthouse Life Insurance Company					$(809)
Interest revenue	$1,798	$376	$1,265	$53
Interest expense	$—	$—	$—	$60

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2018
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,179	$211	$(58)	$(229)	$1,103
Provision for income tax expense (benefit)	201	43	(14)	(73)	157
Post-tax adjusted earnings	978	168	(44)	(156)	946
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$978	$168	$(44)	$(157)	945
Adjustments for:
Net investment gains (losses)					(204)
Net derivative gains (losses)					745
Other adjustments to net income (loss)					(523)
Provision for income tax (expense) benefit					4
Net income (loss) attributable to Brighthouse Life Insurance Company					$967
Interest revenue	$1,523	$373	$1,309	$44
Interest expense	$—	$—	$—	$6

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Annuities	$4,005	$4,062	$3,921
Life	1,081	1,115	1,160
Run-off	1,937	2,009	2,112
Corporate & Other	148	145	147
Adjustments	381	(1,704)	782
Total	$7,552	$5,627	$8,122

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$167,806	$152,740
Life	17,796	16,389
Run-off	38,366	35,132
Corporate & Other	11,320	11,892
Total	$235,288	$216,153

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Annuity products	$2,448	$2,522	$2,662
Life insurance products	1,418	1,561	1,677
Other products	11	12	7
Total	$3,877	$4,095	$4,346

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2020, 2019 and 2018.

3. Insurance

Insurance Liabilities

Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$54,185	$43,731
Life	8,335	7,507
Run-off	31,197	28,064
Corporate & Other	7,609	7,701
Total	$101,326	$87,003

See Note 5 for discussion of affiliated reinsurance liabilities included in the table above.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term and non-participating whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 9%.

Participating whole life insurance uses an interest assumption based upon a non-forfeiture interest rate of 4% and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2020 and 2019, and 40%, 38% and 38% of gross traditional life insurance premiums for the years ended December 31, 2020, 2019 and 2018, respectively.

The liability for future policyholder benefits for long-term care insurance (included in Corporate & Other) includes assumptions for morbidity, withdrawals and interest. Interest rate assumptions used for establishing long-term care claim liabilities range from 3% to 6%. Claim reserves for long-term care insurance include best estimate assumptions for claim terminations, expenses and interest.

Policyholder account balances liabilities for fixed deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

The Company also has secondary guarantees on universal life insurance accounted for as insurance liabilities. The most significant assumptions used in estimating the secondary guarantee liabilities are general account rates of return, premium persistency, mortality and lapses, which are reviewed and updated at least annually.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

See Note 1 for more information on guarantees accounted for as insurance liabilities.

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts and universal and variable life insurance contracts was as follows:

	Variable Annuity Contracts		Universal and Variable Life Contracts
	GMDBs	GMIBs	Secondary Guarantees	Total
			(In millions)
Direct
Balance at January 1, 2018	$1,416	$2,550	$4,232	$8,198
Incurred guaranteed benefits	183	358	483	1,024
Paid guaranteed benefits	(56)	—	—	(56)
Balance at December 31, 2018	1,543	2,908	4,715	9,166
Incurred guaranteed benefits	142	168	874	1,184
Paid guaranteed benefits	(89)	—	—	(89)
Balance at December 31, 2019	1,596	3,076	5,589	10,261
Incurred guaranteed benefits	128	1,089	1,244	2,461
Paid guaranteed benefits	(103)	—	(169)	(272)
Balance at December 31, 2020	$1,621	$4,165	$6,664	$12,450
Net Ceded/(Assumed)
Balance at January 1, 2018	$(6)	$(47)	$946	$893
Incurred guaranteed benefits	48	(3)	18	63
Paid guaranteed benefits	(54)	—	—	(54)
Balance at December 31, 2018	(12)	(50)	964	902
Incurred guaranteed benefits	84	(1)	119	202
Paid guaranteed benefits	(87)	—	—	(87)
Balance at December 31, 2019	(15)	(51)	1,083	1,017
Incurred guaranteed benefits	95	(21)	102	176
Paid guaranteed benefits	(101)	—	(39)	(140)
Balance at December 31, 2020	$(21)	$(72)	$1,146	$1,053
Net
Balance at January 1, 2018	$1,422	$2,597	$3,286	$7,305
Incurred guaranteed benefits	135	361	465	961
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2018	1,555	2,958	3,751	8,264
Incurred guaranteed benefits	58	169	755	982
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2019	1,611	3,127	4,506	9,244
Incurred guaranteed benefits	33	1,110	1,142	2,285
Paid guaranteed benefits	(2)	—	(130)	(132)
Balance at December 31, 2020	$1,642	$4,237	$5,518	$11,397

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2020				2019
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$104,075		$57,790		$100,034		$57,069
Separate account value	$99,257		$56,668		$95,430		$56,027
Net amount at risk	$6,392	(4)	$6,341	(5)	$6,617	(4)	$4,495	(5)
Average attained age of contract holders	70 years		70 years		69 years		69 years

	December 31,
	2020	2019
	Secondary Guarantees
	(Dollars in millions)
Universal Life Contracts
Total account value (3)	$5,772	$5,957
Net amount at risk (6)	$69,083	$71,124
Average attained age of policyholders	67 years	66 years
Variable Life Contracts
Total account value (3)	$1,306	$1,133
Net amount at risk (6)	$11,234	$12,082
Average attained age of policyholders	46 years	45 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk presented reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

(6)  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2020	2019
	(In millions)
Fund Groupings:
Balanced	$62,800	$62,266
Equity	28,385	25,580
Bond	8,265	7,729
Money Market	16	16
Total	$99,466	$95,591

Obligations Under Funding Agreements

Brighthouse Life Insurance Company has issued fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under the funding agreements of $144 million and $134 million at December 31, 2020 and 2019, respectively, which are reported in policyholder account balances.

Brighthouse Life Insurance Company is a member of the Federal Home Loan Bank ("FHLB") of Atlanta and holds common stock in certain regional banks in the FHLB system. Holdings of FHLB common stock carried at cost were $39 million at both December 31, 2020 and 2019.

Brighthouse Life Insurance Company has an active funding agreement program with FHLB of Atlanta, along with inactive funding agreement programs with certain regional banks in the FHLB system. The Company had obligations outstanding under these funding agreements of $595 million at both December 31, 2020 and 2019, which are reported in policyholder account balances. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody, including RMBS, to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs.

Brighthouse Life Insurance Company has a funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"), pursuant to which the parties may agree to enter into funding agreements in an aggregate amount of up to $500 million. Any such borrowings would be reported in policyholder account balances. At both December 31, 2020 and 2019, there were no borrowings under this funding agreement program. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac will be granted liens on certain assets, including agricultural loans, to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac.

27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
DAC:
Balance at January 1,	$4,327	$4,518	$5,015
Capitalizations	406	365	319
Amortization related to net investment gains (losses) and net derivative gains (losses)	105	220	(370)
All other amortization	(776)	(586)	(535)
Total amortization	(671)	(366)	(905)
Unrealized investment gains (losses)	(192)	(190)	89
Balance at December 31,	3,870	4,327	4,518
VOBA:
Balance at January 1,	482	568	608
Amortization related to net investment gains (losses) and net derivative gains (losses)	—	(1)	(1)
All other amortization	(25)	(28)	(105)
Total amortization	(25)	(29)	(106)
Unrealized investment gains (losses)	30	(57)	66
Balance at December 31,	487	482	568
Total DAC and VOBA:
Balance at December 31,	$4,357	$4,809	$5,086

Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

	December 31,
	2020	2019
	(In millions)
Annuities	$3,715	$4,168
Life	531	539
Run-off	5	5
Corporate & Other	106	97
Total	$4,357	$4,809

The estimated future VOBA amortization expense to be reported in other expenses for the next five years is $70 million in 2021, $61 million in 2022, $52 million in 2023, $45 million in 2024 and $39 million in 2025.

Information regarding DSI was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
DSI:
Balance at January 1,	$362	$391	$411
Capitalization	2	2	2
Amortization	(69)	(36)	(39)
Unrealized investment gains (losses)	—	5	17
Balance at December 31,	$295	$362	$391
28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third party reinsurers, and assumes certain index-linked annuities from an unaffiliated third party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2020, the Company had $6.7 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2020 and 2019, were not significant. The Company had $5.7 billion and $5.4 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2020 and 2019, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. At December 31, 2020, the Company had an allowance for credit losses of $10 million on its reinsurance recoverable balances.

At December 31, 2020, the Company had $14.8 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.8 billion, or 86%, were with the Company's five largest ceded reinsurers, including $3.8 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2019, the Company had $13.5 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $11.7 billion, or 87%, were with the Company's five largest ceded reinsurers, including $4.0 billion of net ceded reinsurance recoverables which were unsecured.

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Premiums
Direct premiums	$1,466	$1,597	$1,640
Reinsurance assumed	12	15	12
Reinsurance ceded	(742)	(765)	(783)
Net premiums	$736	$847	$869
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$3,376	$3,432	$3,617
Reinsurance assumed	55	79	101
Reinsurance ceded	(592)	(529)	(528)
Net universal life and investment-type product policy fees	$2,839	$2,982	$3,190
Other revenues
Direct other revenues	$239	$244	$262
Reinsurance assumed	18	3	2
Reinsurance ceded	45	19	23
Net other revenues	$302	$266	$287
Policyholder benefits and claims
Direct policyholder benefits and claims	$7,445	$5,267	$4,724
Reinsurance assumed	158	70	75
Reinsurance ceded	(1,914)	(1,799)	(1,619)
Net policyholder benefits and claims	$5,689	$3,538	$3,180
Other expenses
Direct other expenses	$1,851	$1,839	$1,812
Reinsurance assumed	2	(10)	(4)
Reinsurance ceded	(9)	(20)	(45)
Net other expenses	$1,844	$1,809	$1,763

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2020				2019
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$519	$30	$15,172	$15,721	$420	$39	$13,828	$14,287
Liabilities
Future policy benefits	$44,027	$239	$—	$44,266	$38,879	$202	$—	$39,081
Policyholder account balances	$50,292	$3,654	$—	$53,946	$42,062	$3,059	$—	$45,121
Other policy-related balances	$1,416	$1,698	$—	$3,114	$1,126	$1,675	$—	$2,801
Other liabilities	$3,066	$40	$1,104	$4,210	$3,410	$11	$1,063	$4,484

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $3.0 billion and $2.0 billion at December 31, 2020 and 2019, respectively. The deposit liabilities on reinsurance were $2.7 billion and $2.4 billion at December 31, 2020 and 2019, respectively.

Related Party Reinsurance Transactions

The Company has reinsurance agreements with its affiliate NELICO and certain MetLife, Inc. subsidiaries, including Metropolitan Life Insurance Company ("MLIC"), Metropolitan Tower Life Insurance Company and MetLife Reinsurance Company of Vermont, all of which were related parties until the completion of the MetLife Divestiture (see Note 1).

Information regarding the significant effects of reinsurance with NELICO and former MetLife affiliates included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Premiums
Reinsurance assumed	$2	$5	$7
Reinsurance ceded	—	—	(201)
Net premiums	$2	$5	$(194)
Universal life and investment-type product policy fees
Reinsurance assumed	$7	$6	$51
Reinsurance ceded	—	—	1
Net universal life and investment-type product policy fees	$7	$6	$52
Other revenues
Reinsurance assumed	$2	$3	$2
Reinsurance ceded	—	—	18
Net other revenues	$2	$3	$20
Policyholder benefits and claims
Reinsurance assumed	$55	$34	$52
Reinsurance ceded	—	—	(178)
Net policyholder benefits and claims	$55	$34	$(126)
Other expenses
Reinsurance assumed	$(21)	$(32)	$(13)
Reinsurance ceded	—	—	(5)
Net other expenses	$(21)	$(32)	$(18)

Information regarding the significant effects of reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2020		2019
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$24	$—	$26	$—
Liabilities
Future policy benefits	$120	$—	$97	$—
Policyholder account balances	$596	$—	$443	$—
Other policy-related balances	$10	$—	$11	$—
Other liabilities	$9	$—	$(21)	$—

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company assumes risks from NELICO related to guaranteed minimum benefits written directly by the cedent. The assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the agreements are included within policyholder account balances and were $596 million and $443 million at December 31, 2020 and 2019, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($151) million, ($53) million and $53 million for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company cedes risks to MLIC related to guaranteed minimum benefits written directly by the Company. The ceded reinsurance agreement contains embedded derivatives and changes in the estimated fair value are also included within net derivative gains (losses). Net derivative gains (losses) associated with the embedded derivatives were less than $1 million for the year ended December 31, 2018.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2020 and 2019. The deposit liabilities on related party reinsurance were $167 million and $164 million at December 31, 2020 and 2019, respectively.

6. Investments

See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies. In connection with the adoption of new guidance related to the credit losses (see Note 1), effective January 1, 2020, the Company updated its accounting policies on certain investments. Any accounting policy updates required by the new guidance are described in this footnote.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2020					December 31, 2019
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$32,062	$2	$5,286	$70	$37,276	$27,841	$—	$2,815	$65	$30,591
Foreign corporate	9,926	—	1,493	44	11,375	9,017	—	736	67	9,686
U.S. government and agency	5,871	—	2,599	6	8,464	5,396	—	1,848	—	7,244
RMBS	7,578	—	644	3	8,219	8,600	—	440	10	9,030
CMBS	6,120	—	586	9	6,697	5,460	—	263	9	5,714
State and political subdivision	3,607	—	948	—	4,555	3,326	—	687	2	4,011
ABS	2,831	—	60	10	2,881	1,940	—	21	11	1,950
Foreign government	1,488	—	345	1	1,832	1,503	—	250	2	1,751
Total fixed maturity securities	$69,483	$2	$11,961	$143	$81,299	$63,083	$—	$7,060	$166	$69,977

The Company held non-income producing fixed maturity securities with an estimated fair value of $5 million at December 31, 2020. The Company did not hold any non-income producing fixed maturity securities at December 31, 2019.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2020:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$1,465	$7,207	$14,328	$29,954	$16,529	$69,483
Estimated fair value	$1,483	$7,745	$16,074	$38,200	$17,797	$81,299

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2020				December 31, 2019
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$1,726	$57	$181	$13	$1,931	$43	$320	$22
Foreign corporate	243	7	345	37	577	12	510	55
U.S. government and agency	236	6	—	—	14	—	—	—
RMBS	180	2	22	1	802	6	346	4
CMBS	331	7	44	2	552	7	171	2
State and political subdivision	46	—	—	—	120	2	8	—
ABS	506	3	629	7	358	2	676	9
Foreign government	55	1	—	—	65	2	—	—
Total fixed maturity securities	$3,323	$83	$1,221	$60	$4,419	$74	$2,031	$92
Total number of securities in an unrealized loss position	665		241		686		297

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $506 million at December 31, 2020 and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $2 million, relating to five securities at December 31, 2020. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses by sector were as follows:

	U.S. Corporate	Foreign Corporate	Total
	(In millions)
Balance at January 1, 2020	$3	$1	$4
Allowance on securities where credit losses were not previously recorded	3	1	4
Reductions for securities sold	(1)	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	(1)	(1)
Write-offs charged against allowance (1)	(3)	(1)	(4)
Balance at December 31, 2020	$2	$—	$2

(1)  The Company recorded total write-offs of $13 million for the year ended December 31, 2020.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2020		2019
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$9,687	61.6%	$9,694	61.9%
Agricultural	3,479	22.1	3,326	21.2
Residential	2,650	16.9	2,708	17.3
Total mortgage loans (1)	15,816	100.6	15,728	100.4
Allowance for credit losses	(94)	(0.6)	(64)	(0.4)
Total mortgage loans, net	$15,722	100.0%	$15,664	100.0%

(1)  Purchases of mortgage loans from third parties were $815 million and $962 million for the years ended December 31, 2020 and 2019, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. For mortgage loans that are granted payment deferrals due to the worldwide pandemic sparked by the novel coronavirus ("COVID-19 pandemic"), interest continues to be accrued during the deferral period if the loan was less than 30 days past due at December 31, 2019 and performing at the onset of the pandemic. Accrued interest on COVID-19 pandemic impacted loans was not significant at December 31, 2020. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $88 million at December 31, 2020.

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a noncredit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2019	$47	$10	$7	$64
Cumulative effect of change in accounting principle	(20)	6	14	—
Balance at January 1, 2020	27	16	21	64
Current period provision	17	(1)	14	30
Balance at December 31, 2020	$44	$15	$35	$94

PCD Mortgage Loans

Purchases of PCD mortgage loans are summarized as follows:

Year Ended December 31, 2020
(In millions)
Purchase price	$159
Allowance at acquisition date	3
Discount or premium attributable to other factors	(2)
Par value	$160

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2020	2019	2018	2017	2016	Prior	Total
	(In millions)
December 31, 2020
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$317	$1,527	$1,004	$514	$1,106	$2,808	$7,276
65% to 75%	200	450	482	322	59	498	2,011
76% to 80%	—	—	—	44	79	8	131
Greater than 80%	—	—	29	—	6	234	269
Total commercial mortgage loans	517	1,977	1,515	880	1,250	3,548	9,687
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	566	526	749	377	412	627	3,257
65% to 75%	81	80	10	33	—	18	222
Total agricultural mortgage loans	647	606	759	410	412	645	3,479
Residential mortgage loans
Performing	214	381	413	131	70	1,375	2,584
Nonperforming	2	6	4	—	1	53	66
Total residential mortgage loans	216	387	417	131	71	1,428	2,650
Total	$1,380	$2,970	$2,691	$1,421	$1,733	$5,621	$15,816

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2020		2019
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$9,423	97.3%	$9,230	95.2%
1.00x - 1.20x	204	2.1	298	3.1
Less than 1.00x	60	0.6	166	1.7
Total	$9,687	100.0%	$9,694	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2020 and 2019. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the past due status of the impacted loans during the forbearance period is locked-in as of March 1, 2020, which reflects the date on which the COVID-19 pandemic began to affect the borrower's ability to make payments. At December 31, 2020, $38 million of the COVID-19 pandemic modified loans were classified as delinquent.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31, 2020
	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$9,687	$3,479	$2,575	$15,741
30-59 days past due	—	—	9	9
60-89 days past due	—	—	24	24
90-179 days past due	—	—	27	27
180+ days past due	—	—	15	15
Total	$9,687	$3,479	$2,650	$15,816

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized and in the process of foreclosure. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the impacted loans generally will not be reported as in a nonaccrual status during the period of deferral. A COVID-19 pandemic modified loan is only reported as a nonaccrual asset in the event a borrower declares bankruptcy, the borrower experiences significant credit deterioration such that the Company does not expect to collect all principal and interest due, or the loan was 90 days past due at the onset of the pandemic. At December 31, 2020, $38 million of the COVID-19 pandemic modified loans were in nonaccrual status.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment were as follows at:

	Commercial	Agricultural	Residential	Total
	(In millions)
December 31, 2019	$—	$21	$37	$58
December 31, 2020 (1)	$—	$—	$66	$66

(1)  The Company had $7 million of residential mortgage loans in nonaccrual status for which there was no related allowance for credit losses for the year ended December 31, 2020.

Current period investment income on mortgage loans in nonaccrual status was $2 million for the year ended December 31, 2020.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2020.

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Short-term modifications made on a good faith basis to borrowers who were not more than 30 days past due at December 31, 2019 and in response to the COVID-19 pandemic are not considered TDRs.

Other Invested Assets

Over 90% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 7 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes tax credit and renewable energy partnerships, leveraged leases and FHLB stock.

Leveraged Leases

The carrying value of leveraged leases at December 31, 2020 and 2019 was $50 million and $64 million, respectively, net of allowance for credit losses of $13 million and $0, respectively. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 12 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2020 and 2019, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, VOBA, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Fixed maturity securities	$11,818	$6,894	$1,679
Derivatives	162	232	253
Other	(16)	(15)	(15)
Subtotal	11,964	7,111	1,917
Amounts allocated from:
Future policy benefits	(4,598)	(2,691)	(885)
DAC, VOBA and DSI	(494)	(332)	(90)
Subtotal	(5,092)	(3,023)	(975)
Deferred income tax benefit (expense)	(1,443)	(859)	(198)
Net unrealized investment gains (losses)	$5,429	$3,229	$744

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Balance at December 31,	$3,229	$744	$1,860
Unrealized investment gains (losses) change due to cumulative effect, net of income tax	—	—	(79)
Balance at January 1,	3,229	744	1,781
Unrealized investment gains (losses) during the year	4,853	5,194	(2,990)
Unrealized investment gains (losses) relating to:
Future policy benefits	(1,907)	(1,806)	1,485
DAC, VOBA and DSI	(162)	(242)	172
Deferred income tax benefit (expense)	(584)	(661)	296
Balance at December 31,	$5,429	$3,229	$744
Change in net unrealized investment gains (losses)	$2,200	$2,485	$(1,037)

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2020 and 2019.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2020	2019
	(In millions)
Securities on loan: (1)
Amortized cost	$2,373	$2,031
Estimated fair value	$3,603	$2,996
Cash collateral received from counterparties (2)	$3,674	$3,074
Reinvestment portfolio — estimated fair value	$3,830	$3,174

(1)  Included within fixed maturity securities.

(2)  Included within payables for collateral under securities loaned and other transactions.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2020				December 31, 2019
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$937	$2,300	$437	$3,674	$1,279	$1,094	$701	$3,074

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2020 was $920 million, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. and foreign corporate securities, non-agency RMBS and U.S. government and agency securities) with 63% invested in agency RMBS, cash and cash equivalents and U.S. government and agency securities at December 31, 2020. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2020	2019
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$10,131	$9,345
Invested assets held in trust (reinsurance agreements) (2)	5,711	4,561
Invested assets pledged as collateral (3)	5,595	3,640
Total invested assets on deposit, held in trust and pledged as collateral	$21,437	$17,546

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $59 million and $69 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2020 and 2019, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $101 million and $124 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2020 and 2019, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

See "— Securities Lending" for information regarding securities on loan.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $2.8 billion at December 31, 2020. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.5 billion at December 31, 2020. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2020, 2019, and 2018. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2020, 2019 and 2018. Aggregate total assets of these entities totaled $503.7 billion and $403.6 billion at December 31, 2020 and 2019, respectively. Aggregate total liabilities of these entities totaled $62.9 billion and $52.7 billion at December 31, 2020 and 2019, respectively. Aggregate net income (loss) of these entities totaled $37.7 billion, $33.3 billion and $33.3 billion for the years ended December 31, 2020, 2019 and 2018, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

The Company has invested in legal entities that are variable interest entities ("VIE"). VIEs are consolidated when the investor is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to (i) direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2020 or 2019.

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2020		2019
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$13,494	$12,416	$12,959	$12,317
Limited partnerships and LLCs	2,307	3,565	1,892	3,065
Total	$15,801	$15,981	$14,851	$15,382

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds, and Structured Securities, issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, hedge funds, and to a lesser extent tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 13.

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Investment income:
Fixed maturity securities	$2,659	$2,627	$2,499
Equity securities	6	8	7
Mortgage loans	663	676	538
Policy loans	34	46	62
Limited partnerships and LLCs (1)	240	220	258
Cash, cash equivalents and short-term investments	41	72	26
Other	52	38	38
Total investment income	3,695	3,687	3,428
Less: Investment expenses	167	201	193
Net investment income	$3,528	$3,486	$3,235

(1)  Includes net investment income pertaining to other limited partnership interests of $225 million, $181 million and $211 million for the years ended December 31, 2020, 2019, and 2018, respectively.

See "— Related Party Investment Transactions" for discussion of related party investment expenses.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Fixed maturity securities	$298	$87	$(178)
Equity securities	—	17	(16)
Mortgage loans	(27)	(10)	(13)
Limited partnerships and LLCs	(3)	7	40
Other	11	(9)	(37)
Total net investment gains (losses)	$279	$92	$(204)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Proceeds	$3,201	$8,541	$11,159
Gross investment gains	$389	$232	$101
Gross investment losses	(76)	(145)	(279)
Net investment gains (losses)	$313	$87	$(178)

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Related Party Investment Transactions

All of the transactions reported as related party activity occurred prior to the MetLife Divestiture (see Note 1).

The Company receives investment administrative services from MetLife Investment Management, LLC (formerly known as MetLife Investment Advisors, LLC), which was considered a related party investment manager until the completion of the MetLife Divestiture. The related investment administrative service charges were $49 million for the year ended December 31, 2018.

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products against adverse changes in equity markets. Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount, and estimated fair value of derivatives held were as follows at:

		December 31,
		2020			2019
		Gross	Estimated Fair Value		Gross	Estimated Fair Value
	Primary Underlying Risk	Notional			Notional
	Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$290	$66	$—	$420	$22	$—
Foreign currency swaps	Foreign currency exchange rate	2,750	122	112	2,701	176	27
Total qualifying hedges		3,040	188	112	3,121	198	27
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	2,295	463	—	7,559	878	29
Interest rate caps	Interest rate	2,350	2	—	3,350	2	—
Interest rate options	Interest rate	25,980	712	122	29,750	782	187
Interest rate forwards	Interest rate	8,086	851	78	5,418	94	114
Foreign currency swaps	Foreign currency exchange rate	989	85	32	1,040	94	15
Foreign currency forwards	Foreign currency exchange rate	201	—	—	138	—	1
Credit default swaps — purchased	Credit	18	—	—	18	—	—
Credit default swaps — written	Credit	1,755	41	—	1,613	36	—
Credit default options	Credit	100	—	—	—	—	—
Equity index options	Equity market	31,576	1,071	838	51,509	850	1,728
Equity variance swaps	Equity market	1,098	13	20	2,136	69	69
Equity total return swaps	Equity market	15,056	143	822	7,723	2	367
Total non-designated or non-qualifying derivatives		89,504	3,381	1,912	110,254	2,807	2,510
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	283	—	N/A	217	—
Direct index-linked annuities	Other	N/A	—	3,855	N/A	—	2,253
Direct guaranteed minimum benefits	Other	N/A	—	2,751	N/A	—	1,548
Assumed guaranteed minimum benefits	Other	N/A	—	596	N/A	—	442
Assumed index-linked annuities	Other	N/A	—	382	N/A	—	339
Total embedded derivatives		N/A	283	7,584	N/A	217	4,582
Total		$92,544	$3,852	$9,608	$113,375	$3,222	$7,119

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2020 and 2019. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in ASC 815; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items presented in net derivative gains (losses) were as follows:

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$2	$—	$3	$—	$77
Foreign currency exchange rate derivatives	13	(6)	36	—	(129)
Total cash flow hedges	15	(6)	39	—	(52)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	3,557	—	—	—	—
Foreign currency exchange rate derivatives	(17)	(7)	—	—	—
Credit derivatives	18	—	—	—	—
Equity derivatives	(1,367)	—	—	—	—
Embedded derivatives	(2,325)	—	—	—	—
Total non-qualifying hedges	(134)	(7)	—	—	—
Total	$(119)	$(13)	$39	$—	$(52)
	Year Ended December 31, 2019
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$31	$—	$2	$—	$25
Foreign currency exchange rate derivatives	25	(29)	32	—	12
Total cash flow hedges	56	(29)	34	—	37
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	1,589	—	—	—	—
Foreign currency exchange rate derivatives	22	(3)	—	—	—
Credit derivatives	44	—	—	—	—
Equity derivatives	(2,476)	—	—	—	—
Embedded derivatives	(1,249)	—	—	—	—
Total non-qualifying hedges	(2,070)	(3)	—	—	—
Total	$(2,014)	$(32)	$34	$—	$37

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2018
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Policyholder Benefits and Claims	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate derivatives	$(12)	$12	$1	$—	$—
Total fair value hedges	(12)	12	1	—	—
Cash flow hedges:
Interest rate derivatives	129	(1)	5	—	(5)
Foreign currency exchange rate derivatives	—	(1)	26	—	161
Total cash flow hedges	129	(2)	31	—	156
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	(659)	—	—	—	—
Foreign currency exchange rate derivatives	81	(7)	—	—	—
Credit derivatives	(7)	—	—	—	—
Equity derivatives	631	—	—	—	—
Embedded derivatives	579	—	—	(8)	—
Total non-qualifying hedges	625	(7)	—	(8)	—
Total	$742	$3	$32	$(8)	$156

At December 31, 2020 and 2019, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was three years and four years, respectively.

At December 31, 2020 and 2019, the balance in AOCI associated with cash flow hedges was $162 million and $232 million, respectively.

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2020			2019
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$15	$683	2.9	$11	$615	2.5
Baa	26	1,072	5.2	25	998	5.1
Total	$41	$1,755	4.3	$36	$1,613	4.1

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/ Pledged (2)	Net Amount	Securities Collateral Received/ Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2020
Derivative assets	$3,574	$(1,342)	$(1,327)	$905	$(840)	$65
Derivative liabilities	$2,010	$(1,342)	$—	$668	$(630)	$38
December 31, 2019
Derivative assets	$3,046	$(1,458)	$(1,100)	$488	$(487)	$1
Derivative liabilities	$2,522	$(1,458)	$—	$1,064	$(1,061)	$3

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2020	2019
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$668	$1,064
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$1,205	$1,473

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately.

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2020
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,789	$487	$37,276
Foreign corporate	—	11,178	197	11,375
U.S. government and agency	2,108	6,356	—	8,464
RMBS	—	8,197	22	8,219
CMBS	—	6,692	5	6,697
State and political subdivision	—	4,555	—	4,555
ABS	—	2,841	40	2,881
Foreign government	—	1,832	—	1,832
Total fixed maturity securities	2,108	78,440	751	81,299
Equity securities	31	99	3	133
Short-term investments	1,669	216	—	1,885
Derivative assets: (1)
Interest rate	—	2,094	—	2,094
Foreign currency exchange rate	—	206	1	207
Credit	—	27	14	41
Equity market	—	1,213	14	1,227
Total derivative assets	—	3,540	29	3,569
Embedded derivatives within asset host contracts (2)	—	—	283	283
Separate account assets	86	103,897	3	103,986
Total assets	$3,894	$186,192	$1,069	$191,155
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$200	$—	$200
Foreign currency exchange rate	—	137	7	144
Equity market	—	1,660	20	1,680
Total derivative liabilities	—	1,997	27	2,024
Embedded derivatives within liability host contracts (2)	—	—	7,584	7,584
Total liabilities	$—	$1,997	$7,611	$9,608
52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2019
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$30,266	$325	$30,591
Foreign corporate	—	9,554	132	9,686
U.S. government and agency	1,542	5,702	—	7,244
RMBS	—	8,986	44	9,030
CMBS	—	5,714	—	5,714
State and political subdivision	—	3,938	73	4,011
ABS	—	1,877	73	1,950
Foreign government	—	1,751	—	1,751
Total fixed maturity securities	1,542	67,788	647	69,977
Equity securities	14	125	8	147
Short-term investments	1,004	473	5	1,482
Derivative assets: (1)
Interest rate	—	1,778	—	1,778
Foreign currency exchange rate	—	265	5	270
Credit	—	25	11	36
Equity market	—	850	71	921
Total derivative assets	—	2,918	87	3,005
Embedded derivatives within asset host contracts (2)	—	—	217	217
Separate account assets	180	99,485	3	99,668
Total assets	$2,740	$170,789	$967	$174,496
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$330	$—	$330
Foreign currency exchange rate	—	43	—	43
Equity market	—	2,093	71	2,164
Total derivative liabilities	—	2,466	71	2,537
Embedded derivatives within liability host contracts (2)	—	—	4,582	4,582
Total liabilities	$—	$2,466	$4,653	$7,119

(1)  Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables and other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets.

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2020.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct and ceded variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The Company issues certain variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

The Company issues and assumes through reinsurance index-linked annuities which allow the policyholder to participate in returns from equity indices. The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

		Significant	December 31, 2020		December 31, 2019		Impact of Increase in Input
	Valuation Techniques	Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.13%	0.02	% - 11.31%	Decrease (1)
		• Lapse rates	0.25	% - 15.00%	0.25	% - 16.00%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.66	% - 22.21%	16.24	% - 21.65%	Increase (5)
		• Nonperformance risk spread	0.47	% - 1.97%	0.54	% - 1.99%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	State and Political Subdivision	Equity Securities	Short-term Investments	Net Derivatives (2)	Net Embedded Derivatives (3)	Separate Account Assets (4)
	(In millions)
Balance, January 1, 2019	$711	$174	$74	$3	$—	$(122)	$(2,288)	$1
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	—	1	1	—	—	(12)	(1,249)	—
Total realized/unrealized gains (losses) included in AOCI	15	2	(1)	—	—	(1)	—	—
Purchases (7)	342	68	—	5	5	—	—	3
Sales (7)	(150)	(25)	(1)	—	—	—	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	155	(828)	—
Transfers into Level 3 (8)	24	42	—	—	—	—	—	—
Transfers out of Level 3 (8)	(485)	(145)	—	—	—	(4)	—	(1)
Balance, December 31, 2019	457	117	73	8	5	16	(4,365)	3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(6)	—	—	—	—	9	(2,325)	—
Total realized/unrealized gains (losses) included in AOCI	(3)	1	—	—	—	(9)	—	—
Purchases (7)	409	58	—	—	—	—	—	—
Sales (7)	(117)	(5)	—	—	(5)	(14)	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	(611)	—
Transfers into Level 3 (8)	186	11	—	—	—	—	—	—
Transfers out of Level 3 (8)	(242)	(115)	(73)	(5)	—	—	—	—
Balance, December 31, 2020	$684	$67	$—	$3	$—	$2	$(7,301)	$3
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2018 (9)	$(2)	$(1)	$1	$1	$—	$148	$268	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2019 (9)	$—	$—	$1	$—	$—	$(10)	$(1,504)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (9)	$(5)	$—	$—	$—	$—	$(4)	$(2,398)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2020 (9)	$(3)	$1	$—	$—	$—	$(9)	$—	$—
Gains (Losses) Data for the year ended December 31, 2018:
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	$1	$2	$1	$—	$—	$152	$571	$—
Total realized/unrealized gains (losses) included in AOCI	$(32)	$(6)	$(1)	$—	$—	$9	$—	$—

(1)  Comprised of U.S. and foreign corporate securities.

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(3)  Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4)  Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(5)  Amortization of premium/accretion of discount is included within net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities and therefore are not included in the three level hierarchy table disclosed in the "— Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2020
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,722	$—	$—	$16,836	$16,836
Policy loans	$884	$—	$475	$881	$1,356
Other invested assets	$54	$—	$39	$15	$54
Premiums, reinsurance and other receivables	$3,114	$—	$90	$3,808	$3,898
Liabilities
Policyholder account balances	$17,361	$—	$—	$18,962	$18,962
Long-term debt	$843	$—	$39	$1,031	$1,070
Other liabilities	$891	$—	$121	$787	$908
Separate account liabilities	$1,331	$—	$1,331	$—	$1,331
	December 31, 2019
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,664	$—	$—	$16,291	$16,291
Policy loans	$875	$—	$479	$504	$983
Other invested assets	$51	$—	$39	$12	$51
Premiums, reinsurance and other receivables	$2,053	$—	$41	$2,427	$2,468
Liabilities
Policyholder account balances	$15,474	$—	$—	$15,576	$15,576
Long-term debt	$844	$—	$39	$903	$942
Other liabilities	$943	$—	$169	$777	$946
Separate account liabilities	$1,186	$—	$1,186	$—	$1,186

9. Long-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2020	2019
			(In millions)
Surplus note — affiliated	8.070%	2059	$412	$412
Surplus note — affiliated	8.150%	2058	200	200
Surplus note — affiliated	7.800%	2058	200	200
Other long-term debt — unaffiliated (1)	7.028%	2030	31	32
Total long-term debt			$843	$844

(1)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

The aggregate maturities of long-term debt at December 31, 2020 were $2 million in each of 2021, 2022 and 2023, $3 million in each of 2024 and 2025 and $831 million thereafter.

Interest expense related to long-term and short-term debt of $68 million, $60 million and $6 million for the years ended December 31, 2020, 2019 and 2018, respectively, is included in other expenses, of which $65 million, $58 million and $4 million, respectively, was associated with affiliated debt.

Surplus Notes

On March 25, 2019, Brighthouse Life Insurance Company issued a $412 million surplus note due March 2059 to BH Holdings, which bears interest at a fixed rate of 8.07%, payable annually. Payments of interest and principal on this surplus note may be made only with the prior approval of the Delaware Department of Insurance.

On December 21, 2018, Brighthouse Life Insurance Company issued a $200 million surplus note due December 2058 to NELICO (the "December 2058 Surplus Note") in exchange for $28 million of cash and $172 million of invested assets, primarily fixed maturity securities. The December 2058 Surplus Note bears interest at a fixed rate of 8.15%, payable annually. On December 21, 2018, with the prior approval of the Commonwealth of Massachusetts Division of Insurance, NELICO distributed the December 2058 Surplus Note to BH Holdings via a non-cash extraordinary dividend. Payments of interest and principal on the December 2058 Surplus Note may be made only with the prior approval of the Delaware Department of Insurance.

On September 28, 2018, Brighthouse Life Insurance Company issued a $200 million surplus note due September 2058 to BH Holdings (the "September 2058 Surplus Note") in exchange for cash, which bears interest at a fixed rate of 7.80%, payable annually. Payments of interest and principal on the September 2058 Surplus Note may be made only with the prior approval of the Delaware Department of Insurance.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term not more than 364 days. On March 30, 2020, BH Holdings issued a $100 million promissory note to Brighthouse Life Insurance Company, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020. Additionally, on March 30, 2020, Brighthouse Life Insurance Company of NY ("BHNY") issued a $100 million promissory note to BH Holdings, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020.

Committed Facilities

Reinsurance Financing Arrangement

On April 28, 2017, Brighthouse Reinsurance Company of Delaware ("BRCD") entered into a $10.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes. On June 11, 2020, BRCD amended its financing arrangement to increase the maximum amount to $12.0 billion and extend the term by two years to 2039. At December 31, 2020, there were no borrowings and there was $10.9 billion of funding available under this financing arrangement. For the years ended December 31, 2020, 2019 and 2018, the Company recognized commitment fees of $30 million, $41 million and $44 million, respectively, in other expenses associated with this financing arrangement.

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

Repurchase Facilities

On November 20, 2020, Brighthouse Life Insurance Company terminated without penalty its existing $2.0 billion secured committed repurchase facility with a financial institution and concurrently entered into new secured committed repurchase facilities (the "2020 Repurchase Facilities") under which Brighthouse Life Insurance Company may continue to enter into repurchase transactions in an aggregate amount up to $2.0 billion for a term of up to three years. Under the 2020 Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2020, there were no borrowings under the 2020 Repurchase Facilities. For the years ended December 31, 2020, 2019 and 2018, fees associated with this committed facility were not significant.

10. Equity

Statutory Equity and Income

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital ("TAC"), calculated in the manner prescribed by the NAIC to its authorized control level RBC ("ACL RBC"), calculated in the manner prescribed by the NAIC, based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400% for all periods presented.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2020	2019	2018
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(979)	$1,074	$(1,104)
Brighthouse Life Insurance Company of NY	New York	$(390)	$(139)	$19

Statutory capital and surplus was as follows at:

	December 31,
Company	2020	2019
	(In millions)
Brighthouse Life Insurance Company	$7,410	$8,746
Brighthouse Life Insurance Company of NY	$373	$579

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included, as admitted assets, the value of credit-linked notes, serving as collateral, which resulted in higher statutory capital and surplus of $8.0 billion and $9.0 billion for the years ended December 31, 2020 and 2019, respectively.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

The statutory net income (loss) of BRCD was $145 million, ($316) million and ($1.1) billion for the years ended December 31, 2020, 2019 and 2018, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $624 million and $572 million at December 31, 2020 and 2019, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2021	2020	2019	2018
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company	$733	$1,250	$—	$—
Brighthouse Life Insurance Company of NY	$—	$—	$28	$—

(1)  Reflects dividend amounts that may be paid during 2021 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2021, some or all of such dividends may require regulatory approval.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. During the year ended December 31, 2020, BRCD paid an extraordinary dividend in the form of invested assets of $423 million and the settlement of affiliated reinsurance balances of $177 million, which was approved by the Delaware Commissioner in December 2019. BRCD did not pay any extraordinary dividends during the years ended December 31, 2019 and 2018. During the years ended December 31, 2020, 2019 and 2018, BRCD paid cash dividends of $1 million, $1 million and $2 million, respectively, to its preferred shareholders.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2017	$1,709	$151	$(23)	$1,837
Cumulative effect of change in accounting principle and other, net of income tax	(79)	—	—	(79)
Balance, January 1, 2018	1,630	151	(23)	1,758
OCI before reclassifications	(1,534)	156	(4)	(1,382)
Deferred income tax benefit (expense)	327	54	1	382
AOCI before reclassifications, net of income tax	423	361	(26)	758
Amounts reclassified from AOCI	179	(134)	—	45
Deferred income tax benefit (expense)	(38)	(47)	—	(85)
Amounts reclassified from AOCI, net of income tax	141	(181)	—	(40)
Balance at December 31, 2018	564	180	(26)	718
OCI before reclassifications	3,224	37	12	3,273
Deferred income tax benefit (expense)	(677)	(8)	—	(685)
AOCI before reclassifications, net of income tax	3,111	209	(14)	3,306
Amounts reclassified from AOCI	(57)	(58)	—	(115)
Deferred income tax benefit (expense)	12	12	—	24
Amounts reclassified from AOCI, net of income tax	(45)	(46)	—	(91)
Balance at December 31, 2019	3,066	163	(14)	3,215
OCI before reclassifications (2)	3,159	(52)	19	3,126
Deferred income tax benefit (expense)	(663)	11	(13)	(665)
AOCI before reclassifications, net of income tax	5,562	122	(8)	5,676
Amounts reclassified from AOCI	(305)	(18)	—	(323)
Deferred income tax benefit (expense)	64	4	—	68
Amounts reclassified from AOCI, net of income tax	(241)	(14)	—	(255)
Balance at December 31, 2020	$5,321	$108	$(8)	$5,421

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)  Includes $3 million related to the adoption of ASU 2016-13 (see Note 1).

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2020	2019	2018
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$319	$94	$(178)	Net investment gains (losses)
Net unrealized investment gains (losses)	—	—	1	Net investment income
Net unrealized investment gains (losses)	(14)	(37)	(2)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	305	57	(179)
Income tax (expense) benefit	(64)	(12)	38
Net unrealized investment gains (losses), net of income tax	241	45	(141)
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	31	98	Net derivative gains (losses)
Interest rate swaps	3	2	3	Net investment income
Interest rate forwards	—	—	31	Net derivative gains (losses)
Interest rate forwards	—	—	2	Net investment income
Foreign currency swaps	13	25	—	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	18	58	134
Income tax (expense) benefit	(4)	(12)	47
Gains (losses) on cash flow hedges, net of income tax	14	46	181
Total reclassifications, net of income tax	$255	$91	$40

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $235 million, $240 million and $255 million for the years ended December 31, 2020, 2019 and 2018, respectively, of which substantially all were reported in the Annuities segment.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Other Revenues and Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Compensation	$321	$304	$278
Contracted services and other labor costs	251	252	194
Transition services agreements	122	237	268
Establishment costs	194	76	131
Premium and other taxes, licenses and fees	39	43	64
Volume related costs, excluding compensation, net of DAC capitalization	591	591	595
Interest expense on debt	68	60	6
Other	258	246	227
Total other expenses	$1,844	$1,809	$1,763

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 9 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Current:
Federal	$—	$(35)	$(178)
Deferred:
Federal	(433)	(303)	331
Provision for income tax expense (benefit)	$(433)	$(338)	$153

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Tax provision at statutory rate	$(365)	$(241)	$235
Tax effect of:
Excess loss account — Separation from MetLife	—	—	(2)
Dividends received deduction	(38)	(38)	(40)
Tax credits	(24)	(29)	(24)
Release of valuation allowance	—	—	(11)
Other, net	(6)	(30)	(5)
Provision for income tax expense (benefit)	$(433)	$(338)	$153
Effective tax rate	25%	30%	14%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2020	2019
	(In millions)
Deferred income tax assets:
Net operating loss carryforwards	$1,485	$1,082
Tax credit carryforwards	133	105
Intangibles	62	97
Employee benefits	4	4
Investments, including derivatives	—	213
Other	—	18
Total deferred income tax assets	1,684	1,519
Deferred income tax liabilities:
Net unrealized investment gains	1,443	858
Policyholder liabilities and receivables	894	1,307
DAC	604	655
Investments, including derivatives	200	—
Other	4	—
Total deferred income tax liabilities	3,145	2,820
Net deferred income tax asset (liability)	$(1,461)	$(1,301)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2020.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032	$3,006
Indefinite	4,064
$7,070

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2020.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2020-2024	$—	$18
2025-2029	—	70
2030-2034	—	28
2035-2039	17	—
Indefinite	—	—
	$17	$116

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2020	2019	2018
	(In millions)
Balance at January 1,	$34	$34	$22
Additions for tax positions of prior years	—	—	12
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Balance at December 31,	$34	$34	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$34	$34	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2020, 2019 and 2018.

The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2007. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2007 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal life and non-life income tax return in accordance with the provisions of the Tax Code. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

For periods after the Separation, the Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The nonlife subsidiaries of the Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. In November 2018, MetLife paid $894 million to the Company under the tax separation agreement. For the years ended December 31, 2020 and 2019, the Company paid MetLife $0 and $2 million, respectively, under the tax separation agreement. At December 31, 2020, the current income tax payable included $121 million payable to MetLife related to this agreement. At December 31, 2019, the current income tax recoverable included $115 million payable to MetLife related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2020.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2020, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Action

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020 and intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Disputes have arisen with counterparties in connection with reinsurance arrangements where the Company is acting as either the reinsured or the reinsurer. These disputes involve assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and in certain of such disputes the counterparty has made a request to arbitrate the dispute.

As of December 31, 2020, the Company estimates the amount of reasonably possible losses in excess of the amounts accrued for certain non-litigation loss contingencies to be up to approximately $125 million, which are primarily associated with reinsurance-related matters. For certain other reinsurance-related matters, the Company is not currently able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

On a quarterly and annual basis, the Company reviews relevant information with respect to non-litigation contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $210 million and $206 million at December 31, 2020 and 2019, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.7 billion and $1.8 billion at December 31, 2020 and 2019, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $112 million, with a cumulative maximum of $118 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2020 and 2019 for indemnities, guarantees and commitments.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse affiliates and had previous arrangements with MetLife for services necessary to conduct its activities. Certain of the MetLife services have continued, however, MetLife ceased to be a related party in June 2018 (see Note 1). See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, investment, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Related Party Transactions (continued)

Shared Services and Overhead Allocations

Brighthouse Services currently provides, and previously MetLife provided, certain services to the Company, each using an allocation methodology under certain agreements for such services. These services include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/ contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $213 million, $220 million and $234 million for the years ended December 31, 2020, 2019 and 2018, respectively. Costs incurred under these arrangements with Brighthouse Services as well as with MetLife prior to the MetLife Divestiture, were $1.1 billion for each of the years ended December 31, 2020, 2019 and 2018, and were recorded in other expenses.

Included in these costs are those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife. The Company incurred costs of $88 million, $21 million and $68 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company is charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement is reasonable, the allocated expenses may not be indicative of those of a standalone entity.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($21) million and ($43) million at December 31, 2020 and 2019, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $200 million, $205 million and $216 million for the years ended December 31, 2020, 2019 and 2018, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $858 million, $815 million and $771 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company also had related party fee income receivables of $18 million at both December 31, 2020 and 2019.

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2020

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$5,871	$8,464	$8,464
State and political subdivision	3,607	4,555	4,555
Public utilities	3,645	4,423	4,423
Foreign government	1,488	1,832	1,832
All other corporate bonds	38,071	43,931	43,931
Total bonds	52,682	63,205	63,205
Mortgage-backed and asset-backed securities	16,529	17,797	17,797
Redeemable preferred stock	272	297	297
Total fixed maturity securities	69,483	81,299	81,299
Equity securities:
Non-redeemable preferred stock	98	99	99
Common stock:
Industrial, miscellaneous and all other	30	32	32
Public utilities	—	2	2
Total equity securities	128	133	133
Mortgage loans	15,722		15,722
Policy loans	884		884
Limited partnerships and LLCs	2,809		2,809
Short-term investments	1,885		1,885
Other invested assets	3,757		3,757
Total investments	$94,668		$106,489

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

73

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2020 and 2019

(In millions, except share and per share data)

	2020	2019
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $59,333 and $53,793, respectively; allowance for credit losses of $2 and $0, respectively)	$69,350	$59,754
Equity securities, at estimated fair value	112	124
Mortgage loans (net of allowance for credit losses of $92 and $61, respectively)	15,079	15,038
Policy loans	884	875
Limited partnerships and limited liability companies	2,809	2,379
Short-term investments, principally at estimated fair value	1,670	1,431
Investment in subsidiaries	6,303	5,980
Other invested assets, principally at estimated fair value	3,360	2,970
Total investments	99,567	88,551
Cash and cash equivalents	3,384	2,273
Accrued investment income	573	585
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $0, respectively)	15,172	13,727
Receivable from subsidiaries	10,884	9,505
Deferred policy acquisition costs and value of business acquired	3,934	4,340
Deferred income tax receivable	1,103	1,147
Other assets	361	424
Separate account assets	99,021	94,992
Total assets	$233,999	$215,544
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$43,074	$38,306
Policyholder account balances	51,272	43,119
Other policy-related balances	3,658	3,383
Payables for collateral under securities loaned and other transactions	5,101	4,289
Long-term and short-term debt	812	812
Current income tax payable	96	30
Other liabilities	12,865	12,149
Separate account liabilities	99,021	94,992
Total liabilities	215,899	197,080
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	18,323	19,073
Retained earnings (deficit)	(5,719)	(3,899)
Accumulated other comprehensive income (loss)	5,421	3,215
Total stockholder's equity	18,100	18,464
Total liabilities and stockholder's equity	$233,999	$215,544

See accompanying notes to the condensed financial information.
74

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Condensed Statements of Operations
Revenues
Premiums	$428	$452	$437
Universal life and investment-type product policy fees	2,440	2,559	2,738
Net investment income	3,111	3,086	2,885
Other revenues	398	341	398
Net investment gains (losses)	296	88	(165)
Net derivative gains (losses)	(1,594)	(2,928)	1,335
Total revenues	5,079	3,598	7,628
Expenses
Policyholder benefits and claims	3,087	2,623	2,388
Interest credited to policyholder account balances	912	869	881
Amortization of deferred policy acquisition costs and value of business acquired	626	337	952
Other expenses	2,102	1,920	1,925
Total expenses	6,727	5,749	6,146
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(1,648)	(2,151)	1,482
Provision for income tax expense (benefit)	(410)	(534)	238
Income (loss) before equity in earnings (losses) of subsidiaries	(1,238)	(1,617)	1,244
Equity in earnings (losses) of subsidiaries	(68)	808	(277)
Net income (loss) attributable to Brighthouse Life Insurance Company	$(1,306)	$(809)	$967
Comprehensive income (loss)	$900	$1,688	$(73)

See accompanying notes to the condensed financial information.
75

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2020, 2019 and 2018

(In millions)

	2020	2019	2018
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$815	$2,160	$2,774
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	7,591	12,009	14,909
Equity securities	66	57	19
Mortgage loans	1,869	1,434	840
Limited partnerships and limited liability companies	177	302	254
Purchases of:
Fixed maturity securities	(12,517)	(14,179)	(14,697)
Equity securities	(17)	(22)	(2)
Mortgage loans	(1,993)	(3,337)	(3,896)
Limited partnerships and limited liability companies	(581)	(463)	(358)
Cash received in connection with freestanding derivatives	6,035	1,933	1,795
Cash paid in connection with freestanding derivatives	(4,284)	(2,597)	(2,879)
Receipts on loans to affiliate	100	—	—
Issuances of loans to affiliate	(100)	—	—
Returns of capital and dividends from subsidiaries	16	54	25
Capital contributions to subsidiaries	—	(75)	—
Net change in policy loans	(9)	126	105
Net change in short-term investments	(223)	(1,418)	269
Net change in other invested assets	22	23	44
Net cash provided by (used in) investing activities	(3,848)	(6,153)	(3,572)
Cash flows from financing activities
Policyholder account balances:
Deposits	8,568	6,117	5,064
Withdrawals	(3,029)	(2,503)	(3,124)
Net change in payables for collateral under securities loaned and other transactions	812	(735)	871
Long-term and short-term debt issued	—	412	228
Dividends paid to parent	(1,250)	—	—
Financing element on certain derivative instruments and other derivative related	(957)	(203)	(303)
Other, net	—	(7)	(2)
Net cash provided by (used in) financing activities	4,144	3,081	2,734
Change in cash, cash equivalents and restricted cash	1,111	(912)	1,936
Cash, cash equivalents and restricted cash, beginning of year	2,273	3,185	1,249
Cash, cash equivalents and restricted cash, end of year	$3,384	$2,273	$3,185
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$28	$—
Income tax	$(32)	$—	$(168)
Non-cash transactions:
Transfer of fixed maturity securities from affiliate	$417	$—	$417
Transfer of fixed maturity securities to affiliate	$280	$—	$—

See accompanying notes to the condensed financial information.
76

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

Beginning in 2020, the Parent Company elected to change the presentation of equity in earnings (losses) of subsidiaries, including it as a separate component on net income in the Condensed Statement of Operations. This presentation was applied to all periods presented in the condensed financial information of the Parent Company. Previously, this activity was presented as a component of total revenues.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2019, Brighthouse Life Insurance Company paid a cash capital contribution of $75 million to BHNY and received a cash dividend of $28 million from BHNY. On December 30, 2019, the Delaware Commissioner approved an extraordinary dividend of $600 million payable from BRCD to Brighthouse Life Insurance Company, which was paid on February 20, 2020. Such dividend was included in receivable from subsidiaries at December 31, 2019.

77

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2020 and 2019

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2020
Annuities	$3,715	$10,276	$43,909	$—	$84
Life	531	5,938	2,397	10	80
Run-off	5	23,558	7,639	—	184
Corporate & Other	106	7,608	1	5	—
Total	$4,357	$47,380	$53,946	$15	$348
2019
Annuities	$4,168	$8,921	$34,810	$—	$86
Life	539	5,070	2,437	12	45
Run-off	5	20,191	7,873	—	151
Corporate & Other	97	7,700	1	6	—
Total	$4,809	$41,882	$45,121	$18	$282

(1)  Amounts are included within the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

78

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2020, 2019 and 2018

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2020
Annuities	$2,179	$1,800	$2,438	$627	$1,043
Life	671	402	831	78	150
Run-off	642	1,264	3,421	—	185
Corporate & Other	83	62	60	(9)	466
Total	$3,575	$3,528	$6,750	$696	$1,844
2019
Annuities	$2,291	$1,786	$1,429	$328	$1,125
Life	728	374	646	53	177
Run-off	720	1,273	2,436	—	200
Corporate & Other	90	53	58	14	307
Total	$3,829	$3,486	$4,569	$395	$1,809
2018
Annuities	$2,410	$1,509	$1,603	$901	$1,052
Life	774	371	637	93	214
Run-off	777	1,311	1,923	—	202
Corporate & Other	98	44	64	17	295
Total	$4,059	$3,235	$4,227	$1,011	$1,763

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

79

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2020, 2019 and 2018

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2020
Life insurance in-force	$509,456	$156,361	$8,965	$362,060	2.5%
Insurance premium Life insurance (1)	$1,251	$532	$12	$731	1.6%
Accident & health insurance	215	210	—	5	0.0%
Total insurance premium	$1,466	$742	$12	$736	1.6%
2019
Life insurance in-force	$534,106	$167,676	$8,884	$375,314	2.4%
Insurance premium Life insurance (1)	$1,375	$548	$15	$842	1.8%
Accident & health insurance	222	217	—	5	0.0%
Total insurance premium	$1,597	$765	$15	$847	1.8%
2018
Life insurance in-force	$561,218	$180,362	$9,248	$390,104	2.4%
Insurance premium Life insurance (1)	$1,415	$559	$12	$868	1.4%
Accident & health insurance	225	224	—	1	0.0%
Total insurance premium	$1,640	$783	$12	$869	1.4%

(1)  Includes annuities with life contingencies.

For the year ended December 31, 2020, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.7 billion, respectively, and life insurance premiums of $0 and $2 million, respectively. For the year ended December 31, 2019, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.7 billion, respectively, and life insurance premiums of $0 and $5 million, respectively. For the year ended December 31, 2018, reinsurance ceded and assumed included related party transactions for life insurance in-force of $0 and $1.8 billion, respectively, and life insurance premiums of $201 million and $7 million, respectively.
80